UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	9/30
Date of reporting period:	9/30/2009

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus/The Boston Company Emerging Markets Core Equity Fund
Dreyfus/The Boston Company International Core Equity Fund
Dreyfus/The Boston Company Large Cap Core Fund
Dreyfus/The Boston Company Small Cap Growth Fund
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Growth Fund
Dreyfus/Standish Intermediate Tax Exempt Bond Fund
Dreyfus/Newton International Equity Fund

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus/The Boston Company Emerging Markets Core Equity Fund

ANNUAL REPORT September 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
36	Report of Independent Registered
Public Accounting Firm
37	Important Tax Information
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Emerging Markets Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this annual report for Dreyfus/The Boston Company Emerging Markets Core Equity Fund, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices.These indicators continue to help fuel a sustained rally among domestic and international stocks, many of which hit 52-week lows back in March. Since then, the best returns were generated by the most beaten-down securities and by smaller-cap securities. Momentum may keep these stocks rallying for a time, but the fundamental case for future gains seems to depend on an actual acceleration of economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals of individual companies and industry groups, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by William Patzer, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus/The Boston Company Emerging Markets Core Equity Fund’s Class I shares produced a total return of 14.90%.1 Between their inception on March 31, 2009, and the end of the fund’s annual reporting period on September 30, 2009, Class A shares returned 67.60%, and Class C shares returned 66.94%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets (the “MSCI EM Index”) Index, produced a total return of 19.44% for the 12-month reporting period and 63.21% for the six-month period.2

International stock markets fell sharply over the first half of a volatile reporting period as a global recession and banking crisis took their toll. However, emerging-markets stocks led the rebound when economic conditions began to stabilize, more than offsetting earlier losses. The fund’s Class I shares produced lower returns than its benchmark for the 12-month reporting period, primarily due to lagging results in the materials, energy and industrials sectors during the downturn.

The Fund’s Investment Approach

The fund seeks to achieve long-term growth of capital by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the MSCI EM Index.The fund may invest up to 20% of its net assets in fixed income securities and may invest in preferred stocks of any credit quality if common stocks of the relevant company are not available. The fund employs a “bottom-up” investment approach, which emphasizes individual stock selection.

Equity Markets Plunged, Then Rebounded Sharply

Just weeks before the start of the reporting period, the failures of several major financial institutions sparked a financial crisis that nearly led to the collapse of the worldwide banking system. Meanwhile, rising unemployment, declining housing markets and plunging consumer confidence

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

produced the most severe global recession since the 1930s.These influences fueled a bear market that drove the world’s stock markets to multi-year lows.The emerging markets were particularly hard-hit as investors engaged in a “flight to quality” toward traditional safe havens.

Market sentiment began to improve in March, when it became clearer that aggressive remedial actions by government and monetary authorities—including historically low short-term interest rates, rescues of troubled corporations and massive injections of liquidity into the banking system—had helped repair the world’s credit markets. Subsequently, mounting evidence of global economic stabilization propelled the world’s equity markets higher through the reporting period’s end. Just as the emerging markets declined more sharply than average in the downturn, they rebounded more robustly in the rally as China and other developing nations boosted economic activity through massive fiscal stimulus programs.

Health Care and Technology Stocks Led the Fund’s Rebound

The information technology sector proved to be the best performing segment of the benchmark and fund as the adoption of personal computers gathered momentum in the emerging markets. Chinese gaming pioneer Shanda Interactive Entertainment attracted more players with a popular new product created by Korean game developer NCsoft,bolster-ing both companies’ stock prices. In India, technology consultant Patni Computer Systems rebounded from a beaten-down stock price that had valued the company at less than the cash on its balance sheet.

In the health care sector, China Pharmaceutical Group benefited from improved quality controls and higher prices for its products.Turkish drug distributor Selçuk Ecza Deposu Ticaret ve Sanayi climbed when concerns regarding competitive pressures failed to materialize. Among consumer discretionary companies,Korean automobile parts maker Hyundai Mobis fared well in anticipation of a global economic recovery.

Disappointments during the reporting period were concentrated primarily during the reporting period’s first half. In the materials sector, steel producer ArcelorMittal South Africa Ltd. was hurt by falling commodity prices and concerns about liquidity issues, prompting us to sell the fund’s position. We also sold Indian aluminum producer Hindalco Industries after it declined along with commodity prices,

4

triggering fears that the company might violate its debt covenants.We have continued to hold South African mining company Gold Fields despite weaker gold prices in local currency terms.

Among industrial stocks, Mexican conglomerate Alfa SAB de CV was hurt by its ties to the struggling U.S. automobile industry, and we sold the fund’s position. South African engineering and construction firm Aveng and Brazilian aircraft maker Empresa Brasileira de Aeronáutica (Embraer) declined when orders softened in the recession. Finally, Russian energy producers LUKOIL and Gazprom fell sharply as local economic conditions deteriorated, and we added to the fund’s positions in both companies when they reached compelling valuations.

Finding Opportunities in Recovering Markets

Even in the wake of a sustained and robust market rally, we have continued to find attractive values among fundamentally strong companies in growing markets. Still, we expect a sub-par global economic recovery, and the emerging markets may remain volatile, requiring careful selectivity. In our judgment, our disciplined approach may be particularly well suited to such an environment.

October 15, 2009

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Effective 3/31/2009, the fund adopted a multiple class structure.The fund’s existing shares were reclassified as Class I shares and Class A and Class C have been added.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, the fund’s return would have been lower. This waiver is voluntary and may be terminated or changed at any time.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets.The index consists of 26 MSCI emerging market national indices. MSCI Indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Emerging
Markets Core Equity Fund on 7/10/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital
International Emerging Markets Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 6/30/06 is used as the beginning value on 7/10/06.
Effective on December 1, 2008,The Dreyfus Corporation became the fund’s investment adviser and the fund’s name changed from The Boston Company Emerging Markets Core Equity Fund to Dreyfus/The Boston Company Emerging
Markets Core Equity Fund.The fund is a series of Dreyfus Investment Funds (prior to December 1, 2008, Mellon
Institutional Funds Investment Trust).
Effective on March 31, 2009, Dreyfus/The Boston Company Emerging Markets Core Equity Fund implemented a multi-class structure. Existing shares were re-designated as Class I shares and Class A and Class C shares were adopted.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class I shares.
Performance for Class A and Class C shares will vary from the performance of Class I shares shown above due to differences in charges and expenses.The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/09

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/09	8.13%††	8.37%††
without sales charge	3/31/09	14.72%††	10.38%††
Class C shares
with applicable redemption charge †	3/31/09	13.27%††	10.24%††
without redemption	3/31/09	14.27%††	10.24%††
Class I shares	7/10/06	14.90%	10.43%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Emerging Markets Core Equity Fund from April 1, 2009 to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 13.24	$ 18.16	$ 9.61
Ending value (after expenses)	$1,640.90	$1,634.40	$1,644.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 10.10	$ 13.87	$ 7.33
Ending value (after expenses)	$1,015.04	$1,011.28	$1,017.80

† Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A, 2.75% for Class C and 1.45%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS September 30, 2009

Common Stocks—84.8%	Shares	Value ($)
Brazil—1.6%
Gafisa	4,900	73,793
Redecard	6,900	106,133
Souza Cruz	2,300	80,765
		260,691
Cayman Islands—.7%
Perfect World, ADR	2,330 [a]	112,073
China—10.5%
Bank of China, Cl. H	333,000	175,307
China Construction Bank, Cl. H	332,000	265,170
China Life Insurance, Cl. H	44,000	191,612
China Petroleum & Chemical, Cl. H	170,000	144,554
Great Wall Motor, Cl. H	84,500	76,104
Industrial & Commercial Bank of China, Cl. H	290,000	218,528
PetroChina, Cl. H	178,000	201,196
Shandong Chenming Paper, Cl. H	119,500	78,484
Weichai Power, Cl. H	25,000	131,773
Yanzhou Coal Mining, Cl. H	78,000	112,521
Zhejiang Expressway, Cl. H	74,000	64,833
ZTE, Cl. H	20,040	105,759
		1,765,841
Egypt—1.2%
Orascom Construction Industries	3,735	158,171
Talaat Moustafa Group	42,940 [a]	50,261
		208,432
Hong Kong—5.9%
Chaoda Modern Agriculture Holdings	170,000	102,657
China Agri-Industries Holdings	193,481	180,748
China Mobile	18,000	175,586
Hopson Development Holdings	38,000	66,095
Hutchison Whampoa	25,000	180,483
New World China Land	195,200	92,436
Shanghai Industrial Holdings	26,000	117,251
Tianjin Development Holdings	144,000	75,994
		991,250

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
India—5.5%
Bank of India	19,690	168,657
Canara Bank	10,900	72,905
Grasim Industries	1,750	100,709
ICICI Bank	2,720	51,160
Oil & Natural Gas	5,090	123,935
Patni Computer Systems, ADR	4,460	82,510
State Bank of India	3,410	155,646
Sterlite Industries India	5,090	82,040
Tata Steel	7,410	78,613
		916,175
Indonesia—3.8%
Astra International	37,000	127,672
Bank Central Asia	99,000	47,375
Bank Mandiri	207,000	100,662
Gudang Garam	64,500	99,436
Indofood Sukses Makmur	411,000	128,637
United Tractors	80,000	129,126
		632,908
Israel—2.2%
Bank Leumi Le-Israel	28,310 [a]	108,610
Teva Pharmaceutical Industries, ADR	5,160	260,890
		369,500
Luxembourg—.7%
Evraz Group, GDR	4,410 [b,c]	114,880
Malaysia—.7%
Hong Leong Bank	22,500	42,712
Kulim (Malaysia)	38,100	81,462
		124,174
Mexico—3.1%
America Movil, ADR, Ser. L	8,500	372,555
Empresas ICA	29,500 [a]	69,504
Fomento Economico Mexicano, ADR	2,270	86,373
		528,432

10

Common Stocks (continued)	Shares	Value ($)
Philippines—.7%
Globe Telecom	5,360	110,865
Poland—1.0%
KGHM Polska Miedz	5,370	161,656
Russia—7.2%
Gazprom, ADR	19,910	462,907
LUKOIL, ADR	6,760	366,392
MMC Norilsk Nickel, ADR	6,072 [a]	75,293
Vimpel-Communications, ADR	11,110 [a]	207,757
Wimm-Bill-Dann Foods, ADR	1,440 [a]	102,974
		1,215,323
South Africa—5.4%
ABSA Group	4,828	77,125
Aveng	29,210 [d]	168,175
Bidvest Group	5,230 [d]	82,537
Gold Fields	8,460	114,309
Impala Platinum Holdings	3,830	89,224
Metropolitan Holdings	85,818	146,114
MTN Group	8,454	137,468
Remgro	7,582	89,426
		904,378
South Korea—15.7%
Busan Bank	8,240	91,614
Daegu Bank	9,800	140,564
Daehan Steel	7,060	81,790
Daishin Securities	5,310	73,008
Honam Petrochemical	1,583	119,170
Hyundai Mobis	1,968	276,430
Korea Electric Power	5,470 [a]	166,201
Korea Investment Holdings	3,440	102,185
KT	5,370	184,355
Kukdo Chemical	2,000	43,454
LG	1,203	80,659
LG Chem	986	183,267

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
South Korea (continued)
LG Dacom	8,200	139,189
POSCO	332	137,224
Samsung Electronics	848	586,565
Shinhan Financial Group	1,880 [a]	74,993
Youngone	10,296 [a]	64,751
Youngone Holdings	4,504	86,582
		2,632,001
Taiwan—11.7%
Asia Cement	58,620	65,644
Au Optronics	81,250	78,980
Cathay Financial Holding	41,000 [a]	68,104
Compal Electronics	93,723	109,180
CTCI	78,000	75,943
Formosa Plastics	48,903	99,638
Fubon Financial Holding	54,000 [a]	60,974
HON HAI Precision Industry	94,000	377,193
Lite-On Technology	130,142	170,632
Powertech Technology	33,500	100,663
Quanta Computer	80,596	169,224
Taishin Financial Holdings	373,000 [a]	162,436
Taiwan Semiconductor Manufacturing, ADR	19,679	215,682
Unimicron Technology	123,000	149,599
Yuanta Financial Holding	82,000	60,707
		1,964,599
Thailand—4.0%
Asian Property Development	387,100	70,567
Bangkok Bank	26,500	93,728
Banpu	7,600	94,242
Charoen Pokphand Foods	388,900	91,922
CP ALL	169,900	96,505
Electricity Generating	21,800	48,961

12

Common Stocks (continued)	Shares	Value ($)
Thailand (continued)
PTT Exploration & Production	21,600	93,020
Thai Oil	62,800	82,767
		671,712
Turkey—3.0%
Anadolu Anonim Turk Sigorta Sirketi	60,300	53,230
Anadolu Hayat Emeklilik	45,550	106,815
Asya Katilim Bankasi	66,020 [a]	137,912
Haci Omer Sabanci Holding	31,097	120,490
Turkiye Is Bankasi, Cl. C	22,907	89,529
		507,976
United States—.2%
iShares MSCI Emerging
Markets Index Fund	860	33,463
Total Common Stocks
(cost $11,112,371)		14,226,329

Preferred Stocks—14.0%
Brazil
Banco Bradesco	6,700	133,312
Bradespar	6,400	117,769
Braskem, Cl. A	26,000 [a]	165,252
Cia de Bebidas das Americas	1,600	132,093
Cia Paranaense de Energia, Cl. B	8,600	152,184
Itau Unibanco Holding	11,924	240,284
Petroleo Brasileiro	38,700	764,563
Tele Norte Leste Participacoes	5,700	107,784
Usinas Siderurgicas de Minas Gerais, Cl. A	4,275	112,715
Vale, Cl. A	14,700	303,692
Vivo Participacoes	5,100	128,680
Total Preferred Stocks
(cost $1,643,792)		2,358,328

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Money Market Fund
(cost $220,220)	220,220 [e]	220,220

Total Investments (cost $12,976,383)	100.1%	16,804,877
Liabilities, Less Cash and Receivables	(.1%)	(16,762)
Net Assets	100.0%	16,788,115

ADR—American Depository Receipts GDR—Global Depository Receipts

a	Non-income producing security.
b	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, this security amounted to $114,880 or .7% of net assets.
c	The valuation of this security has been determined in good faith under the direction of the Board of Trustees.
d	Purchased on a delayed delivery basis.
e	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	23.8	Consumer Discretionary	4.2
Energy	14.6	Utilities	2.2
Information Technology	14.1	Health Care	1.6
Materials	13.8	Money Market Investments	1.3
Telecommunication Services	9.3	Exchange Traded Funds	.2
Industrial	7.9
Consumer Staples	7.1		100.1

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		12,756,163	16,584,657
Affiliated issuers		220,220	220,220
Cash			50,000
Cash denominated in foreign currencies		82,002	82,583
Receivable for investment securities sold			87,082
Dividends and interest receivable			49,421
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			173
Prepaid expenses			26,166
			17,100,302
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			30,868
Payable for investment securities purchased			241,596
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			470
Accrued expenses			39,253
			312,187
Net Assets ($)			16,788,115
Composition of Net Assets ($):
Paid-in capital			18,482,272
Accumulated undistributed investment income—net			133,280
Accumulated net realized gain (loss) on investments			(5,658,558)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			3,831,121
Net Assets ($)			16,788,115

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	24,861	177,941	16,585,313
Shares Outstanding	1,095	7,867	731,510
Net Asset Value Per Share ($)	22.70	22.62	22.67

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended September 30, 2009

Investment Income ($):
Income:
Cash dividends (net of $34,062 foreign taxes withheld at source):
Unaffiliated issuers	349,221
Affiliated issuers	614
Income from securities lending—Note 1(c)	1,887
Total Income	351,722
Expenses:
Investment advisory fee—Note 3(a)	135,210
Custodian fees—Note 3(d)	129,353
Auditing fees	41,696
Accounting and administrative fees—Note 3(a)	33,000
Legal fees	19,127
Registration fees	18,202
Shareholder servicing costs—Note 3(c,d)	17,632
Prospectus and shareholders’ reports	8,508
Trustees’ fees and expenses—Note 3(e)	1,378
Loan commitment fees—Note 2	198
Distribution fees—Note 3(b)	175
Interest expense—Note 2	126
Miscellaneous	26,014
Total Expenses	430,619
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(254,594)
Less—reduction in fees due to earnings credits—Note 1(c)	(128)
Net Expenses	175,897
Investment Income—Net	175,825
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,392,932)
Net realized gain (loss) on forward foreign currency exchange contracts	(36,513)
Net Realized Gain (Loss)	(5,429,445)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($1,011) net unrealized
(depreciation) on forward foreign currency exchange contracts]	6,970,600
Net Realized and Unrealized Gain (Loss) on Investments	1,541,155
Net Increase in Net Assets Resulting from Operations	1,716,980

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2009[a]	2008
Operations ($):
Investment income—net	175,825	196,847
Net realized gain (loss) on investments	(5,429,445)	895,984
Net unrealized appreciation
(depreciation) on investments	6,970,600	(6,849,560)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,716,980	(5,756,729)
Dividends to Shareholders from ($):
Investment income—net:
Class I Shares	(189,770)	(132,037)
Net realized gain on investments:
Class I Shares	(620,343)	(1,349,478)
Total Dividends	(810,113)	(1,481,515)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	17,539	—
Class C Shares	159,324	—
Class I Shares	21,038,573	7,882,079
Dividends reinvested:
Class I Shares	613,697	1,416,355
Cost of shares redeemed:
Class I Shares	(21,275,819)	(403,210)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	553,314	8,895,224
Total Increase (Decrease) in Net Assets	1,460,181	1,656,980
Net Assets ($):
Beginning of Period	15,327,934	13,670,954
End of Period	16,788,115	15,327,934
Undistributed investment income—net	133,280	142,210

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2009[a]	2008
Capital Share Transactions:
Class A
Shares sold	1,095	—
Class C
Shares sold	7,867	—
Class I
Shares sold	903,194	275,989
Shares issued for dividends reinvested	44,521	47,368
Shares redeemed	(934,915)	(15,900)
Net Increase (Decrease) in Shares Outstanding	12,800	307,457

a	The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares and the fund commenced offering Class A and Class C shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30, 2009[a]
	Class A Shares	Class C Shares
Per Share Data ($):
Net asset value, beginning of period	13.55	13.55
Investment Operations:
Investment income (loss)—net[b]	.14	(.03)
Net realized and unrealized
gain (loss) on investments	9.01	9.10
Total from Investment Operations	9.15	9.07
Net asset value, end of period	22.70	22.62
Total Return (%)[c,d]	67.60	66.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	11.21	3.80
Ratio of net expenses to average net assets[e]	2.00	2.75
Ratio of net investment income
(loss) to average net assets[e]	1.56	(.35)
Portfolio Turnover Rate[f]	157.45	157.45
Net Assets, end of period ($ x 1,000)	25	178

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Represents portfolio turnover for the fund for the year.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2009[a]	2008	2007	2006[b]
Per Share Data ($):
Net asset value, beginning of period	21.33	33.24	20.55	20.00
Investment Operations:
Investment income—net[c]	.24	.35	.31	.06
Net realized and unrealized
gain (loss) on investments	2.21	(8.86)	12.62	.49
Total from Investment Operations	2.45	(8.51)	12.93	.55
Distributions:
Dividends from investment income—net	(.26)	(.26)	(.24)	—
Dividends from net realized
gain on investments	(.85)	(3.14)	—	—
Total Distributions	(1.11)	(3.40)	(.24)	—
Net asset value, end of period	22.67	21.33	33.24	20.55
Total Return (%)	14.90	(28.51)	63.25	2.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.50	2.74	3.18	8.64[e]
Ratio of net expenses to average net assets	1.43	1.45	1.45	1.45[e]
Ratio of net investment income
to average net assets	1.43	1.21	1.15	1.31[e]
Portfolio Turnover Rate	157.45	128	76	31[d]
Net Assets, end of period ($ x 1,000)	16,585	15,328	13,671	5,693

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as Class I shares.
b	From July 10, 2006 (commencement of operations) to September 30, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. Prior to December 1, 2008,The Boston Company Asset Management LLC, a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. Effective December 1, 2008,The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company Emerging Markets Core Equity Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Emerging Markets Core Equity Fund,” respectively.

The Board of Trustees approved, effective March 31, 2009, the implementation of a multiple class structure for the fund. On March 31, 2009, existing shares were classified as Class I shares and the fund added Class A and Class C shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of September 30, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 738 Class A and 738 Class C shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is

22

available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	16,436,314	114,880	—	16,551,194
Mutual Funds/
Exchange
Traded Funds	253,683	—	—	253,683
Other Financial
Instruments††	—	173	—	173
Liabilities ($)
Other Financial
Instruments††	—	(470)	—	(470)

24

The following is a reconciliation of the change in value of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in	Investments in Equity
Private Investment Fund ($)†††		Securities—Foreign ($)
Balance as of 9/30/2008	144,388	—
Realized gain (loss)	—	—
Change in unrealized
appreciation (depreciation)	—	2,566
Net purchases (sales)	(144,388)	—
Transfers in and/or out of Level 3	—	(2,566)
Balance as of 9/30/2009	—	—

††† Investment in BlackRock Cash Strategies Fund LLC. See Note 1(c).

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2009,The Bank of New York Mellon earned $1,016 from lending fund portfolio securities, pursuant to the securities lending agreement.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the

26

“BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of theTrust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Act.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through January 22, 2009, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund. At September 30, 2009, the fund did not have any securities on loan outstanding.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semiannually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).The Board ofTrustees approved, effective on or about January 1, 2010, the fund to pay dividends from investment income-net annu-ally.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on tax basis were as follows: undistributed ordinary income $210,597, accumulated capital losses $1,300,051, and unrealized appreciation $2,765,683. In addition, the fund had $3,370,386 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008 were as follows: ordinary income $200,787 and $1,125,936 and long-term capital gains $609,326 and $355,579, respectively.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment compa-nies,Thailand capital gain taxes and dividend reclassification, the fund increased accumulated undistributed investment income-net by

28

$5,015 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to September 24, 2009, the Trust had entered into two separate agreements with The Bank of New York Mellon, that enabled the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit (collectively, the “Prior Facilities”). Effective September 24, 2009, the fund began participating, with other Dreyfus-managed funds, in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (each, a “Facility” and, collectively, the “Current Facilities”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the amount of the Citibank, N.A. Facility was increased from $145 million to $215 million. The fund has agreed to pay its pro rata portion of facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Prior Facilities and Current Facilities during the period ended September 30, 2009, was approximately $15,600 with a related weighted average annualized interest rate of .81%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly. The Manager was limiting the fund’s operating expenses or assuming all or part of the expenses of the fund (excluding Rule 12b-1

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses), not to exceed an annual rate of 1.75% of the value of the fund’s average daily net assets of Class A and Class C shares. Effective October 1, 2009 the Manager is currently limiting the fund’s operating expenses or assuming all or part of the expenses of the fund (excluding certain expenses as described above), not to exceed an annual rate of 2.00% of the value of the fund’s average daily net assets of Class A and Class C shares.The Manager was limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, not to exceed an annual rate of 1.45% of the value of the fund’s average daily net assets of Class I shares. Effective October 1, 2009 the Manager is currently limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, not to exceed an annual rate of 1.50% of the value of the fund’s average daily net assets of Class I shares.The expense limitation and waiver are voluntary, not contractual, and may be terminated at any time. The expense reimbursement, pursuant to the undertaking, amounted to $254,594 during the period ended September 30, 2009.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $33,000 during the period ended September 30, 2009 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2009, Class C shares were charged $175 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services pro-

30

vided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2009, Class A and Class C shares were charged $20 and $58, respectively, pursuant to the Shareholder Services Plan.

(d) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009, the fund was charged $3,238 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2009, the fund was charged $128 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $129,353 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $14,851, Rule 12b-1 distribution plan fees $107, shareholder services plan fees $40, custodian fees $30,000, chief compliance officer fees $3,341 and transfer agency per account fees $235, which are offset against an expense reimbursement currently in effect in the amount of $17,706.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting ofThe Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”), the Trust and Dreyfus Funds, Inc. attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, the Trust, Dreyfus Funds, Inc. and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, the Trust, Dreyfus Funds, Inc. and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(f) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended September 30, 2009, there were no redemption fees charged and retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2009, amounted to $19,667,090 and $19,575,956, respectively.

32

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

During the period ended September 30, 2009, the average market value of forward contracts was $70,598, which represented .57% of average net assets.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at September 30, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
South African Rand,
Expiring 10/2/2009	713,662	95,473	95,003	(470)
Thai Baht,
Expiring 10/1/2009	1,369,193	40,871	40,981	110
Sales:		Proceeds ($)
Indonesian Rupiah,
Expiring 10/1/2009	36,219,849	3,753	3,747	6
Indonesian Rupiah,
Expiring 10/2/2009	51,298,802	5,314	5,308	6
Indonesian Rupiah,
Expiring 10/5/2009	58,972,657	6,153	6,102	51
Gross Unrealized
Appreciation				173
Gross Unrealized
Depreciation				(470)

At September 30, 2009, the cost of investments for federal income tax purposes was $14,041,821; accordingly, accumulated net unrealized appreciation on investments was $2,763,056, consisting of $4,103,302 gross unrealized appreciation and $1,340,246 gross unrealized depreciation.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the

34

fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the fund’s past two fiscal years and any subsequent interim period: (i) no report on the fund’s financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Emerging Markets Core Equity Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the “Fund”) (formerly The Boston Company Emerging Markets Core Equity Fund), a series of Dreyfus Investment Funds (formerly Mellon Institutional Funds), including the statement of investments as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.The statement of changes in net assets for the year ended September 30, 2008 and the financial highlights for each of the years in the four-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Emerging Markets Core Equity Fund as of September 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York November 24, 2009

36

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended September 30, 2009:

—the total amount of taxes paid to foreign countries was $33,454

—the total amount of income sourced from foreign countries was $285,266.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed in early 2010.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $48,176 represents the maximum amount that may be considered qualified dividend income. Also, the fund designates $.8320 per share as a long-term capital gain distribution and $.0140 per share as a short-term capital gain distribution paid on December 15, 2008.

The Fund 37

38

The Fund 39

40

The Fund 41

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus/The Boston Company International Core Equity Fund

ANNUAL REPORT September 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company International Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this annual report for Dreyfus/The Boston Company International Core Equity Fund, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices.These indicators continue to help fuel a sustained rally among domestic and international stocks, many of which hit 52-week lows back in March. Since then, the best returns were generated by the most beaten-down securities and by smaller-cap securities. Momentum may keep these stocks rallying for a time, but the fundamental case for future gains seems to depend on an actual acceleration of economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals of individual companies and industry groups, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by William S. Patzer, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus/The Boston Company International Core Equity Fund’s Class I shares produced a total return of –4.97%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 3.23% for the same period.2

International stock markets fell sharply over the first half of a volatile reporting period as a global recession and banking crisis took their toll. However, stocks later rebounded when credit markets and economic conditions began to stabilize, offsetting earlier losses.The fund produced lower returns than its benchmark, primarily due to its emphasis on higher-quality stocks that lagged their more speculative counterparts during the rally.

The Fund’s Investment Approach

The objective of the fund is to achieve long-term growth of capital by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are represented in the MSCI EAFE Index and Canada.The fund intends to invest in a broad range of (and in any case at least five different) countries.The fund may invest up to 25% of its assets in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

We employ a “bottom-up” investment approach, which emphasizes individual stock selection, and is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

Equity Markets Plunged, Then Rebounded Sharply

Just weeks before the start of the reporting period, the failures of several major financial institutions sparked a financial crisis that nearly led

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

to the collapse of the worldwide banking system. Meanwhile, rising unemployment, declining housing markets and plunging consumer confidence produced the most severe global recession since the 1930s. These influences fueled a bear market that drove many of the world’s stock markets to multi-year lows during the first quarter of 2009.

Market sentiment began to improve in March, when it became clearer that aggressive remedial actions by government and monetary authorities—including historically low short-term interest rates,rescues of troubled corporations and massive injections of liquidity into the banking system—had helped repair the world’s credit markets. Subsequently, mounting evidence of global economic stabilization propelled the world’s equity markets higher through the reporting period’s end.

Security Selections Boosted Relative Results

Although the fund’s focus on higher-quality stocks caused it to lag the benchmark’s performance for the reporting period overall, our security selection strategy proved effective across a variety of markets and industry groups. In Belgium, food retailer Delhaize Group held up relatively well during the downturn and advanced in the rally. In Norway, video conferencing specialist Tandberg rose sharply after an acquisition offer from U.S.-based Cisco Systems. The fund also achieved gains stemming from favorable timing in the purchase and sale of Norwegian bank NOR. Among companies based in Ireland, global building materials provider CRH rebounded from depressed levels after announcing better-than-expected quarterly earnings. The fund also posted relatively strong results in Switzerland, where we favored financial giant Credit Suisse Group over the more troubled UBS.

From a market sector perspective, the fund achieved strong relative results in the information technology sector, where favorable trades of handset maker Nokia helped cushion declines during the downturn, and German enterprise software developer, Software, participated in the rally over the reporting period’s second half. Materials producers such as Australia’s BHP Billiton and German chemicals manufacturer Lanxess fared well, as did energy companies, including oil services providers Technip in France and Fugro in the Netherlands.

4

Disappointments were concentrated mainly in the financials sector, as financial institutions in Japan—such as Mitsubishi UFJ Financial Group and Nomura Holdings—were hurt by larger-than-expected write-downs during the global banking crisis.The United Kingdom’s Barclays and Aviva also weighed on the fund’s results.Also in the U.K., industrial components supplier Cookson Group and transportation equipment maker Stagecoach Group lost value, prompting the sale of the fund’s positions. Among industrial stocks, international trading concern Mitsui & Co. and marine transport provider NipponYusen suffered when Japanese exports plunged in the recession. In Greece, household goods and veterinary supplier Alapis saw sales of health products decline during the downturn, prompting us to sell the fund’s position. The fund also encountered lagging results from an underweighted position in the better-performing Hong Kong market.

Finding Opportunities in Recovering Markets

Even in the wake of a sustained and robust market rally, we have continued to find attractive values among growing companies. Still, we expect a sub-par economic recovery,and international stock markets may remain volatile, requiring careful selectivity. In our judgment, our disciplined approach may be particularly well suited to such an environment.

October 15, 2009

Effective September 1, 2009, the fund’s shares have been redesignated as Class I shares. Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The Dreyfus Corporation currently is limiting the fund’s operating expenses. Had these expense limitations not been in effect, returns would have been lower.These expense limitations are voluntary, not contractual, and may be terminated at any time.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 9/30/09
	1 Year	5 Years	10 Years
Class I shares	–4.97%	3.34%	4.95%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company International Core Equity Fund on 9/30/99 to a $10,000 investment made in the Morgan Stanley Capital International Europe Australasia Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Effective on December 1, 2008,The Dreyfus Corporation became the fund’s investment adviser and the fund’s name changed from The Boston Company International Core Equity Fund to Dreyfus/The Boston Company International Core Equity Fund.The fund is a series of Dreyfus Investment Funds (prior to December 1, 2008, Mellon Institutional Funds Investment Trust).

Effective on September 1, 2009, the single class shares of Dreyfus/The Boston Company International Core Equity Fund were re-designated as Class I shares.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company International Core Equity Fund from April 1, 2009 to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2009†

Expenses paid per $1,000††	$ 7.53
Ending value (after expenses)	$1,441.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2009†

Expenses paid per $1,000††	$ 6.23
Ending value (after expenses)	$1,018.90

†	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
††	Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS September 30, 2009

Common Stocks—97.4%	Shares	Value ($)
Australia—6.7%
AGL Energy	26,670	321,631
BHP Billiton	40,613	1,351,820
Commonwealth Bank of Australia	18,150	828,617
Macquarie Group	8,680	450,184
Qantas Airways	192,060	484,585
Stockland	150,980	543,434
Westfield Group	55,302	678,145
Westpac Banking	14,014	324,533
		4,982,949
Austria—.7%
Erste Group Bank	11,460	512,158
Belgium—.4%
KBC Groep	5,230 [a]	262,702
Denmark—.8%
Carlsberg, Cl. B	7,990	578,786
Finland—1.5%
Fortum	17,660	452,767
Metso	23,480	660,736
		1,113,503
France—9.3%
Atos Origin	7,370 [a]	372,081
AXA	41,067	1,111,771
BNP Paribas	11,840	946,008
BNP Paribas (Rights)	11,840 [a]	25,643
Credit Agricole	22,520	470,595
GDF Suez	13,733	609,822
Sanofi-Aventis	16,678	1,223,955
Technip	4,320	275,942
Total	15,450	918,033
Vallourec	2,170	367,721
Vinci	10,930	618,347
		6,939,918
Germany—9.1%
BASF	14,580	772,568
Bayer	13,680	947,887
Commerzbank	26,150 [a]	331,582
E.ON	12,670	537,311

8

Common Stocks (continued)	Shares	Value ($)
Germany (continued)
GEA Group	29,670	619,138
HeidelbergCement	6,160	398,792
HeidelbergCement (Rights)	3,670 [a]	19,764
Lanxess	8,310	286,380
Metro	15,950	902,112
Rheinmetall	4,710	278,867
RWE	7,575	703,561
Salzgitter	5,800	555,930
Siemens	4,750	439,856
		6,793,748
Greece—.5%
Public Power	17,910 [a]	398,635
Hong Kong—2.7%
Esprit Holdings	69,900	469,003
Hongkong Land Holdings	140,000	609,000
Hutchison Whampoa	76,000	548,667
New World Development	163,375	351,623
		1,978,293
Ireland—.5%
CRH	13,135	364,818
Italy—4.0%
Banco Popolare	50,350 [a]	482,973
ENI	42,340	1,058,252
Fondiaria-Sai	22,320	469,355
Terna Rete Elettrica Nazionale	63,960	249,434
UniCredit	182,240 [a]	712,042
		2,972,056
Japan—19.0%
Amada	22,000	148,031
Astellas Pharma	16,400	674,160
Canon	21,200	857,305
Central Japan Railway	122	876,622
Daihatsu Motor	27,000	275,820
Daito Trust Construction	7,500	327,522
Fast Retailing	3,100	392,313
Fujitsu	125,000	817,412
Fukuoka Financial Group	73,000	303,336

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Honda Motor	23,200	714,622
JSR	11,700	239,826
Kaneka	49,000	352,086
KDDI	65	366,401
Keihin	48,800	808,939
Lawson	17,500	812,956
Mitsubishi UFJ Financial Group	108,500	582,599
Mitsui & Co.	37,500	490,447
Murata Manufacturing	8,800	417,624
Nomura Holdings	49,800	306,794
Pacific Metals	25,000	189,662
Sankyo	14,400	901,554
Shin-Etsu Chemical	5,100	313,619
Shinko Electric Industries	12,600	224,446
Softbank	15,300	336,288
Sumitomo Trust & Banking	43,000	228,497
Tokai Rika	26,600	477,387
Tokyo Gas	105,000	436,306
Toyota Tsusho	22,500	339,386
Yamaguchi Financial Group	26,000	269,660
Yamato Holdings	46,000	755,863
		14,237,483
Netherlands—3.6%
Fugro	4,860	280,672
ING Groep	35,630 [a]	636,101
Koninklijke DSM	13,300	555,659
Koninklijke Vopak	6,560 [a]	425,839
TNT	29,310	786,621
		2,684,892
Norway—1.1%
DNB NOR	29,600 [a]	342,833
Petroleum Geo-Services	52,600 [a]	513,151
		855,984
Singapore—1.4%
Flextronics International	51,340 [a]	382,996
SembCorp Marine	184,000	415,376

10

Common Stocks (continued)	Shares	Value ($)
Singapore (continued)
United Overseas Bank	20,000	238,242
		1,036,614
Spain—5.1%
Banco Bilbao Vizcaya Argentaria	38,670	686,413
Banco Santander	82,470	1,327,514
Repsol	10,290	279,927
Telefonica	53,340	1,471,736
		3,765,590
Sweden—1.8%
Alfa Laval	31,890	374,189
Electrolux, Ser. B	40,690 [a]	930,961
		1,305,150
Switzerland—7.2%
Credit Suisse Group	20,090	1,114,711
Nestle	46,150	1,966,597
Novartis	6,566	328,522
Petroplus Holdings	11,580 [a]	292,098
Roche Holding	8,854	1,431,096
Swiss Life Holding	1,970 [a]	233,062
		5,366,086
United Kingdom—20.9%
3i Group	73,922	340,949
Barclays	121,910 [a]	720,877
Berkeley Group Holdings	34,010 [a]	481,571
BP	99,060	875,474
British American Tobacco	33,040	1,036,526
BT Group	224,680	466,797
Compass Group	101,680	621,241
Cookson Group	52,380 [a]	344,138
Eurasian Natural Resources	23,340	326,944
GlaxoSmithKline	69,840	1,372,312
HSBC Holdings	135,690	1,552,676
IMI	51,420	367,826
Imperial Tobacco Group	21,320	616,035
Kazakhmys	40,640	697,554
Kingfisher	112,170	381,656

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)			Shares	Value ($)
United Kingdom (continued)
Legal & General Group			330,330	463,514
Man Group			46,640	246,870
Old Mutual			238,690	381,465
Royal Dutch Shell, Cl. B			62,570	1,735,944
Tesco			117,150	748,148
Thomas Cook Group			224,610	833,870
Vodafone Group			205,517	460,485
WPP			68,830	590,707
				15,663,579
United States—1.1%
iShares MSCI EAFE Index Fund			14,410	787,939
Total Common Stocks
(cost $62,244,491)				72,600,883

Other Investment—.3%
Registered Investment Company;
Dreyfus Institutional Preferred Plus
Money Market Fund
(cost $207,323)			207,323 [b]	207,323

Total Investments (cost $62,451,814)			97.7%	72,808,206
Cash and Receivables (Net)			2.3%	1,695,589
Net Assets			100.0%	74,503,795

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
		Value (%)		Value (%)
Financial		26.0	Utilities	5.0
Industrial		12.5	Telecommunication Services	4.2
Consumer Discretionary		10.6	Information Technology	4.1
Consumer Staples		8.9	Exchange Traded Funds	1.1
Materials		8.6	Money Market Investments	.3
Energy		8.4
Health Care		8.0		97.7

†	Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	62,244,491	72,600,883
Affiliated issuers	207,323	207,323
Cash denominated in foreign currencies	347,709	347,358
Receivable for investment securities sold		1,941,843
Dividends and interest receivable		1,630,616
Receivable for shares of Beneficial Interest subscribed		40,000
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		1,550
Prepaid expenses		19,894
		76,789,467
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		126,503
Cash overdraft due to Custodian		221,461
Payable for investment securities purchased		1,730,234
Payable for shares of Beneficial Interest redeemed		145,431
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		2,368
Accrued expenses		59,675
		2,285,672
Net Assets ($)		74,503,795
Composition of Net Assets ($):
Paid-in capital		180,121,250
Accumulated undistributed investment income—net		617,903
Accumulated net realized gain (loss) on investments		(116,790,004)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		10,554,646
Net Assets ($)		74,503,795
Class I Shares Outstanding[a]
(Unlimited number of $.001 par value shares of Beneficial Interest authorized)		4,569,484
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		16.30

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended September 30, 2009

Investment Income ($):
Income:
Cash dividends (net of $265,609 foreign taxes withheld at source):
Unaffiliated issuers	2,841,900
Affiliated issuers	8,380
Income from securities lending—Note 1(c)	233
Total Income	2,850,513
Expenses:
Investment advisory fee—Note 3(a)	738,371
Custodian fees—Note 3(b)	114,970
Shareholder servicing costs—Note 3(b)	91,380
Accounting and administration fees—Note 3(a)	60,000
Professional fees	51,431
Prospectus and shareholders’ reports	37,751
Registration fees	19,438
Trustees’ fees and expenses—Note 3(c)	13,204
Loan commitment fees—Note 2	2,764
Interest expense—Note 2	1,270
Miscellaneous	37,596
Total Expenses	1,168,175
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(55,052)
Less—reduction in fees due to
earnings credits—Note 1(c)	(601)
Net Expenses	1,112,522
Investment Income—Net	1,737,991
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(81,666,697)
Net realized gain (loss) on financial futures	324,473
Net realized gain (loss) on forward foreign currency exchange contracts	240,020
Net Realized Gain (Loss)	(81,102,204)
Net unrealized appreciation (depreciation) on investments and forward foreign currency exchange contracts [including $53,897 net unrealized appreciation on financial futures and ($79,388) net unrealized depreciation
on forward foreign currency exchange contracts]	48,787,858
Net Realized and Unrealized Gain (Loss) on Investments	(32,314,346)
Net (Decrease) in Net Assets Resulting from Operations	(30,576,355)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2009[a]	2008
Operations ($):
Investment income—net	1,737,991	7,675,540
Net realized gain (loss) on investments	(81,102,204)	15,161,848
Net unrealized appreciation
(depreciation) on investments	48,787,858	(163,215,482)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(30,576,355)	(140,378,094)
Dividends to Shareholders from ($):
Investment income—net	(585,331)	(5,823,004)
Net realized gain on investments	—	(251,708,803)
Total Dividends	(585,331)	(257,531,807)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	16,123,438	70,954,970
Dividends reinvested	492,304	247,332,619
Cost of shares redeemed	(85,828,572)	(1,002,877,155)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(69,212,830)	(684,589,566)
Total Increase (Decrease) in Net Assets	(100,374,516)	(1,082,499,467)
Net Assets ($):
Beginning of Period	174,878,311	1,257,377,778
End of Period	74,503,795	174,878,311
Undistributed (distributions in excess of)
investment income—net	617,903	(78,570)
Capital Share Transactions (Shares):
Shares sold	1,199,137	2,724,470
Shares issued for dividends reinvested	36,440	9,696,307
Shares redeemed	(6,786,945)	(29,614,136)
Net Increase (Decrease) in Shares Outstanding	(5,551,368)	(17,193,359)

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I shares	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	17.28	46.03	39.01	34.34	27.03
Investment Operations:
Investment income—net[b]	.25	.49	.78	.71	.50
Net realized and unrealized
gain (loss) on investments	(1.13)	(10.82)	7.82	5.59	7.73
Total from Investment Operations	(.88)	(10.33)	8.60	6.30	8.23
Distributions:
Dividends from investment income—net	(.10)	(.44)	(.60)	(.40)	(.39)
Dividends from net realized
gain on investments	—	(17.98)	(.98)	(1.23)	(.53)
Total Distributions	(.10)	(18.42)	(1.58)	(1.63)	(.92)
Net asset value, end of period	16.30	17.28	46.03	39.01	34.34
Total Return (%)	(4.97)	(35.03)	22.37	19.01	31.06
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.27	1.07	.78[c]	.88[c]	1.01[c]
Ratio of net expenses
to average net assets	1.21	.87	.77[c]	.88[c]	1.01[c]
Ratio of net investment income
to average net assets	1.88	1.70	1.78	1.91	1.59
Portfolio Turnover Rate	163.94	98	83[d]	51[d]	58[d]
Net Assets, end of period
($ x 1,000)	74,504	174,878	1,257,378	2,015,088	287,065

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2005-2006, the ratios include the fund’s share of the The Boston Company International Core Equity Portfolio’s (the “Portfolio”) allocated expenses.
d	On September 19, 2007, the fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents combined investment activity of the fund and the Portfolio for the year ended September 30, 2007.The amount shown for 2005-2006 are the turnover rates for the Portfolio.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company International Core Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. Prior to December 1, 2008,The Boston Company Asset Management LLC, a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. Effective December 1, 2008,The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company International Core Equity Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company International Core Equity Fund,” respectively.

The Board of Trustees approved, effective September 1, 2009, the fund’s existing shares were redesignated as Class I shares. Class I shares are sold at net asset value per share only to institutional investors.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the

18

Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	71,812,944	—	—	71,812,944
Mutual Funds/
Exchange
Traded Funds	995,262	—	—	995,262
Other Financial
Instruments††	—	1,550	—	1,550
Liabilities ($)
Other Financial
Instruments††	—	(2,368)	—	(2,368)

†	See Statement of Investments for country classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Private Investment
Fund ($)†††
Balance as of 9/30/2008	7,364
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(7,364)
Transfers in and/or out of Level 3	—
Balance as of 9/30/2009	—

††† Investment in BlackRock Cash Strategies Fund LLC. See Note 1(c).

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

20

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2009,The Bank of New York Mellon earned $125 from lending fund portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through January 22, 2009, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the

22

proceeds of redemptions of shares of the Dreyfus Fund.At September 30, 2009, the fund did not have any securities on loan outstanding.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).The Board of Trustees approved, effective on or about January 1, 2010, the fund to pay dividends from investment income-net annually. To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,064,599,

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

accumulated capital losses $49,294,163, and unrealized appreciation $7,400,144. In addition, the fund had $64,788,035 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008 were as follows: ordinary income $585,331 and $11,931,652 and long-term capital gains $0 and $245,600,155, respectively.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and recognition of book to tax differences resulting from prior year fund restructure, the fund decreased accumulated undistributed investment income-net by $456,187, increased accumulated net realized gain (loss) on investments by $367,360 and increased paid-in capital by $88,827. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to September 24, 2009, the Trust had entered into two separate agreements with The Bank of New York Mellon, that enabled the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit (collectively, the “Prior Facilities”). Effective September 24, 2009, the fund began participating, with other Dreyfus-managed funds, in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility” and, collectively, the “Current Facilities”), each to be utilized primarily for temporary or emergency purposes, including the financ-

24

ing of redemptions. Effective October 14, 2009, the amount of the Citibank, N.A. Facility changed from $145 million to $215 million. The fund has agreed to pay its pro rata portion of facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Prior Facilities and Current Facilities during the period ended September 30, 2009 was approximately $157,300 with a related weighted average annualized interest rate of .81%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets, and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly.

The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, so that such expenses do not exceed an annual rate of 1.25% of the value of the fund’s average daily net assets. The expense limitation and waiver are voluntary, not contractual, and may be terminated at any time.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $55,052 during the period ended September 30, 2009.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $60,000 for the period ended September 30, 2009 for administration and fund accounting services.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009, the fund was charged $13,513 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2009, the fund was charged $601 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $114,970 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $85,233, custodian fees $37,629, chief compliance officer fees $3,341 and transfer agency per account fees $300.

(c) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting ofThe Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”), Dreyfus Funds, Inc., and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the

26

Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, Dreyfus Funds, Inc., the Trust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Funds, Inc., the Trust and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(d) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended September 30, 2009, redemption fees charged and retained by the fund amounted to $17,845.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward contracts, during the period ended September 30, 2009, amounted to $147,232,257 and $211,234,194, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Fair value of derivative instruments as of September 30, 2009 is shown below:

	Derivative	Derivative
	Assets ($)	Liabilities ($)
Foreign currency risk [1]	1,550 Foreign currency risk[2]	(2,368)
Gross fair value of
derivatives contracts	1,550	(2,368)

Statement of Assets and Liabilities location:
1	Unrealized appreciation on forward foreign currency exchange contracts.
2	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2009 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
		Foreign Currency
Underlying risk	Futures[3]	Contracts[4]	Total
Equity	324,473	—	324,473
Foreign currency	—	240,020	240,020
Total	324,473	240,020	564,493

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)5

		Foreign Currency
Underlying risk	Futures	Contracts	Total
Equity	53,897	—	53,897
Foreign currency	—	(79,388)	(79,388)
Total	53,897	(79,388)	(25,491)

Statement of Operations location:

3	Net realized gain (loss) on financial futures.
4	Net realized gain (loss) on forward foreign currency exchange contracts.
5	Net unrealized appreciation (depreciation) on investments, financial futures and forward foreign currency exchange contracts.

During the period ended September 30, 2009, the average market value of equity futures contracts was $3,644,400, which represented 3.95% of average net assets.The average market value of forward contracts was $4,212,379, which represented 4.56% of average net assets.

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.

28

The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. At September 30, 2009, there were no open financial futures contracts outstanding.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of the underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperfor-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

mance on these forward contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward contracts at September 30, 2009:

				Unrealized
	Foreign			Appreciation
Forward Foreign Currency	Currency			(Depreciation)
Exchange Contracts	Amounts	Cost ($)	Value ($)	at 9/30/2009 ($)
Purchases:
British Pound,
expiring 10/1/2009	55,218	88,222	88,247	25
Euro,
expiring 10/1/2009	236,095	343,967	345,492	1,525
Sales:		Proceeds ($)
Japanese Yen,
expiring 10/1/2009	70,045,933	778,202	780,326	(2,124)
Swiss Franc,
expiring 10/1/2009	164,013	158,024	158,268	(244)
Gross Unrealized
Appreciation				1,550
Gross Unrealized
Depreciation				(2,368)

At September 30, 2009, the cost of investments for federal income tax purposes was $65,606,316; accordingly, accumulated net unrealized appreciation on investments was $7,201,890, consisting of $11,853,103 gross unrealized appreciation and $4,651,213 gross unrealized depreciation.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

30

During the fund’s past two fiscal years and any subsequent interim period: (i) no report on the fund’s financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of The Dreyfus/The Boston Company International Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company International Core Equity Fund (the “Fund”) (formerly The Boston Company International Core Equity Fund), a series of Dreyfus Investment Funds (formerly Mellon Institutional Funds), including the statement of investments as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.The statement of changes in net assets for the year ended September 30, 2008 and the financial highlights for each of the years in the four-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company International Core Equity Fund as of September 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2009

32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended September 30, 2009:

—the total amount of taxes paid to foreign countries was $246,298.

—the total amount of income sourced from foreign countries was $1,900,828.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed in early 2010.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $585,331 represents the maximum amount that may be considered qualified dividend income.

The Fund 33

34

The Fund 35

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since October 2007.

Chairman, President and Chief Executive Officer of Founders Asset Management LLC, an affiliate of the Manager, and an officer of 76 investment companies (comprised of 173 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer, Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

PHILLIP N. MAISANO, Executive Vice President since December 2008.

Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 173 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

36

The Fund 37

For More Information

Ticker Symbol: SDIEX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus/The Boston Company Large Cap Core Fund

ANNUAL REPORT September 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Large Cap Core Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this annual report for Dreyfus/The Boston Company Large Cap Core Fund, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices.These indicators continue to help fuel a sustained rally among domestic and international stocks, many of which hit 52-week lows back in March. Since then, the best returns were generated by the most beaten-down securities and by smaller-cap securities. Momentum may keep these stocks rallying for a time, but the fundamental case for future gains seems to depend on an actual acceleration of economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals of individual companies and industry groups, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus/The Boston Company Large Cap Core Fund’s Class I shares produced a total return of –6.43%.1 On March 31, 2009, the fund also began offering Class A and Class C shares, which returned 34.84% and 34.33%, respectively, through September 30, 2009.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, achieved a total return of –6.91% for the 12-month reporting period and 33.98% for the six-month period.2

Despite a severe recession and banking crisis over the first half of the reporting period, large-cap stocks rallied over the spring and summer of 2009, offsetting a significant portion of earlier losses.The fund produced higher returns than its benchmark, primarily due to strong results over the reporting period’s second half from stocks that had previously declined to compelling valuations during the downturn.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of its assets in equity securities of large cap companies that appear to be undervalued relative to underlying business fundamentals. The fund currently considers large cap companies to be those with total market capitalizations, at the time of purchase, that are greater than the market capitalizations of companies in the bottom 5% of the capitalization range represented in the S&P 500 Index.The portfolio managers employ a value-based investment style in managing the fund’s portfolio, which means they seek to identify those companies with stocks trading at prices below what the portfolio managers believe are their intrinsic value. The portfolio managers use a combination of quantitative and fundamental research to identify portfolio candidates.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Equity Markets Plunged, Then Rebounded Sharply

The U.S. stock market endured a year of extreme volatility. Just weeks before the start of the reporting period, the failures of several major financial institutions nearly led to the collapse of the worldwide banking system. Meanwhile, rising unemployment, plunging housing prices and depressed consumer confidence exacerbated the longest and most severe economic downturn since the 1930s.These influences fueled a bear market that drove stock market averages to multi-year lows.The decline was broad-based, affecting industry groups and individual stocks seemingly regardless of their underlying business fundamentals.

Market sentiment suddenly began to improve in early March, as aggressive measures adopted by government and monetary authorities appeared to have averted a collapse of the banking system. Evidence of economic stabilization later supported a market rally that lasted through the reporting period’s end.

Value Stocks Bounced Back in the 2009 Market Rally

Although our stock selection strategy caused the fund to slightly lag market averages over the fall of 2008, when deleveraging pressures forced institutional investors to sell fundamentally sound stocks along with more speculative ones, our process worked better during the 2009 rally. A consistent focus on companies with healthy balance sheets and attractive valuations enabled the fund to outperform its benchmark for the reporting period overall.

The fund proved particularly successful in the consumer discretionary sector.Automobile components supplier Autoliv rebounded as it became clearer that major carmakers were likely to survive the recession, and appliances manufacturer Whirlpool climbed as investors anticipated the effects of pent-up consumer demand in a recovery.We also emphasized companies that we believed would benefit from greater cost-consciousness among consumers during the recession, including, for a time, budget dining chain Darden Restaurants, which reported better-than-expected earnings. We sold the fund’s position in Darden Restaurants at an opportune time, avoiding subsequent weakness in the stock as investors turned to more speculative investments.

In the industrials sector, truck manufacturer Cummins advanced due to expectations of robust demand for new products, especially from the

4

emerging markets. Among consumer staples stocks, bottler Coca-Cola Enterprises benefited from a favorable renegotiation of its contract with The Coca-Cola Company, and CVS Caremark announced better-than-expected financial results.The fund also benefited from an underweighted position in weaker-performing household goods providers.

On the other hand, disappointments were concentrated in the financials sector, where regional banks Fifth Third Bancorp and KeyCorp announced worse-than-expected earnings, prompting us to eliminate the fund’s positions in both stocks. In the information technology sector, we eliminated software developer Adobe Systems, which was hurt by recession-related concerns despite the recent launch of new products. Conversely, the fund owned Internet media giant Google, which fared well amid expectations of increased spending on online advertising.

Positioned for an Improved Environment

As of the reporting period’s end, the U.S. economy appears to be gaining strength, and investors have been refocusing on fundamentals. In our judgment, these developments could lead to an investment environment that is particularly well suited to our investment process. Indeed, we have continued to find attractive value-oriented opportunities, particularly in the consumer discretionary sector. Conversely, fewer stocks have met our investment criteria in the consumer staples and telecommunications services sectors.

October 15, 2009

Effective 3/31/2009, the fund adopted a multiple class structure.The fund’s existing shares were reclassified as Class I shares and Class A and Class C have been added.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, the fund’s return would have been lower. This waiver is voluntary and may be terminated or changed at any time.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Large Cap
Core Fund on 9/30/99 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index
(the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Effective on December 1, 2008,The Dreyfus Corporation became the fund’s investment adviser and the fund’s name changed from The Boston Company Large Cap Core Fund to Dreyfus/The Boston Company Large Cap Core
Fund.The fund is a series of Dreyfus Investment Funds (prior to December 1, 2008, Mellon Institutional Funds
Investment Trust).
Effective on March 31, 2009, Dreyfus/The Boston Company Large Cap Core Fund implemented a multi-class structure. Existing shares were re-designated as Class I shares and Class A and Class C shares were adopted.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class I shares.
Performance for Class A and Class C shares will vary from the performance of Class I shares shown above due to differences in charges and expenses.The Index is a widely accepted, unmanaged Index of U.S. stock market performance
Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any
index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/09

Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	–11.91%††	0.47%††	2.30%††
without sales charge	3/31/09	–6.55%††	1.67%††	2.91%††
Class C shares
with applicable redemption charge †	3/31/09	–7.82%††	1.59%††	2.87%††
without redemption	3/31/09	–6.90%††	1.59%††	2.87%††
Class I shares	1/31/91	–6.43%	1.70%	2.93%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for periods prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for that class.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Large Cap Core Fund from April 1, 2009 to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.77	$ 11.16	$ 5.30
Ending value (after expenses)	$1,348.40	$1,343.30	$1,350.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.82	$ 9.60	$ 4.56
Ending value (after expenses)	$1,019.30	$1,015.54	$1,020.56

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, and .90%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS September 30, 2009

Common Stocks—99.7%	Shares	Value ($)
Consumer Discretionary—11.9%
Autoliv	11,650	391,440
Gap	10,350	221,490
Hasbro	9,110	252,802
Home Depot	12,620	336,197
Limited Brands	12,220	207,618
Newell Rubbermaid	16,630	260,925
News, Cl. A	38,090	456,699
Nordstrom	8,820	269,363
Omnicom Group	9,480	350,191
Rent-A-Center	7,580 [a]	143,110
Target	9,010	420,587
Time Warner	13,890	399,754
Whirlpool	5,930	414,863
		4,125,039
Consumer Staples—9.2%
Coca-Cola Enterprises	20,610	441,260
CVS Caremark	13,480	481,775
Kroger	19,450	401,448
Nestle, ADR	15,750	672,368
PepsiCo	8,850	519,141
Philip Morris International	13,360	651,166
		3,167,158
Energy—9.8%
Anadarko Petroleum	4,140	259,702
Chevron	10,702	753,742
ConocoPhillips	9,740	439,858
ENSCO International	6,550	278,637
Hess	4,640	248,054
Newfield Exploration	7,580 [a]	322,605
Occidental Petroleum	8,270	648,368
XTO Energy	10,965	453,074
		3,404,040
Financial—15.8%
Bank of America	54,990	930,431
BlackRock	1,218	264,087
Citigroup	74,250	359,370

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Franklin Resources	3,060	307,836
Genworth Financial, Cl. A	22,510	268,994
Goldman Sachs Group	3,290	606,511
JPMorgan Chase & Co.	20,690	906,636
Lincoln National	11,630	301,333
MetLife	9,450	359,762
Morgan Stanley	15,530	479,566
State Street	6,770	356,102
Wells Fargo & Co.	11,430	322,097
		5,462,725
Health Care—15.1%
Abbott Laboratories	6,250	309,187
Alexion Pharmaceuticals	5,530 [a]	246,306
AmerisourceBergen	12,340	276,169
Amgen	9,390 [a]	565,560
CIGNA	12,330	346,350
Covidien	5,447	235,637
Gilead Sciences	6,200 [a]	288,796
Hospira	4,820 [a]	214,972
King Pharmaceuticals	15,080 [a]	162,412
Merck & Co.	11,450	362,164
Pfizer	53,980	893,369
Roche Holding, ADR	4,280	173,768
Schering-Plough	7,730	218,373
St. Jude Medical	3,950 [a]	154,090
Teva Pharmaceutical Industries, ADR	3,760	190,106
Universal Health Services, Cl. B	4,260	263,822
Vertex Pharmaceuticals	8,770 [a]	332,383
		5,233,464
Industrial—10.4%
Cummins	4,690	210,159
Dover	9,320	361,243
FedEx	5,610	421,984
General Electric	16,780	275,528
JetBlue Airways	40,750 [a]	243,685
Norfolk Southern	12,790	551,377
Parker Hannifin	6,930	359,251

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
R.R. Donnelley & Sons	1,200	25,512
Raytheon	9,580	459,553
Textron	15,490	294,000
Tyco International	11,767	405,726
		3,608,018
Materials—2.9%
Dow Chemical	15,960	416,077
E.I. du Pont de Nemours & Co.	11,980	385,037
Owens-Illinois	5,280 [a]	194,832
		995,946
Technology—19.7%
Apple	5,130 [a]	950,948
BMC Software	7,400 [a]	277,722
Broadcom, Cl. A	7,870 [a]	241,530
Cisco Systems	32,500 [a]	765,050
EMC	23,420 [a]	399,077
Flextronics International	32,980 [a]	246,031
Google, Cl. A	1,320 [a]	654,522
Hewlett-Packard	14,170	668,966
International Business Machines	6,380	763,112
Microsoft	21,190	548,609
Motorola	29,200	250,828
NetApp	11,730 [a]	312,956
Sybase	7,140 [a]	277,746
Teradata	8,147 [a]	224,205
Vishay Intertechnology	27,100 [a]	214,090
		6,795,392
Telecommunication Services—1.7%
AT & T	21,360	576,934
Utilities—3.2%
American Electric Power	6,830	211,662
Mirant	11,630 [a]	191,081
PG & E	6,840	276,952
Sempra Energy	8,340	415,415
		1,095,110
Total Common Stocks
(cost $30,992,488)		34,463,826

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $120,369)	120,369 [b]	120,369

Total Investments (cost $31,112,857)	100.0%	34,584,195
Cash and Receivables (Net)	.0%	6,924
Net Assets	100.0%	34,591,119

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	19.7	Consumer Staples	9.2
Financial	15.8	Utilities	3.2
Health Care	15.1	Materials	2.9
Consumer Discretionary	11.9	Telecommunication Services	1.7
Industrial	10.4	Money Market Investments	.3
Energy	9.8		100.0

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		30,992,488	34,463,826
Affiliated issuers		120,369	120,369
Cash			31,650
Receivable for investment securities sold			723,980
Dividends and interest receivable			32,378
Prepaid expenses			22,335
			35,394,538
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			70,578
Payable for investment securities purchased			702,016
Payable for shares of Beneficial Interest redeemed			4,010
Accrued expenses			26,815
			803,419
Net Assets ($)			34,591,119
Composition of Net Assets ($):
Paid-in capital			50,866,775
Accumulated undistributed investment income—net			129,673
Accumulated net realized gain (loss) on investments			(19,876,667)
Accumulated net unrealized appreciation
(depreciation) on investments			3,471,338
Net Assets ($)			34,591,119

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	15,952	13,531	34,561,636
Shares Outstanding	571.19	485.44	1,236,359
Net Asset Value Per Share ($)	27.93	27.87	27.95

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended September 30, 2009

Investment Income ($):
Income:
Cash dividends (net of $7,551 foreign taxes withheld at source):
Unaffiliated issuers	881,463
Affiliated issuers	709
Total Income	882,172
Expenses:
Investment advisory fee—Note 3(a)	188,113
Shareholder servicing costs—Note 3(c,d)	54,857
Accounting and administration fee—Note 3(a)	45,000
Custodian fees—Note 3(d)	39,913
Registration fees	31,447
Auditing fees	31,241
Legal fees	22,597
Prospectus and shareholders’ reports	15,556
Trustees’ fees and expenses—Note 3(e)	6,164
Loan commitment fees—Note 2	4,205
Interest expense—Note 2	310
Distribution fees—Note 3(b)	45
Miscellaneous	25,266
Total Expenses	464,714
Less—reduction in expenses due to undertaking—Note 3(a)	(121,461)
Less—reduction in fees due to earnings credits—Note 1(b)	(359)
Net Expenses	342,894
Investment Income—Net	539,278
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(16,113,462)
Net unrealized appreciation (depreciation) on investments	7,886,234
Net Realized and Unrealized Gain (Loss) on Investments	(8,227,228)
Net (Decrease) in Net Assets Resulting from Operations	(7,687,950)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2009[a]	2008
Operations ($):
Investment income—net	539,278	1,123,129
Net realized gain (loss) on investments	(16,113,462)	(2,660,809)
Net unrealized appreciation
(depreciation) on investments	7,886,234	(21,250,644)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(7,687,950)	(22,788,324)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(105)	—
Class C Shares	(68)	—
Class I Shares	(650,474)	(1,382,840)
Net realized gain on investments:
Class I Shares	—	(9,312,016)
Total Dividends	(650,647)	(10,694,856)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	12,000	—
Class C Shares	10,000	—
Class I Shares	2,844,463	5,624,260
Dividends reinvested:
Class A Shares	16	—
Class I Shares	400,365	9,590,146
Cost of shares redeemed:
Class I Shares	(20,333,550)	(44,326,241)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(17,066,706)	(29,111,835)
Total Increase (Decrease) in Net Assets	(25,405,303)	(62,595,015)
Net Assets ($):
Beginning of Period	59,996,422	122,591,437
End of Period	34,591,119	59,996,422
Undistributed investment income—net	129,673	241,037

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2009[a]	2008
Capital Share Transactions:
Class A
Shares sold	570	—
Shares issued for dividends reinvested	1	—
Net Increase (Decrease) in Shares Outstanding	571	—
Class C
Shares sold	485	—
Class I
Shares sold	126,265	149,102
Shares issued for dividends reinvested	17,755	250,056
Shares redeemed	(881,809)	(1,257,717)
Net Increase (Decrease) in Shares Outstanding	(737,789)	(858,559)

a	The fund changed to a multiple class fund on March 31, 2009. The existing shares were redesignated as Class I and the fund commenced offering Class A and Class C shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30, 2009[a]
	Class A Shares	Class C Shares
Per Share Data ($):
Net asset value, beginning of period	20.60	20.60
Investment Operations:
Investment income—net[b]	.09	.00[c]
Net realized and unrealized
gain (loss) on investments	7.43	7.41
Total from Investment Operations	7.52	7.41
Distributions:
Dividends from investment income—net	(.19)	(.14)
Net asset value, end of period	27.93	27.87
Total Return (%)[d,e]	36.67	36.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	4.43	3.45
Ratio of net expenses to average net assets[f]	1.15	1.90
Ratio of net investment income
to average net assets[f]	.74	.01
Portfolio Turnover Rate[g]	116.21	116.21
Net Assets, end of period ($ x 1,000)	16	14

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
g	Represents portfolio turnover for the fund for the year.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	30.39	43.28	37.58	39.57	35.24
Investment Operations:
Investment income—net[b]	.34	.43	.43	.36	.41
Net realized and unrealized
gain (loss) on investments	(2.38)[c]	(9.32)[c]	7.01[c]	3.22	4.28[c]
Total from Investment Operations	(2.04)	(8.89)	7.44	3.58	4.69
Distributions:
Dividends from investment income—net	(.40)	(.53)	(.33)	(.39)	(.36)
Dividends from net realized
gain on investments	—	(3.47)	(1.41)	(5.18)	—
Total Distributions	(.40)	(4.00)	(1.74)	(5.57)	(.36)
Net asset value, end of period	27.95	30.39	43.28	37.58	39.57
Total Return (%)	(6.43)	(22.41)	20.27	9.84	13.34
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23	.84	.80[d]	.99[d]	.85[d]
Ratio of net expenses
to average net assets	.91	.84	.80[d]	.90[d]	.85[d]
Ratio of net investment income
to average net assets	1.43	1.17	1.05	.98	1.10
Portfolio Turnover Rate	116.21	61	59[e]	103[e]	85[e]
Net Assets, end of period ($ x 1,000)	34,562	59,996	122,591	93,745	46,036

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amounts includes litigation proceeds received by the fund of $0.02 for the year ended September 30, 2008, $0.04 for the year ended September 30, 2007 and $0.02 for the year ended September 30, 2005.
d	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2004-2006, the ratio includes the fund’s share of the TBC Large Cap Core Portfolio’s (the Portfolio) allocated expenses.
e	On September 19, 2007 the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective September 20, 2007, the fund began investing directly in securities.Portfolio turnover represents combined investment activity of the fund and the Portfolio for the year ended September 30, 2007.The amounts shown for 2005-2006 are ratios for the Portfolio.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Large Cap Core Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds, (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund’s investment objective is to achieve long-term growth of capital. Prior to December 1, 2008, The Boston Company Asset Management, LLC (“TBCAM”) a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. After December 1, 2008,The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company Large Cap Core Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Large Cap Core Fund,” respectively.

The Board of Trustees approved, effective March 31, 2009, the implementation of a multiple class structure for the fund. On March 31, 2009, existing shares were redesignated as Class I shares and the fund added Class A and Class C shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of September 30, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 485 Class A and 485 Class C shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used

20

for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	32,554,476	—	—	32,554,476
Equity Securities—
Foreign†	1,063,214	846,136	—	1,909,350
Mutual Funds	120,369	—	—	120,369
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	—	—	—	—

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

22

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).The Board of Trustees approved, effective on or about January 1, 2010, the fund to pay dividends from investment income-net annually. To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $129,673, accumulated capital loss $6,566,434 and unrealized appreciation $3,237,766. In addition, the fund had $13,076,661 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax characters of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008, were as follows: ordinary income $650,647 and $4,956,185 and long-term capital gains $0 and $5,738,671, respectively.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund increased accumulated undistributed investment income-net by $5, decreased net realized gain (loss) on investments by $15 and increased paid-in capital by $10. Net assets and net asset value per share were not affected by this reclassification.

24

NOTE 2—Bank Lines of Credit:

Prior to September 24, 2009, the Trust had entered into two separate agreements with The Bank of New York Mellon, that enabled the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit (collectively, the “Prior Facilities”). Effective September 24, 2009, the fund began participating, with other Dreyfus-managed funds, in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility” and, collectively, the “Current Facilities”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the amount of the Citibank, N.A. Facility changed from $145 million to $215 million. The fund has agreed to pay its pro rata portion of facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Prior Facilities and Current Facilities during the period ended September 30, 2009 was approximately $35,700 with a related weighted average annualized interest rate of .87%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager is currently limiting the fund’s operating expenses or assuming all or part of the expenses of the fund so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. The expense limitation and waiver are voluntary, not contractual, and may be terminated at any time. The reduction in

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

expenses, pursuant to the undertaking, amounted to $121,461 during the period ended September 30, 2009.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $45,000 for the period ended September 30, 2009 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets. During the period ended September 30, 2009, Class C shares were charged $45 pursuant to the plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2009, Class A and Class C shares were charged $17 and $15, respectively, pursuant to the Shareholder Services Plan.

(d) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009 the fund was charged $10,511 pursuant to the transfer agency agreement.

26

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2009, the fund was charged $359 pursuant to the cash management agreements. These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $39,913 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $14,073, custodian fees $20,463, administrative service fees $32,689, Rule 12b-1 distribution plan fees $8, shareholder services plan fees $6, chief compliance officer fees $3,341 and transfer agency per account fees $4,449, which are offset against an expense reimbursement currently in effect in the amount of $4,451.

(e) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting ofThe Dreyfus/Laurel Funds, Inc.,The Dreyfus /Laurel FundsTrust andThe Dreyfus/LaurelTax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”), Dreyfus Funds, Inc., and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds, Dreyfus Funds, Inc., the Trust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Funds, Inc., the Trust and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2009, amounted to $44,687,107 and $61,210,701, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended September 30, 2009.These disclosures did not impact the notes to the financial statements.

At September 30, 2009, the cost of investments for federal income tax purposes was $31,346,429; accordingly, accumulated net unrealized appreciation on investments was $3,237,766, consisting of $4,738,494 gross unrealized appreciation and $1,500,728 gross unrealized depreciation.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee

28

and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the fund’s past two fiscal years and any subsequent interim period: (i) no report on the fund’s financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus/The Boston Company Large Cap Core Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Large Cap Core Fund (the “Fund”) (formerly The Boston Company Large Cap Core Fund), a series of Dreyfus Investment Funds (formerly Mellon Institutional Funds), including the statement of investments as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2008 and the financial highlights for each of the years in the four-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We coducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Large Cap Core Fund as of September 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York November 24, 2009

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended September 30, 2009 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $409,605 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 31

32

The Fund 33

34

The Fund 35

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus/The Boston Company Small Cap Growth Fund

ANNUAL REPORT September 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this annual report for Dreyfus/The Boston Company Small Cap Growth Fund, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices.These indicators continue to help fuel a sustained rally among domestic and international stocks, many of which hit 52-week lows back in March. Since then, the best returns were generated by the most beaten-down securities and by smaller-cap securities. Momentum may keep these stocks rallying for a time, but the fundamental case for future gains seems to depend on an actual acceleration of economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals of individual companies and industry groups, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by B. Randall Watts and P. Hans Von Der Luft, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus/The Boston Company Small Cap Growth Fund’s Class I shares produced a total return of –13.14%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of –6.32% for the same period.2

After suffering steep declines stemming from a global financial crisis and recession, small-cap stocks reversed course in mid-March, as renewed economic optimism fueled a market rally through the reporting period’s end. The fund produced a lower return than its benchmark, mainly due to its bias toward higher-quality companies at a time when lower-quality stocks led the market.

On a separate note, effective September 1, 2009, the fund’s shares were redesignated as Class I shares.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Index. When choosing stocks, we seek to identify high-quality, small-cap companies with rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management, high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Stocks Rallied in 2009 from Multi-Year Lows

The reporting period opened in the midst of a severe recession characterized by rising unemployment, plummeting housing values and depressed consumer sentiment.The economic downturn was intensi-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

fied by a financial crisis that nearly led to the collapse of the global banking system. Consequently, investors favored the stocks of traditionally defensive market sectors and companies during the worst of the downturn. However, in early March, evidence of stabilization in the credit markets and economy buoyed investor sentiment. Bargain-hunting investors quickly regained their appetites for risk, and they began to flock toward the lower-quality, beaten-down stocks they previously had avoided.

Quality Bias Undermined Performance

Although the fund held up relatively well compared to its benchmark during the worst of the downturn, we remained resolute in our focus on higher-quality companies with positive cash flows, healthy balance sheets and solid business franchises. Because many of the benchmark’s stronger performers during the 2009 rally did not meet our investment criteria, the fund’s return trailed its benchmark for the reporting period overall.

In addition, the traditionally defensive health care sector suffered due to uncertainty surrounding government health care reform legislation, and cash-strapped consumers found ways to reduce health care costs, including postponing elective procedures. In light of these headwinds, the fund’s health care holdings weighed on its performance. Biotechnology firms BioMarin Pharmaceutical, Myriad Genetics and Onyx Pharmaceuticals detracted from returns during the volatile reporting period, as did equipment suppliers ArthroCare, Conmed and Natus Medical. Negative industry trends also punished the stocks of lifesciences tools companies Covance, Parexel International and Thermo Fisher Scientific.

An increase in the fund’s exposure to the stronger-performing information technology sector proved too late to fully capture the segment’s advance during the reporting period. The fund also encountered disappointments in Internet software and services companies SkillSoft, Marchex and Limelight Networks, the last of which we sold, missing subsequent gains. Among software developers, expense management solutions provider Concur Technologies underperformed when it missed earnings targets, our timing in the sale of Informatica proved unfortunate, and Sybase climbed less robustly than sector averages. Computer peripherals company Synaptics was hurt by lower-

4

than-expected earnings and reduced guidance to analysts. Within the volatile financials sector, overweighted exposure to insurance companies RLI Corp.,Tower Group andValidus Holdings detracted from performance when investors questioned the firms’ investment portfolios.

The fund’s holdings in the energy sector achieved better relative results, as compared to the Index, through an overweighted position. In addition, strong stock selections included exploration-and-production firms Concho Resources, which we sold after it hit our price targets, Plains Exploration & Production and Arena Resources. Rising oil prices in 2009 also benefited equipment providers Dril-Quip and Oil States International. In the telecommunications services sector, an underweighted position and strong stock selection boosted the fund’s performance. Successes included connection services provider Neutral Tandem, which we sold before its stock subsequently declined.

Focusing on High-Quality Growth Stocks

We have continued to favor information technology companies due to their economic sensitivity and the prospect of robust demand from companies that have postponed upgrades to their systems.We continue to watch the growth potential of certain insurers in the financials sector. Conversely, the fund has maintained underweighted exposure to the industrials sector, which may have rallied too strongly, and the consumer discretionary sector, where we have not yet seen signs of stabilization in consumer spending. Regardless of the market’s direction, we intend to remain steadfast in our investment approach, focusing on higher-quality companies with strong growth prospects and attractive valuations.

October 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, return would have been lower.This waiver is voluntary and may be terminated or changed at any time.
2	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 9/30/09
	1 Year	5 Years	10 Years
Class I shares	–13.14%	2.70%	3.34%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap Growth Fund on 9/30/99 to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

Effective on December 1, 2008,The Dreyfus Corporation became the fund’s investment adviser and the fund’s name changed from The Boston Company Small Cap Growth Fund to Dreyfus/The Boston Company Small Cap Growth Fund.The fund is a series of Dreyfus Investment Funds (prior to December 1, 2008, Mellon Institutional Funds Investment Trust).

Effective on September 1, 2009, the single class shares of Dreyfus/The Boston Company Small Cap Growth Fund were re-designated as Class I shares.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from April 1, 2009 to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2009†

Expenses paid per $1,000††	$ 5.54
Ending value (after expenses)	$1,326.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2009†

Expenses paid per $1,000††	$ 4.81
Ending value (after expenses)	$1,020.31

†	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
††	Expenses are equal to the fund's annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS September 30, 2009

Common Stocks—97.6%	Shares	Value ($)
Consumer Discretionary—12.4%
Callaway Golf	220,210	1,675,798
Carter’s	109,450 [a]	2,922,315
Cato, Cl. A	163,120	3,309,705
Chipotle Mexican Grill, Cl. B	18,877 [a]	1,570,944
Citi Trends	96,640 [a]	2,751,341
Columbia Sportswear	37,340 [b]	1,536,914
Gentex	109,550	1,550,133
Hibbett Sports	86,460 [a,b]	1,576,166
Interface, Cl. A	202,780	1,683,074
Jarden	70,550	1,980,339
Lions Gate Entertainment	447,270 [a,b]	2,755,183
Lumber Liquidators	41,290 [a,b]	895,580
Movado Group	102,320	1,486,710
OfficeMax	136,400 [a]	1,715,912
Papa John’s International	90,410 [a]	2,221,374
PEP Boys-Manny Moe & Jack	160,440	1,567,499
Pool	87,150 [b]	1,936,473
Take-Two Interactive Software	236,100 [a,b]	2,646,681
Wolverine World Wide	57,870	1,437,491
		37,219,632
Consumer Staples—3.4%
Alberto-Culver	96,240	2,663,923
Casey’s General Stores	47,640	1,494,943
Central Garden & Pet	106,282 [a,b]	1,248,814
Hain Celestial Group	75,670 [a,b]	1,450,594
Inter Parfums	123,520 [b]	1,508,179
Peet’s Coffee & Tea	41,590 [a]	1,174,086
Seneca Foods, Cl. A	21,590 [a]	591,566
		10,132,105
Energy—5.9%
Arena Resources	84,480 [a]	2,999,040
Comstock Resources	77,380 [a]	3,101,390
Dril-Quip	59,630 [a]	2,960,033
Key Energy Services	208,630 [a]	1,815,081
Oil States International	56,460 [a]	1,983,440

8

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Penn Virginia	133,740	3,063,983
Pioneer Drilling	69,370 [a]	509,176
Plains Exploration & Production	47,840 [a]	1,323,254
		17,755,397
Exchange Traded Funds—1.7%
iShares Russell 2000 Growth Index Fund	78,060	5,106,685
Financial—8.2%
Altisource Portfolio Solutions	108,810 [a]	1,571,216
Arch Capital Group	41,450 [a]	2,799,533
Hatteras Financial	95,140 [b]	2,852,297
Knight Capital Group, Cl. A	175,130 [a]	3,809,078
RLI	20,060 [b]	1,058,767
Starwood Property Trust	143,310 [b]	2,902,028
Tower Group	116,160	2,833,142
Validus Holdings	122,390	3,157,662
Westamerica Bancorporation	71,560 [b]	3,721,120
		24,704,843
Health Care—24.7%
Affymetrix	218,820 [a]	1,921,240
Alexion Pharmaceuticals	49,800 [a,b]	2,218,092
Allscripts-Misys Healthcare Solutions	187,490 [a,b]	3,800,422
Alnylam Pharmaceuticals	61,530 [a,b]	1,395,500
Analogic	34,920	1,292,738
AngioDynamics	115,220 [a]	1,587,732
ArQule	166,350 [a]	755,229
Bio-Rad Laboratories, Cl. A	20,405 [a]	1,874,811
Cardiome Pharma	257,480 [a]	1,114,888
Catalyst Health Solutions	74,790 [a]	2,180,128
Centene	80,760 [a]	1,529,594
Chemed	49,490	2,172,116
Cyberonics	77,840 [a]	1,240,770
Cytokinetics	190,740 [a]	1,009,015
Eclipsys	108,450 [a]	2,093,085
Emergency Medical Services, Cl. A	54,588 [a,b]	2,538,342
Emergent Biosolutions	78,140 [a]	1,379,952

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
ev3	121,520 [a]	1,495,911
Exelixis	276,100 [a,b]	1,761,518
Haemonetics	34,780 [a]	1,951,854
Human Genome Sciences	151,370 [a,b]	2,848,783
MAP Pharmaceuticals	85,740 [a,b]	896,840
MEDNAX	40,270 [a]	2,211,628
Natus Medical	159,270 [a]	2,457,536
Nektar Therapeutics	151,020 [a]	1,470,935
NuVasive	67,100 [a,b]	2,802,096
OncoGenex Pharmaceutical	41,840 [a,b]	1,506,240
Owens & Minor	36,200	1,638,050
PerkinElmer	117,120	2,253,389
PharMerica	64,670 [a]	1,200,922
Phase Forward	99,560 [a]	1,397,822
PSS World Medical	69,130 [a,b]	1,509,108
Resmed	49,500 [a]	2,237,400
Salix Pharmaceuticals	65,940 [a]	1,401,884
SonoSite	100,210 [a]	2,651,557
SXC Health Solutions	60,320 [a]	2,822,373
Thermo Fisher Scientific	49,030 [a]	2,141,140
Thoratec	38,630 [a,b]	1,169,330
United Therapeutics	29,710 [a,b]	1,455,493
Volcano	146,643 [a]	2,466,535
		73,851,998
Industrial—11.7%
Administaff	143,820 [b]	3,778,151
Applied Industrial Technologies	71,930	1,522,039
Barnes Group	147,910	2,527,782
Columbus McKinnon	94,210 [a]	1,427,282
Cornell	102,660 [a]	2,303,690
Crane	58,110	1,499,819
Duff & Phelps, Cl. A	45,430	870,439
EnerSys	129,940 [a]	2,874,273
EnPro Industries	95,330 [a]	2,179,244
Exponent	40,160 [a]	1,131,307
GrafTech International	116,280 [a]	1,709,316

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Great Lakes Dredge and Dock	130,190	908,726
Heidrick & Struggles International	66,840 [b]	1,554,698
Hub Group, Cl. A	60,310 [a]	1,378,084
ICF International	99,940 [a]	3,030,181
Mueller Industries	121,810	2,907,605
Old Dominion Freight Line	10,950 [a,b]	333,209
Quanex Building Products	209,690	3,011,148
		34,946,993
Materials—2.0%
Aurizon Mines	251,747 [a]	1,097,617
H.B. Fuller	111,140	2,322,826
Haynes International	33,440 [a]	1,064,061
Horsehead Holding	118,710 [a]	1,391,281
		5,875,785
Technology—27.3%
3PAR	204,200 [a]	2,252,326
Acxiom	309,560 [a]	2,928,438
ADTRAN	62,660	1,538,303
Advanced Energy Industries	199,610 [a]	2,842,446
AsiaInfo Holdings	72,100 [a]	1,439,837
Atheros Communications	43,470 [a,b]	1,153,259
ATMI	124,640 [a]	2,262,216
CACI International, Cl. A	44,910 [a]	2,122,896
Celestica	161,110 [a]	1,527,323
Cogent	105,290 [a]	1,063,429
Coherent	106,840 [a,b]	2,491,509
CyberSource	215,270 [a]	3,588,551
F5 Networks	39,070 [a]	1,548,344
FEI	65,180 [a]	1,606,687
Intermec	40,660 [a]	573,306
International Rectifier	117,930 [a]	2,298,456
Internet Capital Group	104,030 [a]	869,691
j2 Global Communications	77,320 [a]	1,779,133
Jabil Circuit	174,750	2,343,398
JDA Software Group	74,270 [a]	1,629,484
Lawson Software	229,130 [a]	1,429,771

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Mellanox Technologies	96,460 [a]	1,580,979
Mentor Graphics	333,500 [a]	3,104,885
Metavante Technologies	43,787 [a]	1,509,776
NCI, Cl. A	29,010 [a]	831,427
NETGEAR	80,240 [a]	1,472,404
NetScout Systems	144,510 [a]	1,952,330
Novatel Wireless	114,550 [a]	1,301,288
Novellus Systems	70,730 [a]	1,483,915
Pericom Semiconductor	6,120 [a]	60,037
PMC-Sierra	392,130 [a]	3,748,763
Polycom	171,060 [a]	4,575,855
Quality Systems	24,590	1,514,006
Quest Software	245,420 [a]	4,135,327
SkillSoft, ADR	351,250 [a,b]	3,372,000
SuccessFactors	112,020 [a]	1,576,121
TeleCommunication Systems, Cl. A	191,750 [a]	1,603,030
Ultratech	79,340 [a]	1,049,668
Verigy	233,540 [a,b]	2,713,735
Vishay Intertechnology	350,650 [a]	2,770,135
Volterra Semiconductor	116,440 [a]	2,139,003
		81,783,487
Telecommunication Services—.3%
Above Net	20,470 [a]	998,117
Total Common Stocks
(cost $244,560,089)		292,375,042

Other Investment—3.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $9,652,872)	9,652,872 [c]	9,652,872

12

Investment of Cash Collateral
for Securities Loaned—15.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $46,771,888)	46,771,888 [c]	46,771,888

Total Investments (cost $300,984,849)	116.4%	348,799,802
Liabilities, Less Cash and Receivables	(16.4%)	(49,236,532)
Net Assets	100.0%	299,563,270

ADR—American Depository Receipts

a	Non-income producing security.
b	All or a portion of these securities are on loan. At September 30, 2009, the total market value of the fund’s securities on loan is $45,392,156 and the total market value of the collateral held by the fund is $46,771,888.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	27.3	Energy	5.9
Health Care	24.7	Consumer Staples	3.4
Money Market Investments	18.8	Materials	2.0
Consumer Discretionary	12.4	Exchange Traded Funds	1.7
Industrial	11.7	Telecommunication Services	.3
Financial	8.2		116.4

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $45,392,156)—Note 1(b):
Unaffiliated issuers	244,560,089	292,375,042
Affiliated issuers	56,424,760	56,424,760
Receivable for investment securities sold		3,387,318
Receivable for shares of Beneficial Interest subscribed		188,963
Dividends and interest receivable		141,268
Prepaid expenses		1,390
		352,518,741
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		247,430
Cash overdraft due to Custodian		867,140
Liability for securities on loan—Note 1(b)		46,771,888
Payable for investment securities purchased		4,639,670
Payable for shares of Beneficial Interest redeemed		369,959
Accrued expenses		59,384
		52,955,471
Net Assets ($)		299,563,270
Composition of Net Assets ($):
Paid-in capital		334,565,482
Accumulated net realized gain (loss) on investments		(82,817,165)
Accumulated net unrealized appreciation
(depreciation) on investments		47,814,953
Net Assets ($)		299,563,270
Class I Shares Outstanding[a]
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		6,908,957
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		43.36

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2009

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,253,892
Affiliated issuers	26,046
Income from securities lending—Note 1(b)	234,758
Total Income	1,514,696
Expenses:
Investment advisory fee—Note 3(a)	1,820,035
Custodian fees—Note 3(b)	120,535
Shareholder servicing costs—Note 3(b)	78,605
Professional fees	70,577
Prospectus and shareholders’ reports	51,734
Accounting and administration fees—Note 3(a)	45,000
Trustees’ fees and expenses—Note 3(c)	27,910
Registration fees	22,901
Loan commitment fees—Note 2	3,612
Miscellaneous	41,425
Total Expenses	2,282,334
Less—reduction in fees due to
earnings credits—Note 1(b)	(5,097)
Net Expenses	2,277,237
Investment (Loss)—Net	(762,541)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(60,661,937)
Net realized gain (loss) on financial futures	555,186
Net Realized Gain (Loss)	(60,106,751)
Net unrealized appreciation (depreciation) on investments	53,910,681
Net Realized and Unrealized Gain (Loss) on Investments	(6,196,070)
Net (Decrease) in Net Assets Resulting from Operations	(6,958,611)

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2009[a]	2008
Operations ($):
Investment (loss)—net	(762,541)	(393,276)
Net realized gain (loss) on investments	(60,106,751)	(19,698,792)
Net unrealized appreciation
(depreciation) on investments	53,910,681	(18,454,914)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,958,611)	(38,546,982)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	154,067,155	126,620,420
Cost of shares redeemed	(80,251,671)	(42,357,582)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	73,815,484	84,262,838
Total Increase (Decrease) in Net Assets	66,856,873	45,715,856
Net Assets ($):
Beginning of Period	232,706,397	186,990,541
End of Period	299,563,270	232,706,397
Capital Share Transactions (Shares):
Shares sold	4,424,502	2,297,970
Shares redeemed	(2,179,770)	(781,112)
Net Increase (Decrease) in Shares Outstanding	2,244,732	1,516,858

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	49.89	59.41	49.67	46.30	37.95
Investment Operations:
Investment (loss)—net[b]	(.12)	(.11)	(.11)	(.14)	(.20)
Net realized and unrealized
gain (loss) on investments	(6.41)	(9.41)[c]	9.85[c]	3.51	8.55
Total from Investment Operations	(6.53)	(9.52)	9.74	3.37	8.35
Net asset value, end of period	43.36	49.89	59.41	49.67	46.30
Total Return (%)	(13.14)	(16.02)	19.61	7.28	22.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00	1.01	1.09[d]	1.38[d]	1.41[d]
Ratio of net expenses
to average net assets	1.00	1.01	1.09[d]	1.10[d]	1.17[d]
Ratio of net investment (loss)
to average net assets	(.34)	(.20)	(.20)	(.30)	(.48)
Portfolio Turnover Rate	271	207	175[e]	166[e]	135[e]
Net Assets, end of period ($ x 1,000)	299,563	232,706	186,991	42,103	36,323

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amounts include litigation proceeds received by the fund of $.01 for the year ended September 30, 2008 and $.01 for the year ended September 30, 2007.
d	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2005-2006, the ratios include the fund’s share of the TBC Small Cap Growth Portfolio’s (the “Portfolio”) allocated expenses.
e	On September 19, 2007, the fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents combined investment activity of the fund and the Portfolio for the year ended September 30, 2007.The amount shown for 2005-2006 are the turnover rates for the Portfolio.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to seek long-term growth of capital. Prior to December 1, 2008,The Boston Company Asset Management LLC, a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. Effective December 1, 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company Small Cap Growth Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Small Cap Growth Fund,” respectively.

The Board of Trustees approved, effective September 1, 2009, the fund’s existing shares were redesignated as Class I shares. Class I shares are sold at net asset value per share only to institutional investors.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

18

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of secu-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

rities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	279,374,957	—	—	279,374,957
Equity Securities—
Foreign†	7,893,400	—	—	7,893,400
Mutual Funds/
Exchange
Traded Funds	61,531,445	—	—	61,531,445
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	—	—	—	—

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Private Investment
Fund ($)†††
Balance as of 9/30/2008	7,349,961
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(7,349,961)
Transfers in and/or out of Level 3	—
Balance as of 9/30/2009	—

††† Investment in BlackRock Cash Strategies Fund LLC. See Note 1(b).

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2009, The Bank of New York Mellon earned $78,253 from lending fund portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and

22

the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through December 31, 2008, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).The Board of Trustees approved, effective on or about January 1, 2010, the fund to pay dividends from investment income-net annually. To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $32,142,902 and unrealized appreciation $42,576,863. In addition, the fund had $45,436,173 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, $939,793 of the carryover expires in fiscal 2011 and $31,203,109 expires in fiscal 2017.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $762,541 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to September 24, 2009, the Trust had entered into two separate agreements with The Bank of New York Mellon, that enabled the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit (collectively, the “Prior

24

Facilities”). Effective September 24, 2009, the fund began participating, with other Dreyfus-managed funds, in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility” and, collectively, the “Current Facilities”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the amount of the Citibank, N.A. Facility changed from $145 million to $215 million. The fund has agreed to pay its pro rata portion of facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2009, the fund did not borrow under the Prior Facilities or the Current Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate .80% of the value of the fund’s average daily net assets and is payable monthly.

The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, so that such expenses do not exceed an annual rate of 1.10% of the value of the fund’s average daily net assets. The expense limitation and waiver are voluntary, not contractual, and may be terminated at any time. During the period ended September 30, 2009, no expense reimbursement was required pursuant to the undertaking.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to this agreement, the fund was charged $45,000 for the period ended September 30, 2009 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009, the fund was charged $27,861 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2009, the fund was charged $5,097 pursuant to the cash management agreements. These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $120,535 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $197,088, custodian fees $44,301, chief compliance officer fees $3,341 and transfer agency per account fees $2,700.

(c) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc.,The Dreyfus /Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”), Dreyfus Funds, Inc. and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meet-

26

ing and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, Dreyfus Funds, Inc., the Trust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between Dreyfus/Laurel Funds, Dreyfus Funds, Inc., the Trust and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.

(d) Prior to December 1, 2008, at which time the fee was eliminated, a 2% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. From October 1, 2008 to November 30, 2008, there were no redemption fees charged and retained by the fund.The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2009, amounted to $684,308,114 and $608,004,544, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. At September 30, 2009, there were no open financial futures contracts outstanding.

At September 30, 2009, the cost of investments for federal income tax purposes was $306,222,939; accordingly, accumulated net unrealized appreciation on investments was $42,576,863, consisting

28

of $49,698,524 gross unrealized appreciation and $7,121,661 gross unrealized depreciation.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the fund, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the fund’s past two fiscal years and any subsequent interim period: (i) no report on the fund’s financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

The Dreyfus/The Boston Company Small Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Growth Fund (the “Fund”) (formerly The Boston Company Small Cap Growth Fund), a series of Dreyfus Investment Funds (formerly Mellon Institutional Funds), including the statement of investments as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2008 and the financial highlights for each of the years in the four-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management,as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Growth Fund as of September 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2009

30

The Fund 31

32

The Fund 33

34

NOTES

For More Information

Ticker Symbol: SSETX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov.

The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund

ANNUAL REPORT September 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this annual report for Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices.These indicators continue to help fuel a sustained rally among domestic and international stocks, many of which hit 52-week lows back in March. Since then, the best returns were generated by the most beaten-down securities and by smaller-cap securities. Momentum may keep these stocks rallying for a time, but the fundamental case for future gains seems to depend on an actual acceleration of economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals of individual companies and industry groups, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund’s Class I shares produced a total return of –13.54%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of –6.32% for the same period.2

After suffering steep declines stemming from a global financial crisis and recession, small-cap stocks reversed course in mid-March, as renewed economic optimism fueled a market rally through the reporting period’s end. The fund produced a lower return than its benchmark, mainly due to its bias toward higher-quality companies at a time when lower-quality stocks led the market.

On a separate note, effective September 1, 2009, the fund’s shares were redesignated as Class I shares.

The Fund’s Investment Approach

The fund seeks to maximize after-tax total return, consisting of long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Russell 2000 Growth Index.When choosing stocks, we seek to identify small-cap companies which are experiencing or are expected to experience rapid growth. We use tax-sensitive strategies in seeking to reduce the impact of federal and state income taxes on the fund’s after-tax returns, including minimizing sales of securities that result in capital gains and selling underperforming securities to realize capital losses that can be offset against realized capital gains.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Stocks Rallied in 2009 from Multi-Year Lows

The reporting period opened in the midst of a severe recession characterized by rising unemployment, plummeting housing values and depressed consumer sentiment.The economic downturn was intensified by a financial crisis that nearly led to the collapse of the global banking system. Consequently, investors favored the stocks of traditionally defensive market sectors and companies during the downturn. However, in early March, evidence of stabilization in the credit markets and economy buoyed investor sentiment. Investors quickly regained their appetites for risk, and they flocked toward the lower-quality, beaten-down stocks they previously had avoided.

Quality Bias Undermined Performance

Although the fund held up relatively well compared to its benchmark during the downturn, we remained resolute in our focus on higher-quality companies. Because many of the benchmark’s stronger performers during the 2009 rally did not meet our investment criteria, the fund’s return trailed its benchmark for the reporting period overall.

In addition, the traditionally defensive health care sector suffered due to uncertainty surrounding government health care reform proposals, and cash-strapped consumers found ways to reduce health care expenditures. In light of these headwinds, biotechnology firms BioMarin Pharmaceutical, Myriad Genetics and Onyx Pharmaceuticals encountered pressure during the volatile reporting period, as did equipment suppliers ArthroCare, Conmed and Natus Medical. Negative industry trends also punished the stocks of lifesciences tools companies Covance, Parexel International and Thermo Fisher Scientific.

An increase in the fund’s exposure to the stronger-performing information technology sector proved too late to fully capture its advance during the reporting period.The fund also encountered disappointments in Internet software and services companies SkillSoft, Marchex and Limelight Networks, the last of which we sold.Among software developers, expense management solutions provider Concur Technologies underperformed when it missed earnings targets, our timing in the sale of Informatica proved unfortunate,and Sybase climbed less robustly than sector averages. Computer peripherals company Synaptics also was hurt

4

by lower-than-expected earnings. Within the volatile financials sector, overweighted exposure to weaker-performing insurance companies RLI Corp.,Tower Group and Validus Holdings detracted from performance when investors questioned their investment portfolios.

The fund achieved better relative results through an overweighted position in the energy sector. In addition, strong stock selections included exploration-and-production firms Concho Resources, which we sold after it hit our price targets, Plains Exploration & Production and Arena Resources. Rising oil prices in 2009 also benefited equipment providers Dril-Quip and Oil States International. In the telecommunications services sector, an underweighted position boosted the fund’s performance, and strong stock selections included connection services provider Neutral Tandem, which we sold before its stock subsequently declined.

Focusing on High-Quality Growth Stocks

We have continued to favor information technology companies due to their economic sensitivity and the prospect of robust demand from companies that have postponed upgrades to their systems.We continue to watch the growth potential of certain insurers. Conversely, the fund has maintained underweighted exposure to the industrials sector, which may have rallied too strongly, and the consumer discretionary sector, where we have not yet seen signs of stabilization in consumer spending. Regardless of the market’s direction, we intend to remain steadfast in our investment approach, focusing on higher-quality companies with strong growth prospects and attractive valuations.

October 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, return would have been lower.This waiver is voluntary and may be terminated or changed at any time.
2	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

The Fund 5

Average Annual Total Returns as of 9/30/09
	1 Year	5 Years	10 Years
Class I shares	–13.54%	2.85%	3.59%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund on 9/30/99 to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

Effective on December 1, 2008,The Dreyfus Corporation became the fund’s investment adviser and the fund’s name changed from The Boston Company Small Cap Tax-Sensitive Equity Fund to Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund.The fund is a series of Dreyfus Investment Funds (prior to December 1, 2008, Mellon Institutional Funds Investment Trust).

Effective on September 1, 2009, the single class shares of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund were re-designated as Class I shares.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest companies of the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund from April 1, 2009 to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2009†

Expenses paid per $1,000††	$ 6.12
Ending value (after expenses)	$1,325.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2009†

Expenses paid per $1,000††	$ 5.32
Ending value (after expenses)	$1,019.80

†	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
††	Expenses are equal to the fund's annualized expense ratio of 1.05% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS September 30, 2009

Common Stocks—98.3%	Shares	Value ($)
Consumer Discretionary—12.7%
Callaway Golf	155,580	1,183,964
Carter’s	74,690 [a]	1,994,223
Cato, Cl. A	112,730	2,287,292
Chipotle Mexican Grill, Cl. B	13,022 [a]	1,083,691
Citi Trends	67,720 [a]	1,927,988
Columbia Sportswear	26,370	1,085,389
Gentex	76,490	1,082,333
Hibbett Sports	60,060 [a,b]	1,094,894
Interface, Cl. A	137,820	1,143,906
Jarden	48,760	1,368,693
Lions Gate Entertainment	315,962 [a,b]	1,946,326
Lumber Liquidators	28,810 [a,b]	624,889
Movado Group	69,990	1,016,955
OfficeMax	95,380 [a]	1,199,880
Papa John’s International	62,990 [a]	1,547,664
PEP Boys-Manny Moe & Jack	112,080	1,095,022
Pool	60,270 [b]	1,339,199
Take-Two Interactive Software	162,330 [a,b]	1,819,719
Wolverine World Wide	40,250	999,810
		25,841,837
Consumer Staples—3.6%
Alberto-Culver	66,873	1,851,045
Casey’s General Stores	33,110	1,038,992
Central Garden & Pet	72,420 [a,b]	850,935
Hain Celestial Group	51,480 [a,b]	986,872
Inter Parfums	88,780 [a]	1,084,004
Peet’s Coffee & Tea	36,100 [a]	1,019,103
Seneca Foods, Cl. A	15,280 [a]	418,672
		7,249,623
Energy—6.0%
Arena Resources	58,950 [a]	2,092,725
Comstock Resources	53,820 [a]	2,157,106
Dril-Quip	40,180 [a,b]	1,994,535
Key Energy Services	147,740 [a]	1,285,338
Oil States International	39,740 [a]	1,396,066

8

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Penn Virginia	93,030	2,131,317
Pioneer Drilling	47,370 [a]	347,696
Plains Exploration & Production	33,000 [a]	912,780
		12,317,563
Exchange Traded Funds—.5%
iShares Russell 2000 Growth Index Fund	15,730	1,029,057
Financial—8.5%
Altisource Portfolio Solutions	74,320 [a]	1,073,181
Arch Capital Group	28,230 [a]	1,906,654
Hatteras Financial	65,780 [b]	1,972,084
Knight Capital Group, Cl. A	122,800 [a]	2,670,900
RLI	17,560 [b]	926,817
Starwood Property Trust	101,110	2,047,478
Tower Group	79,750	1,945,103
Validus Holdings	84,010	2,167,458
Westamerica Bancorporation	49,950 [b]	2,597,400
		17,307,075
Health Care—25.0%
Affymetrix	149,900 [a]	1,316,122
Alexion Pharmaceuticals	34,230 [a,b]	1,524,604
Allscripts-Misys Healthcare Solutions	128,070 [a,b]	2,595,979
Alnylam Pharmaceuticals	43,307 [a,b]	982,203
Analogic	24,070	891,071
AngioDynamics	79,070 [a]	1,089,585
ArQule	115,440 [a]	524,098
Bio-Rad Laboratories, Cl. A	13,865 [a]	1,273,916
Cardiome Pharma	181,670 [a,b]	786,631
Catalyst Health Solutions	50,960 [a]	1,485,484
Centene	55,430 [a]	1,049,844
Chemed	34,400	1,509,816
Cyberonics	53,230 [a]	848,486
Cytokinetics	128,680 [a]	680,717
Eclipsys	74,360 [a]	1,435,148
Emergency Medical Services, Cl. A	37,598 [a]	1,748,307
Emergent Biosolutions	54,560 [a]	963,530

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
ev3	83,810 [a]	1,031,701
Exelixis	191,520 [a,b]	1,221,898
Haemonetics	23,850 [a]	1,338,462
Human Genome Sciences	104,730 [a,b]	1,971,019
MAP Pharmaceuticals	59,190 [a,b]	619,127
MEDNAX	27,440 [a]	1,507,005
Natus Medical	110,530 [a]	1,705,478
Nektar Therapeutics	105,340 [a]	1,026,012
NuVasive	46,240 [a,b]	1,930,982
OncoGenex Pharmaceutical	28,970 [a,b]	1,042,920
Owens & Minor	24,870	1,125,368
PerkinElmer	81,710	1,572,100
PharMerica	51,120 [a,b]	949,298
Phase Forward	68,680 [a]	964,267
PSS World Medical	47,100 [a]	1,028,193
Resmed	33,690 [a]	1,522,788
Salix Pharmaceuticals	45,740 [a]	972,432
SonoSite	69,550 [a]	1,840,293
SXC Health Solutions	42,090 [a]	1,969,391
Thermo Fisher Scientific	33,360 [a]	1,456,831
Thoratec	26,540 [a,b]	803,366
United Therapeutics	20,440 [a,b]	1,001,356
Volcano	101,480 [a]	1,706,894
		51,012,722
Industrial—11.9%
Administaff	100,120 [b]	2,630,152
Applied Industrial Technologies	48,890	1,034,512
Barnes Group	101,010	1,726,261
Columbus McKinnon	64,710 [a]	980,356
Cornell	72,920 [a]	1,636,325
Crane	40,640	1,048,918
Duff & Phelps, Cl. A	30,950	593,002
EnerSys	89,550 [a]	1,980,846
EnPro Industries	66,310 [a]	1,515,847
Exponent	27,550 [a]	776,083
GrafTech International	79,910 [a]	1,174,677

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Great Lakes Dredge and Dock	89,490	624,640
Heidrick & Struggles International	46,840 [b]	1,089,498
Hub Group, Cl. A	42,090 [a]	961,757
ICF International	70,090 [a]	2,125,129
Mueller Industries	84,670	2,021,073
Old Dominion Freight Line	7,650 [a,b]	232,790
Quanex Building Products	144,120	2,069,563
		24,221,429
Materials—2.0%
Aurizon Mines	174,381 [a]	760,301
H.B. Fuller	77,190	1,613,271
Haynes International	22,990 [a]	731,542
Horsehead Holding	86,320 [a]	1,011,670
		4,116,784
Technology—27.8%
3PAR	138,730 [a,b]	1,530,192
Acxiom	218,600 [a]	2,067,956
ADTRAN	43,930	1,078,481
Advanced Energy Industries	139,430 [a]	1,985,483
AsiaInfo Holdings	49,730 [a,b]	993,108
Atheros Communications	30,390 [a,b]	806,247
ATMI	85,670 [a]	1,554,910
CACI International, Cl. A	31,084 [a]	1,469,341
Celestica	112,670 [a]	1,068,112
Cogent	73,870 [a]	746,087
Coherent	73,490 [a,b]	1,713,787
CyberSource	145,000 [a,b]	2,417,150
F5 Networks	27,400 [a]	1,085,862
FEI	45,110 [a]	1,111,961
Intermec	28,380 [a]	400,158
International Rectifier	80,110 [a]	1,561,344
Internet Capital Group	70,840 [a]	592,222
j2 Global Communications	52,960 [a]	1,218,610
Jabil Circuit	122,200	1,638,702
JDA Software Group	50,940 [a]	1,117,624
Lawson Software	162,270 [a]	1,012,565

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Mellanox Technologies	66,547 [a]	1,090,705
Mentor Graphics	229,190 [a]	2,133,759
Metavante Technologies	30,542 [a]	1,053,088
NCI, Cl. A	20,020 [a]	573,773
NETGEAR	54,880 [a]	1,007,048
NetScout Systems	103,010 [a]	1,391,665
Novatel Wireless	79,500 [a]	903,120
Novellus Systems	49,450 [a]	1,037,461
Pericom Semiconductor	4,180 [a]	41,006
PMC-Sierra	273,580 [a]	2,615,425
Polycom	118,530 [a,b]	3,170,678
Quality Systems	16,750	1,031,298
Quest Software	169,190 [a]	2,850,852
SkillSoft, ADR	241,070 [a]	2,314,272
SuccessFactors	78,050 [a]	1,098,164
TeleCommunication Systems, Cl. A	134,390 [a]	1,123,500
Ultratech	53,910 [a]	713,229
Verigy	162,360 [a,b]	1,886,623
Vishay Intertechnology	239,790 [a]	1,894,341
Volterra Semiconductor	80,920 [a]	1,486,500
		56,586,409
Telecommunication Services—.3%
Above Net	13,940 [a]	679,714
Total Common Stocks
(cost $164,004,933)		200,362,213

Other Investment—2.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,817,937)	5,817,937 [c]	5,817,937

12

Investment of Cash Collateral
for Securities Loaned—14.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $30,401,130)	30,401,130 [c]	30,401,130
Total Investments (cost $200,224,000)	116.1%	236,581,280
Liabilities, Less Cash and Receivables	(16.1%)	(32,776,227)
Net Assets	100.0%	203,805,053

ADR—American Depository Receipts

a Non-income producing security.
b All or a portion of these securities are on loan. At September 30, 2009, the total market value of the fund’s securities on loan is $29,554,764 and the total market value of the collateral held by the fund is $30,401,130.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	27.8	Energy	6.0
Health Care	25.0	Consumer Staples	3.6
Money Market Investments	17.8	Materials	2.0
Consumer Discretionary	12.7	Exchange Traded Funds	.5
Industrial	11.9	Telecommunication Services	.3
Financial	8.5		116.1

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $29,554,764)—Note 1(b):
Unaffiliated issuers	164,004,933	200,362,213
Affiliated issuers	36,219,067	36,219,067
Receivable for investment securities sold		2,373,050
Dividends and interest receivable		98,344
Receivable for shares of Beneficial Interest subscribed		11,000
Prepaid expenses		8,428
		239,072,102
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		211,598
Cash overdraft due to Custodian		357,362
Liability for securities on loan—Note 1(b)		30,401,130
Payable for investment securities purchased		3,167,246
Payable for shares of Beneficial Interest redeemed		1,054,287
Accrued expenses		75,426
		35,267,049
Net Assets ($)		203,805,053
Composition of Net Assets ($):
Paid-in capital		266,950,695
Accumulated net realized gain (loss) on investments		(99,502,922)
Accumulated net unrealized appreciation
(depreciation) on investments		36,357,280
Net Assets ($)		203,805,053
Class I Shares Outstanding[a]
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		7,014,626
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		29.05

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2009

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,149,689
Affiliated issuers	26,637
Income from securities lending—Note 1(b)	258,231
Total Income	1,434,557
Expenses:
Investment advisory fee—Note 3(a)	1,710,982
Custodian fees—Note 3(b)	154,123
Shareholder servicing costs—Note 3(b)	117,960
Professional fees	72,594
Prospectus and shareholders’ reports	66,545
Accounting and administration fees—Note 3(a)	45,000
Registration fees	26,381
Trustees’ fees and expenses—Note 3(c)	25,508
Loan commitment fees—Note 2	2,224
Miscellaneous	22,026
Total Expenses	2,243,343
Less—reduction in fees due to
earnings credits—Note 1(b)	(3,212)
Net Expenses	2,240,131
Investment (Loss)—Net	(805,574)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(76,027,244)
Net realized gain (loss) on financial futures	611,207
Net Realized Gain (Loss)	(75,416,037)
Net unrealized appreciation (depreciation) on investments	31,483,918
Net Realized and Unrealized Gain (Loss) on Investments	(43,932,119)
Net (Decrease) in Net Assets Resulting from Operations	(44,737,693)

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2009[a]	2008
Operations ($):
Investment (loss)—net	(805,574)	(590,010)
Net realized gain (loss) on investments	(75,416,037)	(18,842,623)
Net unrealized appreciation
(depreciation) on investments	31,483,918	(34,260,173)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(44,737,693)	(53,692,806)
Dividends to Shareholders from ($):
Net Realized Gain on Investments	—	(22,815,052)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	76,973,547	99,647,850
Dividends reinvested	—	17,523,679
Cost of shares redeemed	(131,676,622)	(53,896,929)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(54,703,075)	63,274,600
Total Increase (Decrease) in Net Assets	(99,440,768)	(13,233,258)
Net Assets ($):
Beginning of Period	303,245,821	316,479,079
End of Period	203,805,053	303,245,821
Capital Share Transactions (Shares):
Shares sold	3,295,500	2,664,479
Shares issued for dividends reinvested	—	452,107
Shares redeemed	(5,308,402)	(1,423,379)
Net Increase (Decrease) in Shares Outstanding	(2,012,902)	1,693,207

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	33.59	43.15	42.27	42.35	34.71
Investment Operations:
Investment (loss)—net[b]	(.09)	(.07)	(.07)	(.08)	(.10)
Net realized and unrealized
gain (loss) on investments	(4.45)[c]	(6.42)[c]	8.07[c]	3.08	7.74
Total from Investment Operations	(4.54)	(6.49)	8.00	3.00	7.64
Dristributions:
Dividends from net realized
gains on investments	—	(3.07)	(7.12)	(3.08)	—
Net asset value, end of period	29.05	33.59	43.15	42.27	42.35
Total Return (%)	(13.54)	(15.99)	20.79	7.49	22.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	.95	.96	.99	.99
Ratio of net expenses
to average net assets	1.05[d]	.95	.96	.99	.99
Ratio of net investment (loss)
to average net assets	(.38)	(.19)	(.17)	(.18)	(.26)
Portfolio Turnover Rate	265.74	209	170	169	137
Net Assets, end of period ($ x 1,000)	203,805	303,246	316,479	160,552	160,035

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amounts include litigation proceeds received by the fund of $.01 for the year ended September 30, 2008 and $.04 for the year ended September 30, 2007.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/ The Boston Company Small Cap Tax-Sensitive Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to achieve a maximize after-tax total return, consisting of long-term growth of capital. Prior to December 1, 2008, The Boston Company Asset Management, LLC (TBCAM), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. After December 1, 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

At a meeting of the fund’s Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds InvestmentTrust” and “The Boston Company Small CapTax-Sensitive Equity Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund,” respectively.

The Board of Trustees approved, effective September 1, 2009, the fund’s existing shares were redesignated as Class I shares. Class I shares are sold at net asset value per share only to institutional investors.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

18

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on the exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

The following is a summary of the inputs used as of September 30,
2009 in valuing the fund’s investments:
		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	193,838,381	—	—	193,838,381
Equity Securities—
Foreign†	5,494,775	—	—	5,494,775
Mutual Funds/
Exchange Traded
Funds	37,248,124	—	—	37,248,124
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	—	—	—	—

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Private Investment
Fund ($)†††
Balance as of 9/30/2008	13,102,183
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(13,102,183)
Transfers in and/or out of Level 3	—
Balance as of 9/30/2009	—
††† Investment in BlackRock Cash Strategies Fund LLC. See Note 1(b).

(b) Securities transactions and investment income: Securities trans- actions are recorded on a trade date basis. Realized gains and losses

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned and that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2009, The Bank of New York Mellon earned $86,077 from lending fund portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the

22

adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through December 31, 2008, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).The Board of Trustees approved, effective on or about January 1, 2010, the fund to pay dividends from investment income-net annually. To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $34,288,195 and unrealized appreciation $32,541,559. In addition, the fund had $61,399,006 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows: ordinary income $0 and $9,849,655 and long-term capital gains $0 and $12,965,397, respectively.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $805,574 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to September 24, 2009, the Trust had entered into two separate agreements withThe Bank of NewYork Mellon, that enabled the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million

24

under an uncommitted line of credit (collectively, the “Prior Facilities”). Effective September 24, 2009, the fund began participating, with other Dreyfus-managed funds, in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (each, a “Facility” and, collectively, the “Current Facilities”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the amount of the Citibank, N.A. Facility changed from $145 million to $215 million. The fund has agreed to pay its pro rata portion of facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2009, the fund did not borrow under the Prior Facilities or the Current Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $45,000 for the period ended September 30, 2009 for administration and fund accounting services.

The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, so that such expenses do not exceed an annual rate of 1.10% of the value of the fund’s average daily net assets. The expense limitation and waiver are voluntary, not contractual, and may be terminated at any time. During the period ended September 30, 2009, no expense reimbursement was required pursuant to the undertaking.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009, the fund was charged $20,908 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2009, the fund was charged $3,212 pursuant to the cash management agreements. These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $154,123 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $133,759, custodian fees $73,898, chief compliance officer fees $3,341 and transfer agency per account fees $600.

(c) Effective December 1, 2008, EachTrustee receives $45,000 per year, plus $6,000 for each joint Board meeting ofThe Dreyfus/Laurel Funds, Inc.,The Dreyfus /Laurel FundsTrust andThe Dreyfus/LaurelTax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”), Dreyfus Funds, Inc. and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the

26

Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds, Dreyfus Funds, Inc., the Trust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Funds, Inc., the Trust and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(d) Prior to December 1, 2008 at which time the fee was eliminated, a 2% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. From October 1, 2008 to November 30, 2008, there were no redemption fees charged and retained by the fund. The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2009, amounted to $568,835,510 and $616,047,523, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including equity price risk

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

as a result of changes in value of underlying financial instruments.The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker,which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.Futures contracts are valued daily at the last sales price established by the Board ofTrade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.At September 30,2009,there were no open financial futures contracts outstanding.

At September 30, 2009, the cost of investments for federal income tax purposes was $204,039,721; accordingly, accumulated net unrealized appreciation on investments was $32,541,559, consisting of $37,124,363 gross unrealized appreciation and $4,582,804 gross unrealized depreciation.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings

28

held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the fund, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the fund’s past two fiscal years and any subsequent interim period: (i) no report on the fund’s financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of The Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund (the “Fund”) (formerly The Boston Company Small Cap Tax-Sensitive Equity Fund), a series of Dreyfus Investment Funds (formerly Mellon Institutional Funds), including the statement of investments as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2008 and the financial highlights for each of the years in the four-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management,as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund as of September 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2009

30

The Fund 31

32

The Fund 33

34

NOTES

For More Information

Ticker Symbol: SDCEX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus/The Boston Company Small Cap Value Fund

ANNUAL REPORT September 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
14	Statement of Financial Futures
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Board Members Information
35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this annual report for Dreyfus/The Boston Company Small Cap Value Fund, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices.These indicators continue to help fuel a sustained rally among domestic and international stocks, many of which hit 52-week lows back in March. Since then, the best returns were generated by the most beaten-down securities and by smaller-cap securities. Momentum may keep these stocks rallying for a time, but the fundamental case for future gains seems to depend on an actual acceleration of economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals of individual companies and industry groups, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus/The Boston Company Small Cap Value Fund’s Class I shares produced a total return of –5.83%.1 In comparison, the fund’s benchmark, the Russell 2000 Value Index (the “Index”), produced a total return of –12.61% for the same period.2

After suffering steep declines stemming from a global financial crisis and recession, small-cap stocks reversed course in mid-March, as renewed economic optimism and attractive valuations fueled a market rally through the reporting period’s end. The fund produced higher returns than its benchmark, mainly due to strong stock selections in the financials, consumer discretionary and consumer staples sectors.

On a separate note, effective September 1, 2009, the fund’s shares were redesignated as Class I shares.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies. The fund currently considers small-cap companies to be those with total market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company included in the Index.

We use fundamental research and qualitative analysis to select stocks among the portfolio candidates. We look for companies with strong competitive positions, high-quality management and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, fundamentals and catalyst. We focus primarily on individual stock selection to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Stocks Rallied in 2009 from Multi-Year Lows

The reporting period opened in the midst of a severe recession characterized by rising unemployment, plummeting housing values and depressed consumer sentiment.The economic downturn was intensified by a financial crisis that nearly led to the collapse of the global banking system. Consequently, investors favored the stocks of traditionally defensive market sectors and companies during the downturn. However, in early March, evidence of stabilization in the credit markets and economy buoyed investor sentiment. Bargain-hunting investors quickly regained their appetites for risk, and they began to flock toward stocks they previously had avoided.

Stock Selections Bolstered Performance

The fund’s investment approach proved relatively effective during the downturn, as successful stock selections helped cushion declines compared to the benchmark. Our security selection process also fared well during the 2009 rally, when investors favored stocks selling at attractive prices relative to historical averages.

Although low valuations abounded in the troubled financials sector, we maintained an underweighted position due to concerns regarding underlying credit conditions. We proceeded particularly cautiously with regard to commercial banks, where fund holdings with strong deposit franchises—such as First Horizon National, BancorpSouth, FirstMerit Corp. and Hancock Holding—held up better than sector averages. In the capital markets industry, we found opportunities in smaller investment banks Piper Jaffray Cos., Jefferies Group and Lazard, which captured market share from their larger counterparts.A number of fundamentally sound insurance companies, such as Fidelity National Financial, First American Corp. and Philadelphia Consolidated Holdings, also fared well.

The consumer discretionary sector was one of the harder-hit market segments during the downturn, creating pockets of attractive value among companies that may have been punished too severely by indiscriminate selling among investors.An overweighted position enabled the fund to participate more fully than the benchmark in the sector’s rebound, and relatively successful stock selections included retailers J. Crew Group, OfficeMax,Williams-Sonoma and Jos.A. Bank Clothiers.

4

The fund also found value among component manufacturers in the troubled automotive industry, and Drew Industries, BorgWarner and Gentex Corp.rebounded when government support helped rescue large U.S. automakers. In the consumer staples sector, grocery chain Whole Foods Markets advanced partly due to effective cost controls. We sold Whole Foods Markets when it reached our price target.

Disappointments during the reporting period included the materials sector, where packaging manufacturer Temple-Inland was hurt by tight credit conditions despite good quarterly earnings and reduced costs. Road salt producer Compass Minerals International also declined, partly as a result of a warmer-than-average winter in 2009. Health care companies generally were hurt by the debate over health care reform. In addition, KV Pharmaceutical missed its earnings target and encountered regulatory problems, prompting us to sell the fund’s position.

Finding Value in a Recovering Market

As of the reporting period’s end, we have continued to find attractive values among individual stocks despite the magnitude of the current rally.We have identified a number of opportunities in the information technology sector, where some businesses appear poised to benefit from rising demand from corporations that have postponed upgrades to their systems. We also began to look at increasing our position in the materials sector due to the expected benefits of economic stimulus spending on infrastructure projects. Although we have maintained the fund’s underweighted exposure to the financials sector, we will continue to look for attractive valuations among financial companies that seem likely to produce earnings growth.

October 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, return would have been lower.This waiver is voluntary and may be terminated or changed at any time.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

Average Annual Total Returns as of 9/30/09
	Inception			From
	Date	1 Year	5 Years	Inception
Class I shares	2/1/00	–5.83%	3.86%	11.29%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap Value Fund on 2/1/00 (inception date) to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

Effective on December 1, 2008,The Dreyfus Corporation became the fund’s investment adviser and the fund’s name changed from The Boston Company Small Cap Value Fund to Dreyfus/The Boston Company Small Cap Value Fund.The fund is a series of Dreyfus Investment Funds (prior to December 1, 2008, Mellon Institutional Funds Investment Trust).

Effective on September 1, 2009, the single class shares of Dreyfus/The Boston Company Small Cap Value Fund were re-designated as Class I shares.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged index, which measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small CapValue Fund from April 1, 2009 to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2009†

Expenses paid per $1,000††	$ 5.57
Ending value (after expenses)	$1,416.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2009†

Expenses paid per $1,000††	$ 4.66
Ending value (after expenses)	$1,020.46

†	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
††	Expenses are equal to the fund's annualized expense ratio of .92% for Class I shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS September 30, 2009

Common Stocks—98.5%	Shares	Value ($)
Consumer Discretionary—18.8%
Autoliv	100,380	3,372,768
Bebe Stores	252,500 [a]	1,858,400
Brink’s Home Security Holdings	104,736 [b]	3,224,821
Callaway Golf	150,230	1,143,250
Cavco Industries	37,662 [b]	1,337,001
Chico’s FAS	185,960 [a,b]	2,417,480
Children’s Place Retail Stores	60,540 [a,b]	1,813,778
Courier	57,260	867,489
Dick’s Sporting Goods	174,862 [b]	3,916,909
Drew Industries	131,900 [b]	2,860,911
Ethan Allen Interiors	204,880 [a]	3,380,520
Gentex	203,780 [a]	2,883,487
Gymboree	78,830 [a,b]	3,813,795
JoS. A. Bank Clothiers	54,680 [a,b]	2,448,024
MDC Holdings	119,650	4,156,641
Meredith	126,490 [a]	3,787,111
OfficeMax	562,704 [a,b]	7,078,816
Panera Bread, Cl. A	65,030 [a,b]	3,576,650
Ryland Group	266,020 [a]	5,605,041
Saks	537,180 [a,b]	3,663,568
Skechers USA, Cl. A	163,780 [b]	2,807,189
Snap-On	59,020	2,051,535
Sonic Automotive, Cl. A	113,590 [a]	1,192,695
Thor Industries	92,700	2,869,065
Timberland, Cl. A	187,220 [b]	2,606,102
Tractor Supply	77,433 [a,b]	3,749,306
Williams-Sonoma	299,892 [a]	6,066,815
Wolverine World Wide	74,400	1,848,096
		86,397,263
Consumer Staples—3.4%
BJ’s Wholesale Club	139,660 [a,b]	5,058,485
Casey’s General Stores	155,514	4,880,029
Hain Celestial Group	106,150 [a,b]	2,034,896
Winn-Dixie Stores	260,920 [b]	3,423,270
		15,396,680

8

Common Stocks (continued)	Shares	Value ($)
Energy—7.3%
Arena Resources	120,960 [b]	4,294,080
CARBO Ceramics	50,690 [a]	2,613,070
Comstock Resources	107,440 [b]	4,306,195
Dril-Quip	89,143 [a,b]	4,425,059
Goodrich Petroleum	94,620 [a,b]	2,442,142
Lufkin Industries	63,840	3,395,011
Penn Virginia	260,290	5,963,244
Unit	142,850 [b]	5,892,563
		33,331,364
Financial—27.5%
Alexandria Real Estate Equities	61,020 [a,d]	3,316,437
Aspen Insurance Holdings	139,810	3,700,771
BancorpSouth	147,972 [a]	3,611,997
BioMed Realty Trust	172,140 [d]	2,375,532
CBL & Associates Properties	243,880 [a,d]	2,365,636
City National	191,917 [a]	7,471,329
Cohen & Steers	152,262 [a]	3,654,288
CVB Financial	99,890 [a]	758,165
DiamondRock Hospitality	312,940 [b]	2,534,814
Douglas Emmett	266,740 [a]	3,275,567
EastGroup Properties	56,360 [d]	2,154,079
Essex Property Trust	42,960 [a,d]	3,418,757
Extra Space Storage	249,100	2,628,005
Financial Federal	163,513 [a]	4,035,501
First American	269,930	8,737,634
First Horizon National	341,739 [a,b]	4,521,206
FirstMerit	237,045	4,510,966
Hanover Insurance Group	107,000	4,422,310
Investment Technology Group	181,101 [b]	5,056,340
LaSalle Hotel Properties	211,560 [d]	4,159,270
Lazard, Cl. A	110,630	4,570,125
Mack-Cali Realty	98,410 [d]	3,181,595
Mission West Properties	138,340 [d]	931,028
National Penn Bancshares	105,590	645,155
NewAlliance Bancshares	284,387	3,042,941

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Old National Bancorp	55,820	625,184
Omega Healthcare Investors	182,260 [d]	2,919,805
PacWest Bancorp	111,830 [a]	2,130,362
Piper Jaffray	119,780 [b]	5,715,902
Provident Financial Services	111,650	1,148,879
Raymond James Financial	200,630 [a]	4,670,666
Redwood Trust	141,366 [d]	2,191,173
Southwest Bancorp	125,727	1,765,207
Texas Capital Bancshares	86,630 [b]	1,458,849
TradeStation Group	166,240 [b]	1,354,856
Trustmark	73,825 [a]	1,406,366
U-Store-It Trust	404,130	2,525,813
Urstadt Biddle Properties, Cl. A	38,790	565,946
Viad	73,930	1,471,946
W.P. Carey & Co.	37,040 [a]	1,048,602
Washington Federal	287,641	4,849,627
Washington Trust Bancorp	41,020	718,670
		125,647,301
Health Care—7.6%
Air Methods	105,570 [a,b]	3,438,415
Analogic	66,710 [a]	2,469,604
Assisted Living Concepts, Cl. A	29,080 [b]	602,538
Immucor	115,090 [b]	2,037,093
Kensey Nash	83,634 [b]	2,421,204
LifePoint Hospitals	128,910 [b]	3,488,305
Magellan Health Services	150,480 [b]	4,673,909
MEDNAX	68,633 [b]	3,769,324
Odyssey HealthCare	217,310 [b]	2,716,375
PAREXEL International	168,040 [b]	2,283,664
RehabCare Group	107,410 [b]	2,329,723
STERIS	145,230	4,422,254
Sun Healthcare Group	32,880	284,083
		34,936,491
Industrial—11.0%
American Ecology	106,080	1,983,696
Astec Industries	110,800 [a,b]	2,822,076

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Brink’s	109,640	2,950,412
Clean Harbors	47,690 [a,b]	2,683,039
Comfort Systems USA	59,190	686,012
Curtiss-Wright	95,810	3,269,995
Encore Wire	48,940 [a]	1,093,320
GrafTech International	142,710 [b]	2,097,837
Granite Construction	123,524 [a]	3,821,833
Heidrick & Struggles International	40,510	942,263
II-VI	69,320 [b]	1,763,501
Layne Christensen	81,400 [b]	2,608,870
Marten Transport	86,380 [b]	1,473,643
McGrath Rentcorp	77,980	1,658,635
Shaw Group	112,649 [b]	3,614,906
Simpson Manufacturing	86,540	2,186,000
Spirit Aerosystems Holdings, Cl. A	139,780 [b]	2,524,427
Steelcase, Cl. A	231,580	1,438,112
Team	128,500 [b]	2,178,075
Thomas & Betts	46,210 [b]	1,389,997
Triumph Group	58,080 [a]	2,787,259
Waste Connections	155,679 [b]	4,492,896
		50,466,804
Materials—4.2%
AMCOL International	67,051 [a]	1,534,797
Carpenter Technology	56,710	1,326,447
Coeur d’Alene Mines	71,320 [b]	1,462,060
H.B. Fuller	90,770	1,897,093
Packaging Corp. of America	264,470	5,395,188
RTI International Metals	114,710 [b]	2,857,426
Temple-Inland	191,230 [a]	3,139,997
Wausau Paper	178,020 [b]	1,780,200
		19,393,208
Technology—15.1%
Arris Group	258,040 [b]	3,357,100
Aspen Technology	242,368 [b]	2,472,154
Avid Technology	62,850 [b]	885,556
Cadence Design Systems	357,490 [b]	2,623,977

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Cirrus Logic	345,990 [b]	1,923,704
Comtech Telecommunications	24,450 [b]	812,229
Cymer	97,530 [b]	3,790,016
DealerTrack Holdings	186,445 [a,b]	3,525,675
Diebold	125,570	4,135,020
Electronics for Imaging	231,601 [b]	2,610,143
EPIQ Systems	177,620 [a,b]	2,575,490
FEI	137,440 [b]	3,387,896
FormFactor	171,690 [a,b]	4,106,825
Harmonic	370,087 [b]	2,472,181
Informatica	161,050 [b]	3,636,509
International Rectifier	13,420 [b]	261,556
Methode Electronics	171,832	1,489,783
MKS Instruments	184,030 [b]	3,549,939
MTS Systems	95,040	2,776,118
NIC	184,280	1,638,249
Semtech	118,180 [b]	2,010,242
Sonus Networks	858,877 [b]	1,820,819
SRA International, Cl. A	149,010 [b]	3,217,126
Teradyne	413,530 [a,b]	3,825,153
Triquint Semiconductor	434,260 [b]	3,352,487
Websense	182,370 [a,b]	3,063,816
		69,319,763
Utilities—3.6%
El Paso Electric	201,120 [b]	3,553,790
Energen	96,150	4,144,065
IDACORP	112,850 [a]	3,248,952
Nicor	74,220	2,715,710
Portland General Electric	143,880	2,837,314
		16,499,831
Total Common Stocks
(cost $414,292,009)		451,388,705

12

Other Investment—1.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,438,649)	5,438,649 [c]	5,438,649

Investment of Cash Collateral
for Securities Loaned—19.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $89,959,065)	89,959,065 [c]	89,959,065

Total Investments (cost $509,689,723)	119.3%	546,786,419
Liabilities, Less Cash and Receivables	(19.3%)	(88,287,790)
Net Assets	100.0%	458,498,629

a	All or a portion of these securities are on loan. At September 30, 2009, the total market value of the fund’s securities on loan is $86,374,752 and the total market value of the collateral held by the fund is $89,959,065.
b	Non-income producing security.
c	Investment in affiliated money market mutual fund.
d	Investment in Real Estate Investment Trust.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	27.5	Energy	7.3
Money Market Investments	20.8	Materials	4.2
Consumer Discretionary	18.8	Utilities	3.6
Technology	15.1	Consumer Staples	3.4
Industrial	11.0
Health Care	7.6		119.3

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF FINANCIAL FUTURES

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 9/30/2009 ($)

Russell 2000 Mini Index	77	4,643,100	December 2009	(82,835)

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $86,374,752)—Note 1(b):
Unaffiliated issuers	414,292,009	451,388,705
Affiliated issuers	95,397,714	95,397,714
Cash		422,552
Due to Broker		308,000
Receivable for investment securities sold		4,277,089
Dividends and interest receivable		525,770
Receivable for shares of Beneficial Interest subscribed		34,582
		552,354,412
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		359,790
Liability for securities on loan—Note 1(b)		89,959,065
Payable for investment securities purchased		3,023,495
Payable for shares of Beneficial Interest redeemed		343,684
Payable for futures variation margin—Note 4		29,260
Accrued expenses		140,489
		93,855,783
Net Assets ($)		458,498,629
Composition of Net Assets ($):
Paid-in capital		562,201,720
Accumulated undistributed investment income—net		530,940
Accumulated net realized gain (loss) on investments		(141,247,892)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($82,835) net unrealized
(depreciation) on financial futures]		37,013,861
Net Assets ($)		458,498,629
Class I Shares Outstanding[a]
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		24,724,622
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		18.54

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended September 30, 2009

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,675,172
Affiliated issuers	25,797
Income from securities lending—Note 1(b)	657,448
Total Income	6,358,417
Expenses:
Investment advisory fee—Note 3(a)	2,941,712
Shareholder servicing costs—Note 3(b)	171,819
Prospectus and shareholders’ reports	130,801
Professional fees	108,704
Custodian fees—Note 3(b)	107,115
Accounting and administration fees—Note 3(a)	45,000
Trustees’ fees and expenses—Note 3(c)	42,449
Registration fees	24,986
Loan commitment fees—Note 2	4,468
Miscellaneous	5,150
Total Expenses	3,582,204
Less—reduction in fees due to
earnings credits—Note 1(b)	(2,103)
Net Expenses	3,580,101
Investment Income—Net	2,778,316
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(101,877,884)
Net realized gain (loss) on financial futures	220,129
Net Realized Gain (Loss)	(101,657,755)
Net unrealized appreciation (depreciation) on investments [including
($82,835) net unrealized (depreciation) on financial futures]	65,039,732
Net Realized and Unrealized Gain (Loss) on Investments	(36,618,023)
Net (Decrease) in Net Assets Resulting from Operations	(33,839,707)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2009[a]	2008
Operations ($):
Investment income—net	2,778,316	5,430,317
Net realized gain (loss) on investments	(101,657,755)	(47,615,210)
Net unrealized appreciation
(depreciation) on investments	65,039,732	(75,258,363)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(33,839,707)	(117,443,256)
Dividends to Shareholders from ($):
Investment income—net	(2,759,107)	(5,742,158)
Net realized gain on investments	—	(44,868,181)
Total Dividends	(2,759,107)	(50,610,339)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	89,918,544	117,769,869
Dividends reinvested	1,989,473	35,454,052
Cost of shares redeemed	(101,183,732)	(310,753,797)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(9,275,715)	(157,529,876)
Total Increase (Decrease) in Net Assets	(45,874,529)	(325,583,471)
Net Assets ($):
Beginning of Period	504,373,158	829,956,629
End of Period	458,498,629	504,373,158
Undistributed investment income—net	530,940	564,966
Capital Share Transactions (Shares):
Shares sold	6,042,574	5,531,668
Shares issued for dividends reinvested	143,192	1,645,174
Shares redeemed	(6,875,106)	(14,613,617)
Net Increase (Decrease) in Shares Outstanding	(689,340)	(7,436,775)

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	19.85	25.26	23.70	22.55	21.91
Investment Operations:
Investment income—net[b]	.11	.18	.16	.09	.02
Net realized and unrealized
gain (loss) on investments	(1.31)	(3.95)	2.48	2.58	4.29
Total from Investment Operations	(1.20)	(3.77)	2.64	2.67	4.31
Distributions:
Dividends from investment income—net	(.11)	(.19)	(.09)	(.03)	—
Dividends from net realized
gain on investments	—	(1.45)	(.99)	(1.49)	(3.67)
Total Distributions	(.11)	(1.64)	(1.08)	(1.52)	(3.67)
Net asset value, end of period	18.54	19.85	25.26	23.70	22.55
Total Return (%)	(5.83)	(15.38)	11.18	12.42	21.34
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	.93	.90[d]	.94[d]	1.05[d]
Ratio of net expenses
to average net assets	.97[c]	.93	.90[d]	.94[d]	1.05[d]
Ratio of net investment income
to average net assets	.76	.85	.61	.40	.08
Portfolio Turnover Rate	82.04	73	67[e]	60[e]	70[e]
Net Assets, end of period ($ x 1,000)	458,499	504,373	829,957	539,560	189,647

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.
d	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2005-2006, the ratios includes the fund’s share of the The Boston Company Small Cap Value Portfolio’s (the “Portfolio”) allocated expenses.
e	On September 19, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents combined activity of the fund and the Portfolio for the year ended September 30, 2007.
The amounts shown for 2005-2006 are the ratios for the Portfolio.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small CapValue Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective seeks long-term growth of capital. Prior to December 1, 2008, The Boston Company Asset Management LLC., a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment advisor. After December 1 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager is the distributor of the fund’s shares, which are sold without a sales charge.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company Small CapValue Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Small Cap Value Fund,” respectively.

The Board of Trustees approved, effective September 1, 2009, the fund’s shares were redesignated as Class I shares. Class I shares are sold at net asset value per share only to institutional investors.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securi-

20

ties and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	448,015,937	—	—	448,015,937
Equity Securities—
Foreign†	3,372,768	—	—	3,372,768
Mutual Funds	95,397,714	—	—	95,397,714
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	(82,835)	—	—	(82,835)

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represents unrealized appreciation (depreciation), or in the case of options, market value at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Private Investment Fund ($)†††
Balance as of 9/30/2008	34,620,758
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(34,620,758)
Transfers in and/or out of Level 3	—
Balance as of 9/30/2009	—

††† Investment in BlackRock Cash Strategies Fund LLC. See Note 1(b).

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

22

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2009,The Bank of New York Mellon earned $219,149 from lending fund portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through January 22, 2009, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).The Board of Trustees approved effective on or about January 1, 2010, the fund to pay dividends from investment income-net annually. To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

24

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $322,701, accumulated capital losses $61,534,792 and unrealized appreciation $32,926,445. In addition, the fund had $75,417,445 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008 were as follows: ordinary income $2,759,107 and $16,161,957 and long-term capital gains $0 and $34,448,382, respectively.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, limited partnerships and recognition of book to tax difference resulting from prior year fund restructure, the fund decreased accumulated undistributed investment income-net by $53,235, increased accumulated net realized gain (loss) on investments by $2,844,481 and decreased paid-in capital by $2,791,246. Net assets and net asset value per share were not affected by this reclassification.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

Prior to September 24, 2009, theTrust entered into two separate agreements with The Bank of New York Mellon, that enable the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit (collectively, the “Prior Facilities”). Effective September 24, 2009, the fund began participating, with other Dreyfus-managed funds, in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility and, collectively, the “Current Facilities”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the amount of the Citibank, N.A. Facility changed from $145 million to $215 million.The fund has agreed to pay its pro rata portion of facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2009, the fund did not borrow under the Prior Facilities or the Current Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .80% of the fund’s average daily net assets and is payable monthly. The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant

26

to this agreement, the fund was charged $45,000 for the period ended September 30, 2009 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009, the fund was charged $19,600 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2009, the fund was charged $1,983 pursuant to the cash management agreements. These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $107,115 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $299,670, custodian fees $37,206, chief compliance officer fees $3,341 and transfer agency per account fees $19,573.

(c) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus /Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”), Dreyfus Funds, Inc., and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, Dreyfus Funds, Inc., the Trust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Funds, Inc., the Trust and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(d) Prior to December 1, 2008, at which time the fee was eliminated, a 2% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. From October 1, 2008 to November 30, 2008, redemption fees charged and retained by the fund amounted to $15,900. The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2009, amounted to $308,617,186 and $308,380,261, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at

28

fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

During the period ended September 30, 2009, the average market value of equity futures contracts was $357,162, which represented .1% of average net assets.

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at September 30, 2009, are set forth in the Statement of Financial Futures.

At September 30, 2009, the cost of investments for federal income tax purposes was $513,859,974; accordingly, accumulated net unrealized appreciation on investments was $32,926,445, consisting of $65,685,889 gross unrealized appreciation and $32,759,444 gross unrealized depreciation.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the fund’s past two fiscal years and any subsequent interim period: (i) no report on the fund’s financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus/The Boston Company Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small CapValue Fund (the “Fund”) (formerly The Boston Company Small Cap Value Fund), a series of Dreyfus Investment Funds (formerly Mellon Institutional Funds), including the statement of investments as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2008 and the financial highlights for each of the years in the four-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Value Fund as of September 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York November 24, 2009

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended September 30, 2009 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,253,043 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

32

The Fund 33

34

The Fund 35

36

For More Information

Ticker Symbol: STSVX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

ANNUAL REPORT September 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this annual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices.These indicators continue to help fuel a sustained rally among domestic and international stocks, many of which hit 52-week lows back in March. Since then, the best returns were generated by the most beaten-down securities and by smaller-cap securities. Momentum may keep these stocks rallying for a time, but the fundamental case for future gains seems to depend on an actual acceleration of economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals of individual companies and industry groups, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class I shares produced a total return of –7.27%.1 Between their inception on March 31, 2009, and September 30, 2009, the fund’s Class A and Class C shares returned 31.99% and 31.39%, respectively.1 In comparison, the fund’s benchmark, the Russell 2500 Growth Index (the “Index”), produced a total return of –3.08% for the 12-month period and 42.70% for the six-month period.2

After suffering steep declines stemming from a global financial crisis and recession, small- and midcap stocks reversed course in mid-March, as renewed economic optimism fueled a market rally through the reporting period’s end. The fund produced lower returns than its benchmark, mainly due to its bias toward higher-quality companies at a time when lower-quality stocks led the market.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and midcap U.S. companies with market capitalizations, at the time of purchase, equal to or less than the total market capitalization of the largest company in the Index.When choosing stocks, we seek to identify high-quality small-cap and midcap companies with rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Stocks Rallied in 2009 from Multi-Year Lows

The reporting period opened in the midst of a severe recession characterized by rising unemployment, plummeting housing values and depressed consumer sentiment.The economic downturn was intensi-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

fied by a financial crisis that nearly led to the collapse of the global banking system. Consequently, investors favored the stocks of traditionally defensive market sectors and companies during the worst of the downturn. However, in early March, evidence of stabilization in the credit markets and economy buoyed investor sentiment. Bargain-hunting investors quickly regained their appetites for risk, and they began to flock toward the lower-quality, beaten-down stocks they previously had avoided.

Quality Bias Undermined Performance

Although the fund held up relatively well compared to its benchmark during the worst of the downturn, we remained resolute in our focus on higher-quality companies with positive cash flows, healthy balance sheets and solid business franchises. Because many of the benchmark’s stronger performers during the 2009 rally did not meet our investment criteria, the fund’s returns, trailed its benchmark for the reporting period overall.

In addition, the traditionally defensive health care sector suffered due to uncertainty surrounding government health care reform legislation, and cash-strapped consumers found ways to reduce health care costs, including postponing elective procedures. In light of these headwinds, the fund’s health care holdings weighed on its performance. Biotechnology firms Myriad Genetics, Onyx Pharmaceuticals, OSI Pharmaceuticals and BioMarin Pharmaceutical detracted from returns during the volatile reporting period, as did equipment suppliers Conmed, Haemonetics, IMMUNOCORP and Wright Medical. Negative industry trends also punished the stocks of lifesciences tools companies Covance,PAREXEL International and Thermo Fisher Scientific.

Within the volatile financials sector, overweighted exposure to insurance companies RLI Corp. and Tower Group detracted from performance when investors questioned the firms’ investment portfolios. An increase in the fund’s exposure to the stronger-performing information technology sector proved too late to fully capture the segment’s advance.The fund also encountered disappointments in software developers Concur Technologies, which underperformed when it missed earnings targets, and Sybase, whose stock climbed less robustly than sector averages. Semiconductor makers ON Semiconductor Corp., FormFactor and Microsemi also disappointed amid sluggish consumer and business spending.

4

The fund achieved better relative results through an overweighted position in the energy sector. In addition, strong stock selections included exploration-and-production firms CNX Gas Corp., Continental Resources and Plains Exploration & Production. Rising oil prices in 2009 also benefited equipment provider Dril-Quip, while timely sales in FMC Technologies, and Natco Group limited declines helping to outperform the segment overall. In the telecommunications services sector, an underweighted position and strong stock selections boosted the fund’s performance. Successes included fiber optics network provider Abovenet, which reported strong quarterly financial results.

Focusing on High-Quality Growth Stocks

We have continued to favor information technology companies due to their economic sensitivity and the prospect of robust demand from companies that have postponed upgrades to their systems.We continue to watch the growth potential of certain insurers in the financials sector. Conversely, the fund has maintained underweighted exposure to the industrials sector, which may have rallied too strongly, and the consumer discretionary sector, where we have not yet seen signs of stabilization in consumer spending. Regardless of the market’s direction, we intend to remain steadfast in our investment approach, focusing on higher-quality companies with strong growth prospects and attractive valuations.

October 15, 2009

Effective 3/31/2009, the fund adopted a multiple class structure.The fund’s existing shares were reclassified as Class I shares and Class A and Class C have been added.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure for Class C shares provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, the fund’s Class C return would have been lower.This waiver is voluntary and may be terminated or changed at any time.
2	SOURCE: LIPPER INC. — The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the
Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small/Mid
Cap Growth Fund on 9/30/99 to a $10,000 investment made in the Russell 2500 Growth Index and the Russell
2000 Growth Index on that date. All dividends and capital gain distributions are reinvested.
Effective on December 1, 2008,The Dreyfus Corporation became the fund’s investment adviser and the fund’s name changed from The Boston Company Small/Mid Cap Growth Fund to Dreyfus/The Boston Company Small/Mid
Cap Growth Fund.The fund is a series of Dreyfus Investment Funds (prior to December 1, 2008, Mellon Institutional
Funds Investment Trust).
Effective on March 31, 2009, Dreyfus/The Boston Company Small/Mid Cap Growth Fund implemented a multi-
class structure. Existing shares were re-designated as Class I shares and Class A and Class C shares were adopted.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class I shares.
Performance for Class A and Class C shares will vary from the performance of Class I shares shown above due to differences in charges and expenses.The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the indices potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/09

Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	–12.60%††	4.62%††	4.49%††
without sales charge	3/31/09	–7.27%††	5.87%††	5.11%††
Class C shares
with applicable redemption charge †	3/31/09	–8.61%††	5.77%††	5.06%††
without redemption	3/31/09	–7.69%††	5.77%††	5.06%††
Class I shares	1/1/88	–7.27%	5.87%	5.11%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for periods prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for that class.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from April 1, 2009 to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.27	$ 11.63	$ 5.18
Ending value (after expenses)	$1,319.90	$1,313.90	$1,319.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.33	$ 10.10	$ 4.51
Ending value (after expenses)	$1,018.80	$1,015.04	$1,020.61

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C and .89%
for Class I , multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS September 30, 2009

Common Stocks—97.5%	Shares	Value ($)
Consumer Discretionary—15.2%
Bed Bath & Beyond	22,260 [a,b]	835,640
Carter’s	61,500 [b]	1,642,050
Cato, Cl. A	38,950	790,296
Children’s Place Retail Stores	57,260 [b]	1,715,510
Choice Hotels International	28,280 [a]	878,377
Columbia Sportswear	40,130 [a]	1,651,751
GameStop, Cl. A	65,590 [b]	1,736,167
Gentex	60,580	857,207
Interactive Data	51,880	1,359,775
International Game Technology	59,830 [a]	1,285,148
ITT Educational Services	15,250 [a,b]	1,683,753
Jarden	38,590	1,083,221
Lions Gate Entertainment	244,788 [a,b]	1,507,894
Panera Bread, Cl. A	30,190 [a,b]	1,660,450
Papa John’s International	87,678 [b]	2,154,248
Pool	48,180 [a]	1,070,560
Urban Outfitters	27,410 [a,b]	826,960
WMS Industries	28,990 [a,b]	1,291,794
Wolverine World Wide	66,120	1,642,421
		25,673,222
Consumer Staples—4.3%
Alberto-Culver	46,150	1,277,432
Casey’s General Stores	27,020	847,888
Estee Lauder, Cl. A	56,060	2,078,705
Hain Celestial Group	39,720 [a,b]	761,432
Whole Foods Market	73,930 [a,b]	2,254,126
		7,219,583
Energy—7.0%
Arena Resources	35,200 [b]	1,249,600
CNX Gas	55,502 [a,b]	1,703,911
Concho Resources	51,120 [b]	1,856,678
Dril-Quip	32,930 [b]	1,634,645
Lufkin Industries	16,840	895,551
Plains Exploration & Production	85,100 [b]	2,353,866
Tidewater	46,440	2,186,860
		11,881,111

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Exchange Traded Funds—3.1%
iShares Russell 2000 Growth Index Fund	78,720 [a]	5,149,862
Financial—9.5%
Arch Capital Group	21,970 [b]	1,483,854
Jefferies Group	61,740 [a,b]	1,681,180
Knight Capital Group, Cl. A	119,080 [b]	2,589,990
MFA Financial	208,240 [d]	1,657,590
Plum Creek Timber	43,550 [a,d]	1,334,372
RLI	7,220 [a]	381,072
Tower Group	61,970	1,511,448
Validus Holdings	63,290	1,632,882
Westamerica Bancorporation	39,340 [a]	2,045,680
Willis Group Holdings	59,800	1,687,556
		16,005,624
Health Care—22.2%
Alexion Pharmaceuticals	27,370 [a,b]	1,219,060
Allscripts-Misys Healthcare Solutions	104,480 [a,b]	2,117,810
Alnylam Pharmaceuticals	34,693 [a,b]	786,837
AmerisourceBergen	74,550	1,668,429
Beckman Coulter	28,980	1,997,881
Bio-Rad Laboratories, Cl. A	14,980 [b]	1,376,362
Centene	45,210 [b]	856,277
Charles River Laboratories International	32,830 [a,b]	1,214,053
Chemed	18,240	800,554
Eclipsys	84,970 [b]	1,639,921
Emergency Medical Services, Cl. A	30,299 [b]	1,408,903
ev3	67,187 [b]	827,072
Exelixis	133,740 [b]	853,261
Haemonetics	19,340 [b]	1,085,361
Human Genome Sciences	83,570 [a,b]	1,572,787
MEDNAX	33,220 [b]	1,824,442
Nektar Therapeutics	84,530 [b]	823,322
NuVasive	36,980 [a,b]	1,544,285
Owens & Minor	20,070	908,168
PerkinElmer	66,810	1,285,424
PharMerica	31,562 [a,b]	586,106
PSS World Medical	63,450 [a,b]	1,385,114

10

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Resmed	26,210 [a,b]	1,184,692
SXC Health Solutions	33,990 [b]	1,590,392
Thermo Fisher Scientific	26,780 [b]	1,169,483
Thoratec	21,390 [a,b]	647,475
United Therapeutics	16,400 [a,b]	803,436
Universal Health Services, Cl. B	27,960	1,731,563
Vertex Pharmaceuticals	30,880 [b]	1,170,352
Volcano	80,243 [b]	1,349,687
		37,428,509
Industrial—10.6%
Applied Industrial Technologies	39,450	834,762
Barnes Group	81,490	1,392,664
Crane	33,090	854,053
EnerSys	71,850 [b]	1,589,322
Flowserve	14,380	1,417,005
GrafTech International	118,540 [b]	1,742,538
IDEX	45,380 [a]	1,268,371
Landstar System	88,700	3,375,922
MSC Industrial Direct, Cl. A	19,230 [a]	838,043
Mueller Industries	67,350	1,607,645
Old Dominion Freight Line	6,240 [a,b]	189,883
Pentair	55,150 [a]	1,628,028
Robert Half International	46,380	1,160,428
		17,898,664
Materials—1.6%
Aurizon Mines	153,350 [b]	668,606
H.B. Fuller	62,710	1,310,639
Packaging Corp. of America	38,810	791,724
		2,770,969
Technology—23.7%
ADTRAN	35,700	876,435
Atheros Communications	24,810 [a,b]	658,209
BMC Software	18,780 [b]	704,813
CACI International, Cl. A	33,440 [b]	1,580,709
Celestica	91,980 [b]	871,970
Citrix Systems	23,270 [a,b]	912,882

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Cogent	58,140 [b]	587,214
Coherent	53,580 [a,b]	1,249,486
CyberSource	44,850 [b]	747,649
F5 Networks	22,260 [b]	882,164
FEI	39,910 [b]	983,782
Genpact	186,380 [b]	2,292,474
International Rectifier	66,130 [b]	1,288,874
j2 Global Communications	41,670 [a,b]	958,827
Jabil Circuit	99,760	1,337,782
Lawson Software	192,500 [b]	1,201,200
LSI	366,920 [b]	2,014,391
Mentor Graphics	130,950 [b]	1,219,145
Metavante Technologies	37,484 [b]	1,292,448
MKS Instruments	107,590 [b]	2,075,411
Novatel Wireless	64,560 [a,b]	733,402
Novellus Systems	40,370 [b]	846,963
ON Semiconductor	147,680 [b]	1,218,360
PMC-Sierra	268,440 [b]	2,566,286
Polycom	96,230 [b]	2,574,153
Quality Systems	13,640 [a]	839,815
Quest Software	138,340 [b]	2,331,029
Rofin-Sinar Technologies	51,440 [b]	1,181,062
SkillSoft, ADR	95,740 [b]	919,104
Verigy	129,140 [a,b]	1,500,607
Vishay Intertechnology	196,390 [b]	1,551,481
		39,998,127
Telecommunications—.3%
Above Net	11,350 [a,b]	553,426
Total Common Stocks
(cost $141,304,963)		164,579,097

12

Other Investment—2.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,807,629)	4,807,629 [c]	4,807,629

Investment of Cash Collateral
for Securities Loaned—20.2%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $34,033,874)	34,033,874 [c]	34,033,874

Total Investments (cost $180,146,466)	120.5%	203,420,600
Liabilities, Less Cash and Receivables	(20.5%)	(34,590,004)
Net Assets	100.0%	168,830,596

ADR—American Depository Receipts

a All or a portion of these securities are on loan. At September 30, 2009, the total market value of the fund’s securities on loan is $32,814,561 and the total market value of the collateral held by the fund is $34,033,874.
b Non-income producing security.
c Investment in affiliated money market mutual fund.
d Investment in Real Estate Investment Trust.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	23.7	Energy	7.0
Money Market Investments	23.0	Consumer Staples	4.3
Health Care	22.2	Exchange Traded Funds	3.1
Consumer Discretionary	15.2	Materials	1.6
Industrial	10.6	Telecommunications	.3
Financial	9.5		120.5

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $32,814,561)—Note 1(b):
Unaffiliated issuers		141,304,963	164,579,097
Affiliated issuers		38,841,503	38,841,503
Cash			144,446
Receivable for investment securities sold			4,202,071
Receivable for shares of Beneficial Interest subscribed			482,726
Dividends and interest receivable			55,841
Prepaid expenses			4,515
			208,310,199
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			116,949
Liability for securities on loan—Note 1(b)			34,033,874
Payable for investment securities purchased			5,234,588
Payable for shares of Beneficial Interest redeemed			43,947
Accrued expenses			50,245
			39,479,603
Net Assets ($)			168,830,596
Composition of Net Assets ($):
Paid-in capital			171,029,793
Accumulated net realized gain (loss) on investments			(25,473,331)
Accumulated net unrealized appreciation
(depreciation) on investments			23,274,134
Net Assets ($)			168,830,596

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	186,012	13,212	168,631,372
Shares Outstanding	16,751	1,196	15,185,328
Net Asset Value Per Share ($)	11.10	11.05	11.10

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2009

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	874,293
Affiliated issuers	11,467
Income from securities lending—Note 1(b)	99,702
Total Income	985,462
Expenses:
Investment advisory fee—Note 3(a)	642,089
Custodian fees—Note 3(d)	75,301
Registration fees	62,124
Prospectus and shareholders’ reports	61,604
Professional fees	60,189
Accounting and administration fees—Note 3(a)	33,000
Shareholder servicing costs—Note 3(c,d)	28,063
Trustees’ fees and expenses—Note 3(e)	9,628
Loan commitment fees—Note 2	1,479
Distribution fees—Note 3(b)	44
Miscellaneous	22,227
Total Expenses	995,748
Less—reduction in expenses
due to undertaking—Note 3(a)	(13)
Less—reduction in fees due to
earnings credits—Note 1(b)	(569)
Net Expenses	995,166
Investment (Loss)—Net	(9,704)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(20,317,790)
Net realized gain (loss) on financial futures	336,533
Net Realized Gain (Loss)	(19,981,257)
Net unrealized appreciation (depreciation) on investments	27,751,645
Net Realized and Unrealized Gain (Loss) on Investments	7,770,388
Net Increase in Net Assets Resulting from Operations	7,760,684

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2009[a]	2008
Operations ($):
Investment (loss)—net	(9,704)	(77,773)
Net realized gain (loss) on investments	(19,981,257)	(3,875,369)
Net unrealized appreciation
(depreciation) on investments	27,751,645	(7,270,337)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,760,684	(11,223,479)
Dividends to Shareholders from ($):
Investment income—net
Class I Shares	—	(17,315)
Net realized gain on investments:
Class I Shares	—	(5,326,461)
Total Dividend	—	(5,343,776)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	157,650	94,722,212
Class C Shares	10,000	—
Class I Shares	97,319,239	—
Dividends Reinvested:
Class I Shares	—	5,250,865
Cost of shares redeemed:
Class I Shares	(26,684,215)	(15,570,888)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	70,802,674	84,402,189
Total Increase (Decrease) in Net Assets	78,563,358	67,834,934
Net Assets ($):
Beginning of Period	90,267,238	22,432,304
End of Period	168,830,596	90,267,238

16

	Year Ended September 30,
	2009[a]	2008
Capital Share Transactions:
Class A
Shares sold	16,751	—
Class C
Shares sold	1,196	—
Class I
Shares sold	10,482,193	7,051,939
Shares issued for dividends reinvested	—	371,086
Shares redeemed	(2,840,128)	(1,150,203)
Net Increase (Decrease) in Shares Outstanding	7,642,065	6,272,822

a	The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I and the fund commenced offering Class A and Class C shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30, 2009[a]
	Class A Shares	Class C Shares
Per Share Data ($):
Net asset value, beginning of period	8.36	8.36
Investment Operations:
Investment (loss)—net[b]	(.02)	(.06)
Net realized and unrealized
gain (loss) on investments	2.76	2.75
Total from Investment Operations	2.74	2.69
Net asset value, end of period	11.10	11.05
Total Return (%)[c,d]	32.78	32.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.26	2.16
Ratio of net expenses to average net assets[e]	1.25	2.00
Ratio of net investment (loss)
to average net assets[e]	(.37)	(1.20)
Portfolio Turnover Rate[f]	278.73	278.73
Net Assets, end of period ($ x 1,000)	186	13

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Represents portfolio turnover for the fund for the year.

See notes to financial statements.

18

		Year Ended September 30,
Class I Shares	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.97	17.66	14.92	13.84	11.26
Investment Operations:
Investment income (loss)—net[b]	(.00)[c]	(.02)	.01	(.02)	(.04)
Net realized and unrealized
gain (loss) on investments	(.87)	(1.93)[d]	3.74[d]	1.10	2.62
Total from Investment Operations	(.87)	(1.95)	3.75	1.08	2.58
Distributions:
Dividends from investment income—net	—	(.01)	—	—	—
Dividends from net realized gain on investments —		(3.73)	(1.01)	—	—
Total Distributions	—	(3.74)	(1.01)	—	—
Net asset value, end of period	11.10	11.97	17.66	14.92	13.84
Total Return (%)	(7.27)	(14.32)	26.31	7.80[e]	22.91
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	1.11	1.23	1.29	1.38
Ratio of net expenses
to average net assets	.93[f]	1.00	1.00	1.00	1.00
Ratio of net investment income
(loss) to average net assets	(.01)	(.15)	.07	(.16)	(.32)
Portfolio Turnover Rate	278.73	201	180	161	167
Net Assets, end of period ($ x 1,000)	168,631	90,267	22,432	20,389	19,709

a	The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Amounts include litigation proceeds received by the fund of $.01 for the year ended September 30, 2008 and $.19 for the year ended September 30, 2007.
e	For the year ended September 30, 2006, .03% of the fund’s return consisted of a payment by the advisor to compensate the fund for a trading error. Excluding this payment, total return was 7.77%.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. Prior to December 1, 2008,The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. Effective December 1, 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company Small/Mid Cap Growth Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Small/Mid Cap Growth Fund,” respectively.

The Board of Trustees approved, effective March 31, 2009, the implementation of a multiple class structure for the fund. On March 31, 2009, existing shares were redesignated as Class I shares and the fund added Class A and Class C shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares

20

redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of September 30, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 1,196 Class A and Class C shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

22

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	156,388,052	—	—	156,388,052
Equity Securities—
Foreign†	3,041,183	—	—	3,041,183
Mutual Funds/
Exchange
Traded Funds	43,991,365	—	—	43,991,365
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	—	—	—	—

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of the change in value of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Private Investment
Fund ($)†††
Balance as of 9/30/2008	243,478
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(243,478)
Transfers in and/or out of Level 3	—
Balance as of 9/30/2009	—

††† Investment in BlackRock Cash Strategies Fund LLC. See Note 1(b).

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result

24

of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2009, The Bank of New York Mellon earned $33,234 from lending fund portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Act. To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through January 22, 2009, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semian-nually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

of the Internal Revenue Code of 1986, as amended (the “Code”).The Board of Trustees approved, effective on or about January 1, 2010, the fund to pay dividends from investment income-net annually. To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $9,601,514 and unrealized appreciation $19,865,524. In addition, the fund had $12,463,207 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008 were as follows: ordinary income $0 and $3,337,115 and long-term capital gains $0 and $2,006,661, respectively.

26

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and net operating losses, the fund increased accumulated undistributed investment income-net by $9,704, increased accumulated net realized gain (loss) on investments by $42,685 and decreased paid-in capital by $52,389. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to September 24, 2009, the Trust had entered into two separate agreements withThe Bank of NewYork Mellon, that enabled the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit (collectively, the “Prior Facilities”). Effective September 24, 2009, the fund began participating, with other Dreyfus-managed funds, in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (each, a “Facility” and, collectively, the “Current Facilities”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the amount of the Citibank, N.A. Facility changed from $145 million to $215 million. The fund has agreed to pay its pro rata portion of facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2009, the fund did not borrow under the Prior Facilities or the Current Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund so that such expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees, acquired fund fees and extraordinary expenses) do not exceed 1.00% of the value of the fund’s average daily net assets.The expense limitation and waiver are voluntary, not contractual, and may be terminated at any time.The reduction in expenses, pursuant to the undertaking, amounted to $13 during the period ended September 30, 2009.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $33,000 for the period ended September 30, 2009 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2009, Class C shares were charged $44 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2009, Class A and Class C shares were charged $140 and $14, respectively, pursuant to the Shareholder Services Plan.

28

(d) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009 the fund was charged $7,408 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2009, the fund was charged $569 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $75,301 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $81,911, Rule 12b-1 distribution plan fees $8, shareholders service fees $40, custodian fees $30,872, chief compliance officer fees $3,341 and transfer agency per account fees $777.

(e) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting ofThe Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”), Dreyfus Funds, Inc. and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds, Dreyfus Funds, Inc., the Trust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds,The Dreyfus Funds, Inc., the Trust and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.

(g) Prior to December 1, 2008, at which time the fee was eliminated, a 2% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. From October 1, 2008 to November 30, 2008, there were no redemption fees charged and retained by the fund. The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2009, amounted to $363,276,378 and $293,668,339, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

30

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. At September 30, 2009, there were no open financial futures contracts outstanding.

At September 30, 2009, the cost of investments for federal income tax purposes was $183,555,076; accordingly, accumulated net unrealized appreciation on investments was $19,865,524, consisting of $24,459,388 gross unrealized appreciation and $4,593,864, gross unrealized depreciation.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the fund’s past two fiscal years and any subsequent interim period: (i) no report on the fund’s financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following.

At a meeting held on October 28-29, 2009, the Board of Trustees of Dreyfus Investment Funds, on behalf of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Acquiring Fund”), and the Board of Directors of Dreyfus Funds, Inc., on behalf of Dreyfus Discovery Fund (the “Fund”), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the “Exchange”).The Acquiring Fund shares will then be distributed to the Fund’s shareholders on a pro rata basis in liquidation of the Fund. Fund shareholders will receive shares of the corresponding class of the Acquiring Fund in the Exchange, with holders of Class B and F shares of the Fund receiving Class A shares of the Acquiring Fund.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Large Cap Core Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Fund”) (formerly The Boston Company Small/Mid Cap Growth Fund), a series of Dreyfus Investment Funds (formerly Mellon Institutional Funds), including the statement of investments as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2008 and the financial highlights for each of the years in the four-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management,as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small/Mid Cap Growth Fund as of September 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York November 24, 2009

The Fund 33

34

The Fund 35

36

The Fund 37

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus/Standish Intermediate Tax Exempt Bond Fund

ANNUAL REPORT September 30, 2009

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
27	Notes to Financial Statements
38	Report of Independent Registered
Public Accounting Firm
39	Important Tax Information
40	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus/Standish Intermediate Tax Exempt Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Standish Intermediate Tax Exempt Bond Fund, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner.Along with favorable supply-and-demand factors and stimulus from the U.S government’s American Recovery and Reinvestment Act of 2009, municipal bonds have enjoyed an impressive rally since the credit crisis began last year. But as momentum may keep these securities rallying over the near term, only time will tell whether the fiscal situations of many state and local municipalities can maintain adequate credit fundamentals during what many believe will be a long recovery phase.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by Christine Todd, CFA, and Steven Harvey, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus/Standish Intermediate Tax Exempt Bond Fund’s Class I shares produced a total return of 11.73%.1 On March 31, 2009, the fund also began offering Class A and Class C shares, which returned 8.32% and 7.92%, respectively, for the six-month period ended September 30, 2009. In comparison, the fund’s benchmark, the Barclays Capital 3-, 5, 7-, 10-Year Municipal Bond Index (the “Index”), provided a total return of 11.40% for the 12-month reporting period and 5.13% for the six-month period.2

After suffering steep declines amid a global financial crisis and recession during the fall of 2008, the municipal bond market rallied over the first nine months of 2009 as credit markets and economic conditions stabilized. Municipal bonds also were positively influenced by favorable supply-and-demand factors. The fund produced higher returns than the Index, primarily due to the success of our security selection strategy.

The Fund’s Investment Approach

The fund seeks to provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital. To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal personal income tax.

The fund invests exclusively in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by Dreyfus, with an emphasis on high grade securities.3 The dollar-weighted average effective maturity of the fund’s portfolio generally will be between three and 10 years, but the fund may invest in individual securities of any maturity.We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values.

Municipal Bonds Lifted by Improving Sentiment

After enduring months of extreme volatility in late 2008 when a global financial crisis nearly caused the collapse of the worldwide banking system, municipal bonds rallied in 2009 as credit markets stabilized and investor sentiment improved. The bond market also was supported by signs that the most severe recession since the 1930s was decelerating. Although the market rebound was less pronounced among short-term municipal bonds due to historically low short-term interest rates, intermediate-term securities participated in the benefits of the market rally and prices rose as interest rates declined.

In addition, municipal bond prices responded positively to supply-and-demand factors, as the U.S. government enacted the Build America Bonds program—part of a massive economic stimulus package—which diverted a significant portion of new issuance to the taxable bond market. Meanwhile, investor demand remained robust from investors concerned about higher taxes, volatile stock prices and record low yields on U.S. government securities.

Security Selection Strategy Supported Fund Returns

Once investors regained confidence that Washington would not allow the largest financial institutions to fail, they gravitated away from lower-yielding government and money market securities, and into securities with higher income characteristics. In the municipal mar-kets,Treasury-backed pre-refunded securities lagged, while other more income-oriented sectors benefited.

The fund received particularly strong contributions to relative performance from bonds backed by revenues from municipal projects—such as water, sewer and transportation facilities—which we favored over locally issued general obligation bonds backed by non-dedicated tax revenues.The fund also benefited from an underweighted position in escrowed bonds for which money has been set aside for redemption at the earliest available opportunity. The fund’s holdings of corporate-backed municipal bonds also fared relatively well as investors sought competitive yields from tax-exempt securities issued on behalf of housing projects, hospitals, airports and the states’ settlement of litigation with U.S. tobacco companies.

When making new purchases, we focused primarily on investment-grade bonds with maturities in the 12- to 15-year range. During the reporting period, we found especially attractive opportunities for current income in states such as California and Texas, as well as the U.S. territory Puerto Rico.

Market Conditions Currently Appear Favorable

Despite the sustained rally of the municipal bond market, tax-exempt yields generally remained attractive relative to the taxable yields of U.S. Treasury securities as of the reporting period’s end. In addition, we expect demand for intermediate-term municipal bonds to stay robust as long as yields of U.S.Treasury securities hover near historical lows and investors remain concerned about volatility in the stock market and the possibility of higher income taxes.We expect these factors to support municipal bond prices within a relatively narrow range over the foreseeable future.

October 15, 2009

1	Total returns include reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital 3-, 5-, 7-, 10-Year Municipal Bond Index, an equal- weighted composite of the Barclays Capital 3-Year, 5-Year, 7-Year and 10-Year Municipal Bond indices, each of which is a broad measure of the performance of investment-grade, fixed-rate municipal bonds.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Fund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/Standish Intermediate Tax
Exempt Bond Fund on 9/30/99 to a $10,000 investment made in the Barclays Capital 3-, 5-, 7-, 10-Year
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Effective on December 1, 2008,The Dreyfus Corporation became the fund’s investment adviser and the fund’s name changed from Standish Intermediate Tax Exempt Bond Fund to Dreyfus/Standish Intermediate Tax Exempt Bond
Fund.The fund is a series of Dreyfus Investment Funds (prior to December 1, 2008, Mellon Institutional Funds
Investment Trust).
Effective on March 31, 2009, Dreyfus/Standish Intermediate Tax Exempt Bond Fund implemented a multi-class structure. Existing shares were re-designated as Class I shares and Class A and Class C shares were adopted.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class I shares.
Performance for Class A and Class C shares will vary from the performance of Class I shares shown above due to differences in charges and expenses.The Index is an equal-weighted composite of the Barclays Capital 3-Year, 5-Year, 7
Year, and 10-Year Municipal Bond indices, each of which is a broad measure of the performance of investment grade, fixed-rate municipal bonds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/09

Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	3/31/09	6.53%††	3.11%††	4.36%††
without sales charge	3/31/09	11.53%††	4.06%††	4.84%††
Class C shares
with applicable redemption charge †	3/31/09	10.12%††	3.99%††	4.80%††
without redemption	3/31/09	11.12%††	3.99%††	4.80%††
Class I shares	11/2/92	11.73%	4.10%	4.86%

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish IntermediateTax Exempt Bond Fund from April 1, 2009 to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 4.17	$ 8.07	$ 2.35
Ending value (after expenses)	$1,081.00	$1,077.00	$1,082.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 4.05	$ 7.84	$ 2.28
Ending value (after expenses)	$1,021.06	$1,017.30	$1,022.81

† Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.55% for Class C and .45%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
September 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.3%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.1%
Birmingham Water Works Board,
Water Revenue (Insured;
Assured Guaranty)	5.00	1/1/17	1,000,000	1,142,750
Alaska—1.0%
Alaska Student Loan Corporation,
Education Loan Revenue	5.25	6/1/14	1,000,000	1,082,170
California—10.7%
California,
GO	5.00	10/1/11	70,000	72,540
California,
GO (Insured; AMBAC)	6.00	4/1/16	1,000,000	1,181,740
California,
GO (Insured; AMBAC)	6.00	2/1/17	1,000,000	1,182,390
California Housing Finance Agency,
Home Mortgage Revenue	4.60	2/1/41	1,500,000	1,218,090
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; FSA)	5.13	8/1/18	1,250,000	1,232,987
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/14	1,000,000	1,119,640
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	5.00	6/1/20	500,000	500,845
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	0/4.60	6/1/23	750,000 [a]	642,165
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	1,130,000	1,047,860
Sacramento County,
Airport System Senior Revenue	5.00	7/1/22	1,275,000	1,396,393

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	4.75	6/1/25	820,000	776,515
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.00	1/1/18	1,000,000	1,108,170
Colorado—3.9%
Colorado Housing and Finance
Authority, Single Family Program
Senior and Subordinate Bonds	6.80	2/1/31	1,050,000	1,096,945
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	780,000	829,046
Platte River Power Authority,
Power Revenue (Insured; FSA)	5.00	6/1/13	2,000,000 [b]	2,259,920
District of Columbia—.0%
District of Columbia,
GO (Insured; National Public
Finance Guarantee Corp.)	5.75	6/1/10	10,000	10,351
Florida—10.3%
Broward County School Board,
COP (Master Lease Purchase
Agreement) (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/13	1,000,000	1,097,450
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/14	1,000,000	1,067,100
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/15	2,000,000	2,138,420
Florida Housing Finance
Corporation, Homeowner
Mortgage Revenue (Insured; FSA)	5.75	1/1/17	10,000	10,139

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.25	7/1/12	1,000,000	1,081,420
Hillsborough County,
Capacity Assessment Special
Assessment Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	3/1/13	1,000,000	1,061,640
Miami-Dade County,
Water and Sewer System
Revenue (Insured; FSA)	5.25	10/1/19	3,000,000	3,493,560
Pasco County,
Solid Waste Disposal and
Resource Recovery System
Revenue (Insured; AMBAC)	6.00	4/1/10	1,000,000	1,024,940
Georgia—1.1%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/20	1,000,000	1,143,180
Hawaii—2.0%
Hawaii,
Harbor System Revenue
(Insured; FSA)	5.00	1/1/14	1,000,000	1,078,010
Honolulu City and County Board of
Water Supply, Water System
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/14	1,000,000	1,073,480
Illinois—4.2%
Bourbonnais,
Industrial Project Revenue
(Olivet Nazarene University
Project) (Insured; Radian)	5.00	11/1/15	1,000,000	1,062,950
Chicago,
GO (Insured; FSA)	5.50	1/1/19	2,000,000	2,417,440
Cook County Community High
School District Number 219,
GO School Bonds
(Insured; FGIC)	7.88	12/1/14	100,000	130,582
Cook County Community High School
District Number 219, GO School
Bonds (Insured; National
Public Finance Guarantee Corp.)	7.88	12/1/14	650,000	831,701

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Indiana—.5%
Indiana Health Facility Financing
Authority, Revenue (Ascension
Health Subordinate Credit Group)	5.00	11/1/11	500,000	536,905
Louisiana—1.9%
Louisiana Citizens Property
Insurance Corporation,
Assessment Revenue
(Insured; AMBAC)	5.25	6/1/10	2,000,000	2,034,500
Maryland—1.1%
Anne Arundel County,
GO	5.00	3/1/13	1,000,000	1,127,720
Massachusetts—3.0%
Massachusetts,
GO (Consolidated Loan)
(Insured; FSA) (Prerefunded)	5.00	3/1/15	1,000,000 [c]	1,168,170
Massachusetts Health and Educational
Facilities Authority, Revenue
(Lahey Clinic Medical Center
Issue) (Insured; National Public
Finance Guarantee Corp.)	5.00	8/15/14	1,000,000	1,060,350
Massachusetts Housing Finance
Agency, Housing Revenue	3.90	12/1/17	1,000,000	999,980
Michigan—3.1%
Detroit,
Sewage Disposal System Second
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/13	1,000,000	1,084,500
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; FSA)	5.25	7/1/19	1,000,000	1,112,880
Detroit School District,
School Building and Site
Improvement Bonds (Insured; FSA)	5.00	5/1/14	1,000,000	1,107,390

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Missouri—1.0%
Saint Louis Board of Education,
GO (Missouri Direct Deposit
Program) (Prerefunded)	5.25	4/1/12	1,000,000 [c]	1,105,440
New Jersey—1.3%
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.00	12/15/16	1,000,000	1,136,720
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	225,000	212,236
New Mexico—.4%
Jicarilla,
Apache Nation Revenue	5.00	9/1/13	440,000	473,062
New York—9.6%
Metropolitan Transportation Authority,
Transportation Revenue	5.25	11/15/14	1,000,000	1,134,880
Nassau County,
General Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.)	6.00	7/1/10	25,000	25,955
New York City Industrial
Development Agency,
Special Facility Revenue
(Terminal One Group
Association, L.P. Project)	5.50	1/1/14	1,000,000	1,063,690
New York City Municipal
Water Finance Authority,
Water and Sewer
System Second General
Resolution Revenue	5.00	6/15/19	3,000,000	3,505,530
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	11/1/17	2,000,000	2,359,160

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory
Authority, Third General
Resolution Revenue (State
University Educational
Facilities Issue)	5.25	5/15/12	1,000,000	1,080,040
Port Authority of New York and
New Jersey (Consolidated Bonds,
139th Series) (Insured;
National Public Finance
Guarantee Corp.)	5.00	10/1/13	1,000,000	1,096,860
North Carolina—1.2%
Raleigh-Durham Airport Authority,
Airport Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	5/1/14	1,190,000	1,295,339
Ohio—3.0%
Cleveland,
Waterworks Improvement First
Mortgage Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	1/1/13	1,500,000	1,571,385
Franklin County,
Revenue (Trinity Health
Credit Group)	5.00	6/1/14	1,340,000	1,483,621
Ohio Housing Finance Agency,
Residential Mortgage Revenue
(Mortgage-Backed Securities
Program) (Collateralized; GNMA)	5.35	9/1/18	135,000	138,023
Pennsylvania—2.1%
Pennsylvania,
GO (Insured; FSA)	5.00	9/1/15	1,000,000	1,147,960
Pennsylvania Intergovernmental
Cooperation Authority, Special
Tax Revenue (City of
Philadelphia Funding Program)	5.00	6/15/17	1,000,000	1,150,490

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Rhode Island—.1%
Rhode Island Housing and
Mortgage Finance
Corporation, Homeownership
Opportunity Bonds	4.95	10/1/16	110,000	110,124
Texas—19.9%
Austin Independent School
District, Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.00	8/1/16	1,000,000	1,175,600
Cypress-Fairbanks Independent
School District, Unlimited Tax
Bonds (Permanent School Fund
Guarantee Program)	5.00	2/15/16	1,135,000	1,327,451
Dallas Independent School District,
Unlimited Tax School Building
Bonds (Permament School Fund
Guarantee Program)	5.25	2/15/16	3,000,000	3,549,240
Fort Bend County,
Limited Tax Bonds (Insured;
National Public Finance
Guarantee Corp.)	5.00	3/1/14	1,000,000	1,137,170
Harris County Health Facilities
Development Corporation, HR
(Memorial Hospital System
Project) (Insured; National
Public Finance Guarantee Corp.)	6.00	6/1/13	1,000,000	1,077,040
Lubbock County,
GO (Insured; FSA)	4.50	2/15/21	1,000,000	1,082,790
Magnolia Independent School
District, Unlimited Tax
Schoolhouse Bonds (Permanent
School Fund Guarantee Program)	5.00	8/15/18	1,000,000	1,167,560
Midlothian Development Authority,
Tax Increment Contract Revenue
(Insured; Radian)	5.00	11/15/13	530,000	555,906

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Pasadena Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/15	1,360,000	1,576,689
SA Energy Acquisition Public
Facility Corporation,
Gas Supply Revenue	5.25	8/1/14	590,000	630,663
San Antonio,
Airport System Revenue
(Insured; FSA)	5.00	7/1/13	1,000,000	1,074,670
San Antonio,
General Improvement Bonds	5.00	2/1/15	1,000,000	1,157,950
San Manuel Entertainment
Authority, Public
Improvement Revenue	4.50	12/1/16	1,000,000	831,440
Spring Independent School
District, Unlimited Tax
Schoolhouse Bonds (Permanent
School Fund Guarantee Program)	5.00	8/15/21	1,000,000	1,158,000
Stafford Economic Development
Corporation, Sales Tax Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.00	9/1/15	525,000	615,731
Texas,
GO (College Student Loan)	5.00	8/1/17	1,000,000	1,080,550
Texas Municipal Gas Acquisition
and Supply Corporation I, Gas
Supply Revenue	5.00	12/15/11	1,000,000	1,031,840
Texas Municipal Power Agency,
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	9/1/16	10,000 [d]	8,399
Texas Transportation Commission,
State Highway Fund
First Tier Revenue	5.00	4/1/16	1,000,000	1,173,090

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Utah—1.1%
Intermountain Power Agency,
Power Supply Revenue (Insured;
National Public Finance
Guarantee Corp.)	6.50	7/1/10	1,000,000	1,041,860
Utah Housing Finance Agency,
SMFR (Collateralized; FHA)	5.40	7/1/20	95,000	95,207
Washington—4.1%
Energy Northwest,
Electric Revenue (Columbia
Generating Station)	5.50	7/1/15	1,000,000	1,183,300
Energy Northwest,
Electric Revenue (Project Three)	5.00	7/1/15	1,000,000	1,156,340
NJB Properties,
LR (King County,
Washington Project)	5.00	12/1/14	1,000,000	1,152,240
Tobacco Settlement Authority,
Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/26	830,000	850,850
Wisconsin—.0%
Wisconsin,
Transportation Revenue	5.50	7/1/10	15,000	15,576
Wyoming—1.0%
Wyoming Community
Development Authority,
Housing Revenue	5.50	12/1/17	1,000,000	1,066,890
U.S. Related—8.6%
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; XLCA)	5.50	7/1/16	500,000	548,460
Puerto Rico Government
Development Bank, Senior Notes	5.25	1/1/15	600,000	643,992
Puerto Rico Government
Development Bank, Senior Notes	5.00	12/1/15	1,000,000	1,048,230

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Highways and
Transportation Authority,
Highway Revenue	5.00	7/1/16	1,000,000	1,045,050
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	5.00	7/1/12	1,000,000	1,025,760
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	5.75	7/1/16	2,000,000	2,148,860
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	5.25	7/1/17	1,000,000	1,043,240
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.50	8/1/22	1,500,000	1,683,345
Total Long-Term Municipal Investments
(cost $99,897,716)				104,096,418

Short-Term Municipal
Investment—.3%
Wells Fargo National Tax-Free
Money Market Fund
(cost $298,676)	0.23	10/1/09	298,676	298,676

Total Investments (cost $100,196,392)			97.6%	104,395,094
Cash and Receivables (Net)			2.4%	2,575,920
Net Assets			100.0%	106,971,014

a	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b	Denotes all or part of security segregated as collateral for delayed securities, futures and swaps contracts.
c	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d	Security issued with a zero coupon. Income is recognized through the accretion of discount.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	37.9
AA		Aa		AA	24.6
A		A		A	24.0
BBB		Baa		BBB	11.8
Not Rated[e]		Not Rated[e]		Not Rated[e]	1.7
					100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		100,196,392	104,395,094
Cash			299,566
Interest receivable			1,391,401
Receivable for shares of Beneficial Interest subscribed			1,011,619
Prepaid expenses			27,404
			107,125,084
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			45,910
Payable for shares of Beneficial Interest redeemed			59,041
Accrued expenses			49,119
			154,070
Net Assets ($)			106,971,014
Composition of Net Assets ($):
Paid-in capital			102,995,046
Accumulated net realized gain (loss) on investments			(222,734)
Accumulated net unrealized appreciation
(depreciation) on investments			4,198,702
Net Assets ($)			106,971,014

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	55,288	15,694	106,900,032
Shares Outstanding	2,463	699	4,760,649
Net Asset Value Per Share ($)	22.45	22.45	22.45

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS
Year Ended September 30, 2009

Investment Income ($):
Interest Income	4,740,008
Expenses:
Investment advisory fee—Note 3(a)	454,114
Accounting and administration fees—Note 3(a)	45,000
Custodian fees—Note 3(d)	39,772
Auditing fees	38,836
Registration fees	37,423
Legal fees	35,778
Shareholder servicing costs—Note 3(c,d)	35,043
Prospectus and shareholders’ reports	18,198
Trustees’ fees and expenses—Note 3(e)	11,810
Loan commitment fees—Note 2	954
Distribution fees—Note 3(b)	40
Miscellaneous	41,886
Total Expenses	758,854
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(248,222)
Less—reduction in fees due to
earnings credits—Note 1(b)	(391)
Net Expenses	510,241
Investment Income—Net	4,229,767
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	68,107
Net unrealized appreciation (depreciation) on investments	7,878,961
Net Realized and Unrealized Gain (Loss) on Investments	7,947,068
Net Increase in Net Assets Resulting from Operations	12,176,835

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2009[a]	2008
Operations ($):
Investment income—net	4,229,767	6,744,730
Net realized gain (loss) on investments	68,107	(49,260)
Net unrealized appreciation
(depreciation) on investments	7,878,961	(4,510,206)
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,176,835	2,185,264
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(289)	—
Class C Shares	(136)	—
Class I Shares	(4,215,271)	(6,744,730)
Total Dividends	(4,215,696)	(6,744,730)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	53,763	—
Class C Shares	15,000	—
Class I Shares	26,704,312	67,575,113
Dividends reinvested:
Class A Shares	47	—
Class C Shares	4	—
Class I Shares	3,671,952	5,959,932
Cost of shares redeemed:
Class I Shares	(73,384,538)	(128,505,996)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(42,939,460)	(54,970,951)
Total Increase (Decrease) in Net Assets	(34,978,321)	(59,530,417)
Net Assets ($):
Beginning of Period	141,949,335	201,479,752
End of Period	106,971,014	141,949,335
Undistributed investment income—net	—	13,989

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2009[a]	2008
Capital Share Transactions:
Class A
Shares sold	2,461	—
Shares issued for dividends reinvested	2	—
Net Increase (Decrease) in Shares Outstanding	2,463	—
Class C
Shares sold	699	—
Class I
Shares sold	1,257,579	3,123,689
Shares issued for dividends reinvested	172,181	276,664
Shares redeemed	(3,477,583)	(5,920,990)
Net Increase (Decrease) in Shares Outstanding	(2,047,823)	(2,520,637)

a	The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares and the fund commenced offering Class A and Class C shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30, 2009[a]
	Class A	Class C
	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	21.07	21.07
Investment Operations:
Investment income—net[b]	.32	.27
Net realized and unrealized
gain (loss) on investments	1.42	1.39
Total from Investment Operations	1.74	1.66
Distributions:
Dividends from investment income—net	(.36)	(.28)
Net asset value, end of period	22.45	22.45
Total Return (%)[c,d]	8.30	7.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.96	1.72
Ratio of net expenses to average net assets[e]	.80	1.55
Ratio of net investment income
to average net assets[e]	3.31	2.59
Portfolio Turnover Rate[f]	22.49	22.49
Net Assets, end of period ($ x 1,000)	55	16

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Represents portfolio turnover for the fund for the year.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	20.85	21.60	21.69	21.71	22.05
Investment Operations:
Investment income—net[b]	.79	.79	.78	.78	.77
Net realized and unrealized
gain (loss) on investments	1.60	(.75)	(.09)	(.02)	(.29)
Total from Investment Operations	2.39	.04	.69	.76	.48
Distributions:
Dividends from investment income—net	(.79)	(.79)	(.78)	(.78)	(.77)
Dividends from net realized
gain on investments	—	—	—	—	(.05)
Total Distributions	(.79)	(.79)	(.78)	(.78)	(.82)
Net asset value, end of period	22.45	20.85	21.60	21.69	21.71
Total Return (%)	11.73	.12	3.26	3.58	2.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.67	.60	.59	.63	.62
Ratio of net expenses
to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income
to average net assets	3.74	3.63	3.63	3.61	3.50
Portfolio Turnover Rate	22.49	34	10	29	35
Net Assets, end of period ($ x 1,000)	106,900	141,949	201,480	127,927	109,314

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Intermediate Tax Exempt Bond Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to achieve a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital. Prior to December 1, 2008, Standish Mellon Asset Management Company LLC, a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. Effective December 1, 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “Standish Mellon Intermediate Tax Exempt Bond Fund” to “Dreyfus Investment Funds” and “Dreyfus/Standish Intermediate Tax Exempt Bond Fund,” respectively.

The Board of Trustees approved, effective March 31, 2009, the implementation of a multiple class structure for the fund. On March 31, 2009, existing shares were redesignated as Class I shares and the fund added Class A and Class C shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of September 30, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 475 Class A and 475 Class C shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the

Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	104,096,418	—	104,096,418
Mutual Funds	298,676	—	—	298,676
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Securities transactions and investment income: Securities trans actions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $8,846, accumulated capital losses $111,091, and unrealized appreciation $4,206,216. In addition, the fund had $119,157 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, $61,832 of the carryover expires in fiscal 2015 and $49,259 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008 were as follows: tax exempt income $4,212,111 and $6,744,730 and ordinary income $3,585 and $0, respectively.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $28,060, increased accumulated net realized gain (loss) on investments by $10,129 and increased paid-in capital by $17,931. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to September 24, 2009, the Trust had entered into two separate agreements with The Bank of New York Mellon, that enabled the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit (collectively, the “Prior Facilities”). Effective September 24, 2009, the fund began participating, with other Dreyfus-managed funds, in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility” and, collectively, the “Current Facilities”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the amount of the Citibank, N.A. Facility changed from $145 million to $215 million. The fund has agreed to pay its pro rata portion of facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2009, the fund did not borrow under the Prior Facilities or the Current Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the funds average daily net assets and is payable monthly.

The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees, acquired fund fees and extraordinary expenses), not to exceed an annual rate of .55% of the value of the fund’s average daily net assets of Class A and Class C shares.The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, not to exceed an annual rate of .45% of the value of the fund’s average daily net assets of Class I shares. The expense limitations and waivers are voluntary, not contractual, and may be terminated at any time. The reduction in the investment advisory fee, pursuant to the undertaking, amounted to $248,222 during the year ended September 30, 2009.

The Trust entered into an agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $45,000 for the period ended September 30, 2009 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2009, Class C shares were charged $40 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the mainte-

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

nance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2009, Class A and Class C shares were charged $22 and $14, respectively, pursuant to the Shareholder Services Plan.

(d) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009 the fund was charged $10,736 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2009, the fund was charged $391 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $39,772 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $34,358, Rule 12b-1 distribution plan fees $7, shareholder services plan fees $11, custodian fees $22,500, chief compliance officer fees $3,341 and transfer agency per account fees $4,967, which are offset against an expense reimbursement currently in effect in the amount of $19,274.

(e) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus /Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”), the Trust and Dreyfus Funds,Inc.attended,$2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, the Trust, Dreyfus Funds, Inc. and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, the Trust Dreyfus Funds, Inc. and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.

(f) Prior to December 1, 2008, at which time the fee was eliminated, a 2% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. From October 1, 2008 to November 30, 2008, there were no redemption fees charged and retained by the fund. The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2009, amounted to $25,012,162 and $67,520,313, respectively.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended September 30, 2009, these disclosures did not impact the notes to the financial statements.

At September 30, 2009, the cost of investments for federal income tax purposes was $100,188,878; accordingly, accumulated net unrealized appreciation on investments was $4,206,216, consisting of $4,863,171 gross unrealized appreciation and $656,955 gross unrealized depreciation.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other services of the Trust.

During the fund’s past two fiscal years and any subsequent interim period: (i) no report on the fund’s financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/Standish Intermediate Tax Exempt Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/Standish Intermediate Tax Exempt Bond Fund (the “Fund”) (formerly Standish Intermediate Tax Exempt Bond Fund), a series of Dreyfus Investment Funds (formerly Mellon Institutional Funds), including the statement of investments as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2008 and the financial highlights for each of the years in the four-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish Intermediate Tax Exempt Bond Fund as of September 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York November 24, 2009

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended September 30, 2009 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $3,585 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both which will be mailed in early 2010.

The Fund 39

The Fund 41

The Fund 43

NOTES

For More Information

Telephone Call your Financial Representative or 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus/Newton International Equity Fund

ANNUAL REPORT September 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
35	Report of Independent Registered
Public Accounting Firm
36	Important Tax Information
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus/Newton International Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this annual report for Dreyfus/Newton International Equity Fund, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices.These indicators continue to help fuel a sustained rally among domestic and international stocks, many of which hit 52-week lows back in March. Since then, the best returns were generated by the most beaten-down securities and by smaller-cap securities. Momentum may keep these stocks rallying for a time, but the fundamental case for future gains seems to depend on an actual acceleration of economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals of individual companies and industry groups, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by Paul Markham, Lead Portfolio Manager, of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of –6.33%, Class C shares returned –6.67%, and Class I shares returned –6.32%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”), produced a total return of 3.23% for the same period.2

International stocks fell sharply over the first half of the reporting period due to a global recession and banking crisis. However, international equities rebounded over the second half, enabling the markets to offset their earlier losses.The fund produced lower returns than its benchmark, primarily due to disappointing stock selections in several market sectors.

The Fund’s Investment Approach

The fund normally invests at least 80% of its assets in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. The process of identifying investment ideas begins by identifying a core list of investment themes.These themes are based primarily on observable economic, industrial or social trends (typically global) that Newton believes will positively affect certain sectors or industries. During the reporting period, such themes included “all change” which asserted that the bursting of the credit bubble heralds a number of structural changes in economies and financial markets (and provided the rationale for the fund’s underweight exposure to the financial sector). Elsewhere, Newton believes the “networked world” theme identifies the opportunities inherent in the growth of information technology networks around the world.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

International Equities Rebounded in a Sustained Rally

The reporting period saw both staggering losses and impressive gains in international stock markets. During the fall of 2008, investor sentiment was depressed by a deep global recession characterized by rising unemployment rates and plummeting housing prices. At the same time, the world was in the grip of a financial crisis that limited credit availability and nearly led to the collapse of the global banking system.The effects of the financial crisis were particularly severe among multinational banks.

By mid-March, however, investor sentiment began to improve as it became clearer that massive government interventions had helped forestall a collapse of the global banking system. Stock markets throughout the world rallied as investors looked forward to better economic times. As investors grew more tolerant of risks they previously had avoided, the rebound was led by stocks and market sectors that had been severely beaten down during the downturn.

Some Stock Selections Dampened Fund Performance

Although our security selection strategy helped cushion the effects of the downturn over the reporting period’s first half, it prevented the fund from participating more fully in the market’s 2009 rally. Relative weakness was particularly apparent in the industrials sector, where U.K.-based defense contractor BAE Systems lost a key contract and was subject to an investigation into previous arms deals. In the traditionally defensive telecommunications sector, British fixed-line and cellular service provider Cable &Wireless lost value when its own broker reduced earnings guidance.The fund also encountered relative weakness in Deutsche Telekom and China Mobile.Among energy companies, Russian exploration-and-production firm Sabir Energy, French integrated oil pro-ducerTotal,UK natural gas producer BG Group and Norwegian oil well services provider Aker Solutions detracted from the fund’s relative performance amid volatile commodity prices.

In the consumer staples sector, the fund’s results were hindered by retailers and tobacco companies. Japan Tobacco suffered from a lack of pricing power due to heavier government regulation, and a Japanese convenience store operator was hurt by competitive pressures. The

4

contentious debate surrounding health care reform in the United States adversely affected global health care stocks, such as Japan’s generic drug-maker Takeda Pharmaceutical, despite strong free cash flows and dividends. Among individual stocks, Japanese electronics maker Nintendo saw sales of its new game console peak, causing investors to question the company’s growth prospects.

Of course, the fund also held its share of winning stock selections during the tumultuous reporting period.The fund fared relatively well in the financials sector when a number of European banks bounced back from oversold levels, including EFG Eurobank in Greece and, in the United Kingdom, Standard Chartered and HSBC Holdings. In addition, an underweighted position in the utilities sector bolstered relative performance when the sector lagged market averages in the rally.

Finding Opportunities in a Sluggish Recovery

As of the reporting period’s end, we remain cautious with regard to the global economy. Historically, recessions driven by balance sheet deleveraging have been followed by relatively weak recoveries. Therefore, we generally have favored companies that we believe have good growth prospects independent of macroeconomic factors, especially those that have demonstrated an ability to grow earnings through higher revenues, not just cost-cutting. In our judgment, maintaining a disciplined approach to identifying such opportunities is key to doing well over the long term.

October 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks. Return figures provided reflect the absorption of certain fund expenses by Newton. Had these expenses not been absorbed, returns would have been lower.This waiver is voluntary and may be terminated or changed at any time.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account fees and expenses to which the fund is subject.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/Newton International Equity
Fund on 12/21/05 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International
Europe Australasia Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 12/31/05 is used as the beginning value on 12/21/05.
Effective on December 1, 2008,The Dreyfus Corporation became the fund’s investment adviser and the fund’s name changed from Newton International Equity Fund to Dreyfus/Newton International Equity Fund.The fund is a series of Dreyfus Investment Funds (prior to December 1, 2008, Mellon Institutional Funds Investment Trust).
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class I shares.
Performance for Class A and Class C shares will vary from the performance of Class I shares shown above due to differences in charges and expenses.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/09

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/08	–11.72%	–2.61%††
without sales charge	3/31/08	–6.33%	–1.07%††
Class C shares
with applicable redemption charge †	3/31/08	–7.56%	–1.19%††
without redemption	3/31/08	-6.67%	–1.19%††
Class I shares	12/21/05	–6.32%	–1.00%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for periods prior to 3/31/08 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for that class.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from April 1, 2009 to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.39	$ 6.40	$ 6.63
Ending value (after expenses)	$1,339.90	$1,342.20	$1,340.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.38	$ 5.52	$ 5.72
Ending value (after expenses)	$1,018.75	$1,019.60	$1,019.40

† Expenses are equal to the fund’s annualized expense ratio of 1.26% for Class A, 1.09% for Class C and 1.13%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS September 30, 2009

Common Stocks—93.4%	Shares	Value ($)
Australia—4.9%
AMP	650,428 [a]	3,741,225
Newcrest Mining	199,819	5,623,341
QBE Insurance Group	195,667	4,153,175
Santos	270,471	3,626,864
		17,144,605
Austria—1.1%
Strabag	121,395	3,927,715
Brazil—4.0%
Cia de Bebidas das Americas, ADR	20,550	1,690,443
Natura Cosmeticos	155,739	2,808,682
Petroleo Brasileiro, ADR	67,090	2,637,308
Tele Norte Leste Participacoes, ADR	214,150	4,023,879
Vale, ADR	145,289	2,979,877
		14,140,189
Canada—1.5%
Barrick Gold	67,395	2,551,901
Potash Corporation of Saskatchewan	28,019	2,541,639
		5,093,540
Chile—.5%
Banco Santander Chile, ADR	33,458	1,925,173
China—.3%
Harbin Power Equipment, Cl. H	1,228,000	1,159,858
France—7.5%
Air Liquide	31,328	3,564,376
Alstom	60,061	4,383,110
BNP Paribas	52,212 [a]	4,171,687
GDF Suez	95,662	4,247,927
Thales	87,483	4,339,841
Total	91,622	5,444,146
		26,151,087
Germany—5.3%
Bayer	47,230	3,272,566
Bilfinger Berger	32,058	2,218,483
Deutsche Telekom	331,182	4,521,669
Fresenius Medical Care & Co.	68,976	3,434,871

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Germany (continued)
K+S	21,610	1,179,228
SAP	80,510	3,920,880
		18,547,697
Greece—1.1%
EFG Eurobank Ergasias	243,285 [b]	3,827,139
Hong Kong—2.3%
China Mobile	324,500	3,165,425
Huabao International Holdings	2,530,000	2,712,795
New World Development	943,000	2,029,566
		7,907,786
Japan—18.9%
Advantest	99,100	2,748,944
Asahi Breweries	198,600	3,632,832
CAPCOM	108,300	2,128,237
Elpida Memory	96,300 [b]	1,262,687
Fuji Machine Manufacturing	166,900	1,970,857
Honda Motor	103,400	3,184,994
INPEX	343	2,926,954
KDDI	1,011	5,698,947
Lawson	113,100	5,254,019
Mitsubishi	162,000	3,277,358
Nintendo	16,100	4,125,216
Nippon Telegraph & Telephone	74,100	3,434,033
Nissan Motor	543,500 [b]	3,675,202
Nomura Holdings	463,000	2,852,326
Sankyo	43,800	2,742,227
Sawai Pharmaceutical	5,100	295,438
Secom	75,600	3,806,740
Sumitomo Mitsui Financial Group	103,600	3,612,410
Takeda Pharmaceutical	61,300	2,554,024
Toshiba	809,000	4,244,850
Yahoo! Japan	8,096	2,750,827
		66,179,122

10

Common Stocks (continued)	Shares	Value ($)
Luxembourg—.8%
ArcelorMittal	70,614	2,640,172
Netherlands—2.1%
Koninklijke Ahold	206,804	2,487,604
Unilever	172,128	4,960,871
		7,448,475
Singapore—2.2%
DBS Group Holdings	351,000	3,309,041
Jardine Matheson Holdings	141,200	4,292,480
		7,601,521
South Africa—1.4%
Gold Fields	370,527	5,006,455
South Korea—.4%
LG Telecom	177,666	1,283,206
Spain—.9%
Acciona	23,480	3,195,446
Switzerland—15.0%
ABB	215,519 [b]	4,325,770
Actelion	77,454 [b]	4,809,577
Bank Sarasin & Cie, Cl. B	42,683 [b]	1,775,198
Lonza Group	26,279	2,865,509
Nestle	207,383	8,837,241
Novartis	145,710	7,290,421
Roche Holding	68,025	10,995,067
Syngenta	8,310	1,909,303
UBS	250,224 [b]	4,580,478
Verwaltungs-Und Privat-Bank	3,304	385,143
Zurich Financial Services	20,344	4,839,135
		52,612,842
Taiwan—.6%
HTC	196,150	2,153,818
Thailand—1.8%
Advanced Info Service	769,100	2,167,869
Bangkok Bank	464,100	1,629,833

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Thailand (continued)
Bank of Ayudhya	4,710,300	2,589,475
		6,387,177
United Kingdom—20.8%
Admiral Group	108,680	2,009,569
Anglo American	208,403 [b]	6,637,908
BAE Systems	900,658	5,026,366
BG Group	288,406	5,010,185
British American Tobacco	206,889	6,490,493
Bunzl	211,067	2,140,287
Cable & Wireless	2,944,524	6,752,848
Carnival	59,362	2,022,626
Centrica	666,684	2,680,715
GlaxoSmithKline	294,473	5,786,207
HSBC Holdings	780,574	8,931,966
ICAP	429,374	2,900,601
Smith & Nephew	328,107	2,939,078
Standard Chartered	84,626	2,085,490
Tesco	291,448	1,861,258
Ultra Electronics Holdings	93,291	1,994,876
Vodafone Group	3,336,850	7,476,609
		72,747,082
Total Common Stocks
(cost $290,877,035)		327,080,105

Preferred Stocks—1.8%
Luxembourg
Millicom International Cellular, SDR
(cost $4,719,249)	87,328 [b]	6,376,090

12

Other Investment—2.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,182,904)	7,182,904 [c]	7,182,904

Total Investments (cost $302,779,188)	97.3%	340,639,099

Cash and Receivables (Net)	2.7%	9,402,466

Net Assets	100.0%	350,041,565

ADR—American Depository Receipts
SDR—Swedish Depository Receipts
a Partially purchased on a delayed delivery basis.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	18.7	Information Technology	6.7
Telecommunications Services	12.8	Energy	5.6
Health Care	12.6	Consumer Discretionary	3.3
Industrials	11.0	Utilities	2.9
Consumer Staples	10.9	Money Market Investment	2.1
Materials	10.7		97.3

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		295,596,284	333,456,195
Affiliated issuers		7,182,904	7,182,904
Cash			617,674
Cash denominated in foreign currencies		274,227	277,199
Receivable for investment securities sold			13,262,841
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			3,473,292
Dividends and interest receivable			1,366,432
Receivable for shares of Beneficial Interest subscribed			687,050
Prepaid expenses			12,114
			360,335,701
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			287,583
Payable for investment securities purchased			6,948,287
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			2,613,854
Payable for shares of Beneficial Interest redeemed			295,447
Accrued expenses			148,965
			10,294,136
Net Assets ($)			350,041,565
Composition of Net Assets ($):
Paid-in capital			320,660,141
Accumulated undistributed investment income—net			2,193,689
Accumulated net realized gain (loss) on investments			(11,569,087)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			38,756,822
Net Assets ($)			350,041,565

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	16,863,876	1,191,283	331,986,406
Shares Outstanding	1,036,809	73,652	20,407,769
Net Asset Value Per Share ($)	16.27	16.17	16.27

See notes to financial statements.

14

STATEMENT OF OPERATIONS Year Ended September 30, 2009

Investment Income ($):
Income:
Cash dividends (net of $533,828 foreign taxes withheld at source):
Unaffiliated issuers	6,219,658
Affiliated issuers	24,276
Total Income	6,243,934
Expenses:
Investment advisory fee—Note 3(a)	1,412,416
Custodian fees—Note 3(c)	230,182
Shareholder servicing costs—Note 3(c)	170,621
Accounting and administration fees—Note 3(a)	69,000
Professional fees	68,453
Registration fees	51,275
Prospectus and shareholders’ reports	18,766
Trustees’ fees and expenses—Note 3(d)	13,742
Distribution fees—Note 3(b)	4,926
Interest expense—Note 2	1,295
Loan commitment fees—Note 2	200
Miscellaneous	43,038
Total Expenses	2,083,914
Less—reduction in investment advisory fees
due to undertaking—Note 3(a)	(69,929)
Less—reduction in fees due to earnings credits—Note 1(c)	(1,864)
Net Expenses	2,012,121
Investment Income—Net	4,231,813
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(11,303,417)
Net realized gain (loss) on forward foreign currency exchange contracts	(131,123)
Net Realized Gain (Loss)	(11,434,540)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $714,165 net unrealized
appreciation on forward foreign currency exchange contracts)	50,620,104
Net Realized and Unrealized Gain (Loss) on Investments	39,185,564
Net Increase in Net Assets Resulting from Operations	43,417,377

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2009[a]	2008[b]
Operations ($):
Investment income—net	4,231,813	668,211
Net realized gain (loss) on investments	(11,434,540)	3,571,177
Net unrealized appreciation
(depreciation) on investments	50,620,104	(20,814,461)
Net Increase (Decrease) in Net Assets
Resulting from Operations	43,417,377	(16,575,073)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(121,201)	(1,082)
Class C Shares	(7,177)	(733)
Class I Shares	(2,139,573)	(708,426)
Class R Shares	—	(37)
Net realized gain on investments:
Class A Shares	(232,715)	—
Class C Shares	(11,568)	—
Class I Shares	(2,501,575)	(3,740,815)
Total Dividends	(5,013,809)	(4,451,093)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	13,883,301	5,173,646
Class C Shares	822,973	475,874
Class I Shares	279,789,080	33,433,744
Class R Shares	—	10,000
Dividends reinvested:
Class A Shares	313,710	1,027
Class C Shares	18,063	678
Class I Shares	2,279,008	788,804
Cost of shares redeemed:
Class A Shares	(3,486,300)	(59,133)
Class C Shares	(98,801)	—
Class I Shares	(48,474,375)	(1,335,835)
Class R Shares	(5,738)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	245,040,921	38,488,805
Total Increase (Decrease) in Net Assets	283,444,489	17,462,639
Net Assets ($):
Beginning of Period	66,597,076	49,134,437
End of Period	350,041,565	66,597,076
Undistributed investment income—net	2,193,689	299,395

16

	Year Ended September 30,
	2009[a]	2008[b]
Capital Share Transactions:
Class A
Shares sold	1,022,852	245,534
Shares issued for dividends reinvested	23,058	44
Shares redeemed	(251,777)	(2,902)
Net Increase (Decrease) in Shares Outstanding	794,133	242,676
Class C
Shares sold	57,661	21,942
Shares issued for dividends reinvested	1,330	29
Shares redeemed	(7,310)	—
Net Increase (Decrease) in Shares Outstanding	51,681	21,971
Class I
Shares sold	20,525,024	1,600,217
Shares issued for dividends reinvested	167,828	31,890
Shares redeemed	(3,677,286)	(63,981)
Net Increase (Decrease) in Shares Outstanding	17,015,566	1,568,126
Class R
Shares sold	—	428
Shares redeemed	(428)	—
Net Increase (Decrease) in Shares Outstanding	(428)	428

a Effective close of business on December 3, 2008, the fund no longer offers Class R shares.
b The fund commenced offering four classes of shares on March 31, 2008.The existing shares were redesignated Class
I shares and the fund added Class A, Class C and Class R shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	18.18	23.37
Investment Operations:
Investment income—net[b]	.29	.14
Net realized and unrealized
gain (loss) on investments	(1.57)	(5.20)
Total from Investment Operations	(1.28)	(5.06)
Distributions:
Dividends from investment income—net	(.16)	(.13)
Dividends from net realized gain on investments	(.47)	—
Total Distributions	(.63)	(.13)
Net asset value, end of period	16.27	18.18
Total Return (%)[c]	(6.33)	(21.78)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.52	2.35[e]
Ratio of net expenses to average net assets	1.26	1.40[e]
Ratio of net investment income to average net assets	2.27	1.61[e]
Portfolio Turnover Rate	115.69	105
Net Assets, end of period ($ x 1,000)	16,864	4,412

a	From March 31, 2008 (commencement of operations) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

18

	Year Ended September 30,
Class C Shares	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	18.14	23.37
Investment Operations:
Investment income—net[b]	.26	.05
Net realized and unrealized
gain (loss) on investments	(1.59)	(5.15)
Total from Investment Operations	(1.33)	(5.10)
Distributions:
Dividends from investment income—net	(.17)	(.13)
Dividends from net realized gain on investments	(.47)	—
Total Distributions	(.64)	(.13)
Net asset value, end of period	16.17	18.14
Total Return (%)[c]	(6.67)	(21.95)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83	6.42[e]
Ratio of net expenses to average net assets	1.42	2.15[e]
Ratio of net investment income to average net assets	2.07	.49[e]
Portfolio Turnover Rate	115.69	105
Net Assets, end of period ($ x 1,000)	1,191	399

a	From March 31, 2008 (commencement of operations) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2009	2008[a]	2007	2006[b]
Per Share Data ($):
Net asset value, beginning of period	18.21	26.94	21.51	20.00
Investment Operations:
Investment income—net[c]	.30	.31	.35	.27
Net realized and unrealized
gain (loss) on investments	(1.59)	(6.64)	5.41	1.54
Total from Investment Operations	(1.29)	(6.33)	5.76	1.81
Distributions:
Dividends from investment income—net	(.18)	(.35)	(.20)	(.30)
Dividends from net realized
gain on investments	(.47)	(2.05)	(.13)	—
Total Distributions	(.65)	(2.40)	(.33)	(.30)
Net asset value, end of period	16.27	18.21	26.94	21.51
Total Return (%)	(6.32)	(25.80)	26.92	9.15[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.59	1.36	1.53[e]
Ratio of net expenses to average net assets	1.13	1.15	1.15	1.15[e]
Ratio of net investment income
to average net assets	2.41	1.33	1.45	1.63[e]
Portfolio Turnover Rate	115.69	105	87	84[d]
Net Assets, end of period ($ x 1,000)	331,986	61,779	49,134	33,354

a	The fund commenced offering four classes of shares on March 31, 2008. The existing shares were redesignated Class I and the fund added Class A, Class C and Class R shares.
b	From December 21, 2005 (commencement of operations) to September 30, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. Prior to December 1, 2008, Newton Capital Management Limited (“Newton”), an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. Effective December 1, 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser. Newton serves as the fund’s sub-investment advisor.

At a meeting of the fund’s Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “Newton International Equity Fund” to “Dreyfus Investment Funds” and “Dreyfus/Newton International Equity Fund,” respectively.

Effective close of business on December 3, 2008, the fund no longer offers Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately

22

fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	333,456,195	—	—	333,456,195
Mutual Funds	7,182,904	—	—	7,182,904
Other Financial
Instruments††	—	3,473,292	—	3,473,292
Liabilities ($)
Other Financial
Instruments††	—	(2,613,854)	—	(2,613,854)

†	See Statement of Investments for country classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The fund does not isolate that por tion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

24

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).The Board of Trustees approved, effective on or about January 1, 2010, for the fund to pay dividends from investment income-net annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed investment income $3,008,692, accumulated capital losses $6,505,639, and unrealized appreciation $32,946,166. In addition, the fund had $67,795 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

26

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008 were as follows: ordinary income $2,790,644 and $2,291,606 and long-term capital gains $2,223,165 and $2,159,487, respectively.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies,Thailand capital gain taxes and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $69,568, increased accumulated net realized gain (loss) on investments by $69,590 and decreased paid-in capital by $22. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to September 24, 2009, the Trust had entered into two separate agreements with The Bank of New York Mellon, that enabled the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit (collectively, the “Prior Facilities”). Effective September 24, 2009, the fund began participating, with other Dreyfus-managed funds, in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility” and, collectively, the “Current Facilities”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the amount of the Citibank, N.A. Facility changed from $145 million to $215 million.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has agreed to pay its pro rata portion of facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Prior Facilities and Current Facilities during the period ended September 30, 2009, was approximately $167,100 with a related weighted average annualized interest rate of .77%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) exceed 1.15%. This arrangement is temporary and may be terminated or changed at any time.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $69,929 during the period ended September 30, 2009.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $69,000 for the period ended September 30, 2009 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay and Class R shares paid

28

the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class R shares. During the period ended September 30, 2009, Class C and Class R shares were charged $4,923 and $3, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class R shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2009, Class A, Class C and Class R shares were charged $26,265, $1,641 and $3, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009, the fund was charged $59,544 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2009, the fund was charged $1,864 pursuant to the cash management agreements. These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $230,182 pursuant to the custody agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $224,645, Rule 12b-1 distribution plan fees $676, shareholder services plan fees $3,644, custodian fees $74,999, chief compliance officer fees $3,341 and transfer agency per account fees $579, which are offset against an expense reimbursement currently in effect in the amount of $20,301.

(d) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”), the Trust and Dreyfus Funds, Inc. attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, the Trust, Dreyfus Funds, Inc. and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, the Trust, Dreyfus Funds, Inc. and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.

(e) Prior to December 1, 2008, at which time the fee was eliminated, a 2% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. From October 1, 2008 to November 30, 2008,

30

redemption fees charged and retained by the fund amounted to $17,001. The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward contracts, during the period ended September 30, 2009, amounted to $431,587,271 and $199,328,856, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

During the period ended September 30, 2009, the average market value of forward contracts was $60,321,882 which represented 34.2% of average net assets.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at September 30, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 10/6/2009	646,728	570,501	570,544	43
Australian Dollar,
Expiring 2/12/2010	11,109,230	9,265,098	9,677,747	412,649
Australian Dollar,
Expiring 3/15/2010	11,545,933	9,756,313	10,025,825	269,512
British Pound,
Expiring 11/13/2009	2,433,000	3,970,656	3,887,674	(82,982)
Euro,
Expiring 2/12/2010	4,331,528	6,197,096	6,336,859	139,763
Euro,
Expiring 2/12/2010	4,726,194	6,999,165	6,914,239	(84,926)
Euro,
Expiring 3/15/2010	7,115,182	10,497,336	10,408,241	(89,095)
Japanese Yen, Expiring
11/13/2009	362,516,757	3,666,288	4,039,667	373,379
Japanese Yen,
Expiring
2/12/2010	1,127,115,000	11,910,456	12,568,681	658,225
Japanese Yen,
Expiring
2/12/2010	870,523,742	9,400,904	9,707,381	306,477
Japanese Yen,
Expiring
3/15/2010	957,357,000	10,625,494	10,678,197	52,703
Norwegian Krone,
Expiring 2/12/2010	14,727,960	2,421,759	2,536,756	114,997
Norwegian Krone,
Expiring 2/12/2010	24,413,740	4,073,306	4,205,042	131,736

32

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales:
Australian Dollar,
Expiring 2/12/2010	11,109,230	9,400,905	9,677,747	(276,842)
British Pound,
Expiring 10/2/2009	3,798,892	6,112,037	6,071,233	40,804
British Pound,
Expiring 11/13/2009	2,433,000	3,666,288	3,887,675	(221,387)
British Pound,
Expiring 2/12/2010	1,430,000	2,421,759	2,284,674	137,085
British Pound,
Expiring 2/12/2010	2,396,000	4,073,306	3,828,026	245,280
British Pound,
Expiring 2/12/2010	3,804,000	6,197,096	6,077,551	119,545
British Pound,
Expiring 2/12/2010	4,276,000	6,999,165	6,831,653	167,512
British Pound,
Expiring 3/15/2010	5,919,000	9,756,313	9,456,319	299,994
Euro,
Expiring 3/15/2010	7,294,704	10,625,494	10,670,850	(45,356)
Japanese Yen,
Expiring 10/5/2009	108,205,320	1,209,017	1,205,429	3,588
Japanese Yen, Expiring
11/13/2009	388,736,468	3,970,656	4,331,844	(361,188)
Japanese Yen, Expiring
2/12/2010	844,750,000	8,851,157	9,419,973	(568,816)
Japanese Yen, Expiring
2/12/2010	282,365,000	2,908,161	3,148,707	(240,546)
Japanese Yen, Expiring
2/12/2010	872,279,000	9,265,099	9,726,954	(461,855)
Japanese Yen,
Expiring 3/15/2010	957,357,000	10,497,336	10,678,197	(180,861)
Gross Unrealized
Appreciation				3,473,292
Gross Unrealized
Depreciation				(2,613,854)

At September 30, 2009, the cost of investments for federal income tax purposes was $307,774,841; accordingly, accumulated net unrealized appreciation on investments was $32,864,258, consisting of $42,024,780 gross unrealized appreciation and $9,160,522 gross unrealized depreciation.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the fund, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the fund’s past two fiscal years and any subsequent interim period: (i) no report on the fund’s financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of The Dreyfus/Newton International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/Newton International Equity Fund (the “Fund”) (formerly Newton International Equity Fund), a series of Dreyfus Investment Funds (formerly Mellon Institutional Funds), including the statement of investments as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.The statement of changes in net assets for the year ended September 30, 2008 and the financial highlights for each of the years in the four-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Newton International Equity Fund as of September 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York November 24, 2009

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended September 30,2009:

—the total amount of taxes paid to foreign countries was $535,714

—the total amount of income sourced from foreign countries was $4,910,713.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed in early 2010.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,801,055 represents the maximum amount that may be considered qualified dividend income. Also, the fund designates $.3800 per share as a long-term capital gain distribution and $.0890 per share as a short-term capital gain distribution paid on December 15, 2008.

36

The Fund 37

38

The Fund 39

40

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $337,011 in 2008 and $226,300 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $51,500 in 2008 and $47,300 in 2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $97,829 in 2008 and $22,500 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $95,500 in 2008 and $5,463,990 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By: /s/J. David Officer
J. David Officer
President

Date: November 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/J. David Officer
J. David Officer
President

Date:	November 19, 2009

By:	/s/ James Windels
James Windels
Treasurer

Date:	November 19, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]